UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023

Baudax Bio, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39101	47-4639500
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Lapp Road, Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 395-2470

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.01	BXRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 29, 2023 (the “Effective Date”), Baudax Bio, Inc., a Pennsylvania corporation (“Baudax Bio”), acquired TeraImmune, Inc., a Delaware corporation (“TeraImmune”), in accordance with the terms of the Agreement and Plan of Merger, dated as of the Effective Date (the “Merger Agreement”), by and among Baudax Bio, Bounce Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Baudax Bio (“First Merger Sub”), Bounce Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Baudax Bio (“Second Merger Sub”), and TeraImmune. Pursuant to the Merger Agreement, First Merger Sub merged with and into TeraImmune, pursuant to which TeraImmune was the surviving corporation and became a wholly owned subsidiary of Baudax Bio (the “First Merger”). Immediately following the First Merger, TeraImmune merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity (together with the First Merger, the “Merger”). The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Under the terms of the Merger Agreement, at the closing of the Merger (the “Closing”), Baudax Bio issued to the common stockholders of TeraImmune (the “Target Stockholders”) an aggregate of 1,212,185 shares of the common stock of Baudax Bio, par value $0.01 per share (“Common Stock”) and 27,089.719 shares of Series X Non-Voting Convertible Preferred Stock, par value $0.01 per share (the “Series X Preferred Stock”), each share of which is convertible into 1,000 shares of Common Stock (subject to certain conditions as described below). Under the terms of the Merger Agreement, all options to purchase or acquire shares of TeraImmune held by Continuing Employees (as defined in the Merger Agreement) were assumed by Baudax Bio and converted into options to purchase shares of Common Stock and Series X Preferred Stock of Baudax Bio on the same terms and conditions as applied to such options and restricted stock awards immediately prior to the Merger (but with such changes as Baudax Bio in good faith determined were necessary to reflect such assumption and conversion). Following the closing of the Merger, Baudax Bio had 7,276,149 shares of Common Stock issued and outstanding.

Reference is made to the discussion of the Series X Preferred Stock in Item 5.03 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

Certain shares of Common Stock outstanding immediately after the Merger are held by Target Stockholders subject to lock-up restrictions, pursuant to which such stockholders have agreed, except in limited circumstances, not to sell or transfer, or engage in swap or similar transactions with respect to, shares of the Common Stock, including, as applicable, shares received in the Merger, for a period of 180 days following the closing of the Merger.

Pursuant to the Merger Agreement, Baudax Bio has agreed to hold a shareholders’ meeting (the “Special Meeting”) to submit the approval of the conversion of the Series X Preferred Stock into shares of Common Stock in accordance with Nasdaq Listing Rule 5635(a), among other matters, to its shareholders for their consideration (the “Merger Agreement Meeting Proposals”). In connection with these matters, Baudax Bio intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant materials.

Prior to the Effective Date, the Board of Directors of Baudax Bio (the “Board”) unanimously approved the Merger Agreement and the related transactions, and the consummation of the Merger was not subject to approval of Baudax Bio shareholders.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, in connection with the Merger, Baudax Bio entered into a Forbearance Agreement, by and among Baudax Bio, Baudax Bio N.A. LLC and Baudax Bio Limited, the lenders party thereto (the “Lenders”) and Wilmington Trust, National Association, solely in its capacity as administrative and collateral agent for the Lenders, pursuant to which the Lenders agreed to forbear their rights to exercise any rights and remedies with respect to any default under that certain Credit Agreement, dated as of May 29, 2020, resulting from the Merger, for a period of up to 30 days following the Closing.

The foregoing description of the Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to the Forbearance Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Baudax Bio or TeraImmune. The Merger Agreement contains representations, warranties and covenants that Baudax Bio and TeraImmune made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger Agreement between Baudax Bio and TeraImmune and may be subject to important qualifications and limitations agreed to by Baudax Bio and TeraImmune in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders, or may have been used for the purpose of allocating risk between Baudax Bio and TeraImmune rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Baudax Bio’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Lock-up Agreements

Concurrently and in connection with the execution of the Merger Agreement, certain TeraImmune and Baudax Bio stockholders as of immediately prior to the Merger, and the directors and officers of Baudax Bio as of immediately prior to the Merger, entered into lock-up agreements with Baudax Bio and TeraImmune, pursuant to which each such stockholder will be subject to a 180 day lockup on the sale or transfer of shares of Common Stock or securities convertible into or exercisable for or exchangeable for Common Stock held by each such stockholder at the closing of the Merger, including those shares received by TeraImmune stockholders in the Merger (the “Lock-up Agreements”).

The foregoing description of the Lock-up Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Lock-up Agreement, which is provided as Exhibit B to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Support Agreements

In connection with the execution of the Merger Agreement, Baudax Bio and TeraImmune entered into stockholder support agreements (the “Support Agreements”) with Baudax Bio’s directors and officers (solely in their capacity as stockholders) and certain Baudax Bio shareholders as of immediately prior to the Merger. The Support Agreements provide that, among other things, each of the shareholders have agreed to vote or cause to be voted all of the shares of Common Stock owned by such shareholder as of the date of the Special Meeting in favor of the Merger Agreement Meeting Proposals at the Special Meeting to be held in connection therewith.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Support Agreement, which is provided as Exhibit C to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Effective Date, Baudax Bio completed its business combination with TeraImmune. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, Baudax Bio issued shares of Common Stock and Series X Preferred Stock to the Target Stockholders. Such issuances were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Regulation D promulgated thereunder. The information contained in Items 1.01, 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock any preferred stock or any other securities of Baudax Bio.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On July 3, 2023, the Board appointed Yong Chan Kim, Ph.D., as a member of the Board, effective as of July 3, 2023, to serve until the Baudax Bio’s 2024 annual meeting of stockholders or until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

Yong Chan Kim, Ph.D., 49, has served as the CEO and Director of TeraImmune, Inc. since April, 2019. Dr. Kim served as Vice President of Research of TeraImmune, LLC from April, 2017 until March, 2019. He also previously served as a Research Assistant Professor at the Uniformed Services University of the Health Sciences from May 2015 until March 2018. Dr. Kim received his Ph.D. in Biochemistry from Chungnam National University and completed his post-doctoral fellowship at the Uniformed Services University of the Health Sciences.

No family relationships exist between Dr. Kim and any of the Company’s directors or other executive officers. Dr. Kim was appointed to the Board pursuant to the terms of the Merger Agreement. There are no transactions to which the Company is or was a participant and in which Dr. Kim had or will have a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series X Preferred Stock

On the Effective Date, Baudax Bio filed a Certificate of Designation of Preferences, Rights and Limitations of Series X Non-Voting Convertible Preferred Stock with the Secretary of State of the State of Delaware (the “Series X Certificate of Designation”) in connection with the Merger referenced in Item 1.01 above. The Series X Certificate of Designation provides for the issuance of shares of Series X Preferred Stock.

Holders of Series X Preferred Stock are entitled to receive dividends on shares of Series X Preferred Stock equal to, on an as-if-converted-to-Common-Stock basis, and in the same form and manner as, dividends actually paid on shares of Common Stock. Except as otherwise required by law, the Series X Preferred Stock does not have voting rights. However, as long as any shares of Series X Preferred Stock are outstanding, Baudax Bio will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series X Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series X Preferred Stock, (b) alter or amend the Series X Certificate of Designation, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series X Preferred Stock, (d) issue further shares of Series X Preferred Stock or increase the number of authorized shares of Series X Preferred Stock, (e) prior to the stockholder approval of the Conversion Proposal or at any time while at least 30% of the originally issued Series X Preferred Stock remains issued and outstanding, consummate a Fundamental Transaction (as defined in the Series X Certificate of Designation) or any merger or consolidation of Baudax Bio with or into another entity or any stock sale to, or other business combination in which the stockholders of Baudax Bio immediately before such transaction do not hold at least a majority of the capital stock of Baudax Bio immediately after such transaction, or (f) enter into any agreement with respect to any of the foregoing. The Series X Preferred Stock shall rank on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding up of Baudax Bio, whether voluntarily or involuntarily.

Following stockholder approval of the Conversion Proposal, each share of Series X Preferred Stock then outstanding shall automatically convert into a number of shares of Common Stock equal to the Conversion Ratio (as defined in the Series X Certificate of Designation), subject to certain limitations, including that Baudax Bio shall not effect any conversion of shares of Series X Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more 19.99% of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion. Under the terms of the Merger Agreement, Baudax Bio has agreed to use reasonable best efforts to call and hold the Special Meeting to obtain the requisite approval for the conversion of all outstanding shares of Series X Preferred Stock issued in the Merger into shares of Common Stock, as required by the listing rules of The Nasdaq Stock Market LLC, within 90 days after the date of the Merger Agreement and, if such approval is not obtained at the Special Meeting, to seek to obtain such approval at an annual or special stockholders meeting to be held at least every six months thereafter until such approval is obtained, which would be time consuming and costly. If Baudax Bio’s stockholders do not timely approve the conversion of the Series X Preferred Stock, then the holders of Series X Preferred Stock may, commencing six months following the Effective Date, be entitled to require Baudax Bio to settle their shares of Series X Preferred Stock for cash at a price per share equal to the then-current fair value of the Series X Preferred Stock, as described in the Series X Certificate of Designation.

The foregoing description of the Series X Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Series X Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: uses of proceeds; projected cash runways; future product development plans; and stockholder approval of the conversion rights of the Series X Preferred Stock. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Baudax Bio’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, clinical results and other future conditions. There are a number of important factors that could cause Baudax Bio’s actual results to differ materially from those indicated or implied by such forward-looking statements including, without limitation: whether Baudax Bio will be able to successfully integrate the TeraImmune operations and realize the anticipated benefits of the acquisition of TeraImmune; whether Baudax Bio’s shareholders approve the conversion of the Series X Preferred Stock and the required cash payment of the then-current fair value of the Series X Preferred Stock if such approval is not provided; whether Baudax Bio’s cash resources will be sufficient to fund Baudax Bio’s continuing operations and the newly acquired TeraImmune operations, including the liabilities of TeraImmune incurred in connection with the completion of the Merger; whether Baudax Bio’s collaborations will be successful; whether Baudax Bio will be able to advance its current product candidate pipeline through pre-clinical studies and clinical trials, that interim results may not be indicative of final results in clinical trials, that earlier-stage trials may not be indicative of later-stage trials, the approvability of product candidates; whether Baudax Bio will be able to comply with the financial and other covenants under its credit facility; and whether Baudax Bio will be able to maintain its listing on the Nasdaq Capital Market. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Baudax Bio may not actually achieve the forecasts disclosed in such forward-looking statements, and you should not place undue reliance on such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in Baudax Bio’s most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in its subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither Baudax Bio, nor any of its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing Baudax Bio’s views as of any date subsequent to the date hereof.

Important Additional Information and Where to Find It

Baudax Bio, Inc., its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Baudax Bio’s shareholders in connection with the matters to be considered at Baudax Bio’s 2023 Special Meeting of Shareholders. Information regarding the names of Baudax Bio’s directors and executive officers and their respective interests in Baudax Bio by security holdings or otherwise can be found in Baudax Bio’s proxy statement for its 2022 Annual Meeting of Shareholders, filed with the SEC on April 28, 2023. To the extent holdings of Baudax Bio’s securities have changed since the amounts set forth in Baudax Bio’s proxy statement for the 2023 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Baudax Bio intends to file a proxy statement and accompanying proxy card with the SEC in connection with the solicitation of proxies from Baudax Bio shareholders in connection with the matters to be considered at Baudax Bio’s 2023 Special Meeting of Shareholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in Baudax Bio’s proxy statement for its 2023 Special Meeting, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AS WELL AS ANY OTHER DOCUMENTS FILED BY BAUDAX BIO WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain copies of the proxy statement, any amendments or supplements to the proxy statement, the accompanying proxy card, and other documents filed by Baudax Bio with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Baudax Bio’s corporate website at https:// https://www.baudaxbio.com/news-and-investors.com or by contacting Baudax Bio’s Investor Relations at Baudax Bio, Inc., 490 Lapp Road, Malvern, PA 19355 or by calling Baudax Bio’s Investor Relations at (484) 395-2440.

Item 9.01 – Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

Baudax Bio intends to file financial statements required by this Item 9.01(a) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(b) Pro forma financial information.

Baudax Bio intends to file the pro forma financial information that is required by this Item 9.01(b) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated June 29, 2023, by and among Baudax Bio, Inc., Bounce Merger Sub I, Inc., Bounce Merger Sub II, LLC and TeraImmune, Inc. (1)

3.1	Certificate of Designations of Series X Non-Voting Convertible Preferred Stock.

10.1	Forbearance Agreement, dated as of June 29, 2023, by and among Baudax Bio, Inc, Baudax Bio N.A. LLC, Baudax Bio Limited, Wilmington Trust, National Association, and the Lender party hereto.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1)

Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Baudax Bio agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that Baudax Bio may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2023	Baudax Bio, Inc.

	By:	/s/ Gerri A. Henwood
	Name:	Gerri A. Henwood
	Title:	President and Chief Executive Officer

Exhibit 2.1

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

among:

BAUDAX BIO, INC.,

BOUNCE MERGER SUB I, INC.,

BOUNCE MERGER SUB II, LLC,

and

TERAIMMUNE, INC.

Dated as of June 29, 2023

TABLE OF CONTENTS

Page

Section 1. DESCRIPTION OF TRANSACTION		2

1.1	The Merger	2
1.2	Effects of the Merger	3
1.3	Closing; First Effective Time; Second Effective Time	3
1.4	Certificate of Designation; Certificate of Incorporation and Bylaws; Directors and Officers.	3
1.5	Merger Consideration; Effect of Merger on Company Common Stock	5
1.6	Conversion of Shares	5
1.7	Closing of the Company’s Transfer Books	6
1.8	Exchange of Shares	7
1.9	Appraisal Rights	8
1.10	Company Options	8
1.11	Company Convertible Notes; Escrow Shares	10
1.12	Further Action	11
1.13	Withholding	11

Section 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY		11

2.1	Due Organization; Subsidiaries	11
2.2	Organizational Documents	12
2.3	Authority; Binding Nature of Agreement	12
2.4	Vote Required	12
2.5	Non-Contravention; Consents	12
2.6	Capitalization	13
2.7	Financial Statements	15
2.8	Absence of Changes	15
2.9	Absence of Undisclosed Liabilities	17
2.10	Title to Assets	17
2.11	Real Property; Leasehold	18
2.12	Intellectual Property	18
2.13	Agreements, Contracts and Commitments	20
2.14	Compliance; Permits; Restrictions	22
2.15	Legal Proceedings; Orders	24
2.16	Tax Matters	25
2.17	Employee and Labor Matters; Benefit Plans	26
2.18	Environmental Matters	30
2.19	Insurance	30
2.20	No Financial Advisors	30
2.21	Transactions with Affiliates	30
2.22	Anti-Bribery	31
2.23	Disclaimer of Other Representations or Warranties	31

Section 3. REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBS		31

3.1	Due Organization; Subsidiaries	32
3.2	Organizational Documents	32
3.3	Authority; Binding Nature of Agreement	32
3.4	Vote Required	33
3.5	Non-Contravention; Consents	33
3.6	Capitalization	34
3.7	SEC Filings; Financial Statements	35
3.8	Absence of Changes	38
3.9	Absence of Undisclosed Liabilities	39

i

3.10	Title to Assets	39
3.11	Real Property; Leasehold	40
3.12	Intellectual Property	40
3.13	Agreements, Contracts and Commitments	42
3.14	Compliance; Permits	43
3.15	Legal Proceedings; Orders	46
3.16	Tax Matters	46
3.17	Employee and Labor Matters; Benefit Plans	48
3.18	Environmental Matters	51
3.19	Transactions with Affiliates	51
3.20	Insurance	52
3.21	No Financial Advisors	52
3.22	Anti-Bribery	52
3.23	Valid Issuance	52
3.24	Opinion of Financial Advisor	52
3.25	Disclaimer of Other Representations or Warranties	52

Section 4. ADDITIONAL AGREEMENTS OF THE PARTIES		53

4.1	Stockholder Notice	53
4.2	Parent Shareholders’ Meeting	53
4.3	Reservation of Parent Common Stock; Issuance of Shares of Parent Common Stock	54
4.4	Employee Benefits	54
4.5	Indemnification of Officers and Directors	55
4.6	Additional Agreements	56
4.7	Proxy Statement	56
4.8	Listing	57
4.9	Tax Matters	57
4.10	Legends	57
4.11	Company Board Designee	57
4.12	Section 16 Matters	58
4.13	Cooperation	58
4.14	Closing Certificates	58
4.15	Takeover Statutes	58
4.16	Parent Options	59
4.17	Obligations of Merger Subs	59
4.18	Private Placement	59
4.19	Marathon Waiver and Consent	59

Section 5. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY		59

5.1	No Restraints	59
5.2	Listing	60
5.3	Certificate of Designation	60

Section 6. CLOSING DELIVERIES OF THE COMPANY		60

6.1	Documents	60
6.2	FIRPTA Certificate	60
6.3	Company Lock-Up Agreements	60
Section 7. CLOSING DELIVERIES OF PARENT		60
7.1	Parent Outstanding Shares Certificate	60
7.2	Parent Lock-Up Agreements	60
Section 8. MISCELLANEOUS PROVISIONS		61
8.1	Non-Survival of Representations and Warranties	61
8.2	Amendment	61
8.3	Waiver	61

ii

8.4	Entire Agreement; Counterparts; Exchanges by Electronic Transmission	61
8.5	Applicable Law; Jurisdiction	61
8.6	Attorneys’ Fees	62
8.7	Assignability	62
8.8	Notices	62
8.9	Cooperation	63
8.10	Severability	63
8.11	Other Remedies	63
8.12	No Third-Party Beneficiaries	63
8.13	Construction	63
8.14	Expenses	64

Exhibits:

Exhibit A	Definitions
Exhibit B	Form of Lock-Up Agreement
Exhibit C	Form of Parent Support Agreement
Exhibit D	Form of Certificate of Designation
Exhibit E	Company Board Designees

iii

Exhibit 2.1

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER is made and entered into as of June 29, 2023, by and among Baudax Bio, Inc., a Pennsylvania corporation (“Parent”), Bounce Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“First Merger Sub”), Bounce Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Second Merger Sub” and, together with First Merger Sub, “Merger Subs”), and TeraImmune, Inc., a Delaware corporation (the “Company”). Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

A. Parent and the Company intend to effect a merger of First Merger Sub with and into the Company (the “First Merger”) in accordance with this Agreement and the DGCL. Upon consummation of the First Merger, First Merger Sub will cease to exist and the Company will become a wholly owned subsidiary of Parent.

B. Immediately following the First Merger and as part of the same overall transaction as the First Merger, the Company will merge with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Merger”), with Second Merger Sub being the surviving entity of the Second Merger.

C. The Parties intend that the First Merger and the Second Merger, taken together, will constitute an integrated transaction described in Rev. Rul. 2001-46, 2001-2 C.B. 321 that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, and by executing this Agreement, the Parties intend to adopt this Agreement as a plan of reorganization within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3.

D. The Parent Board has (i) determined that the Contemplated Transactions are fair to, advisable and in the best interests of Parent, (ii) approved and declared advisable this Agreement and the Contemplated Transactions, including the issuance of the Parent Stock Payment Shares to the stockholders of the Company pursuant to the terms of this Agreement, and (iii) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the shareholders of Parent vote to approve the Parent Shareholder Matters at the Parent Shareholders’ Meeting to be convened following the Closing.

E. The First Merger Sub Board has (i) determined that the Contemplated Transactions are fair to, advisable, and in the best interests of First Merger Sub and its sole stockholder, (ii) approved and declared advisable this Agreement and the Contemplated Transactions and (iii) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholder of First Merger Sub votes to adopt this Agreement and thereby approve the Contemplated Transactions.

F. The Second Merger Sub Sole Member has (i) determined that the Contemplated Transactions are fair to, advisable, and in the best interests of Second Merger Sub and (ii) approved and declared advisable this Agreement and the Contemplated Transactions.

G. The Company Board has (i) determined that the Contemplated Transactions are fair to, advisable and in the best interests of the Company and its stockholders, (ii) approved and declared advisable this Agreement and the Contemplated Transactions and (iii) recommended, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of the Company vote to approve the Company Stockholder Matters (the “Board Approval”).

H. Subsequent to the Board Approval, but prior to the execution and delivery of this Agreement, the requisite Company stockholders by written consent and in accordance with the Company’s certificate of incorporation, the Company’s bylaws and the DGCL (i) approved and adopted this Agreement and the Contemplated Transactions, (ii) acknowledged that the approval given thereby is irrevocable and that such stockholder is aware of its rights to demand appraisal for its shares pursuant to Section 262 of the DGCL, a true and correct copy of which was attached thereto, and that such stockholder has received and read a copy of Section 262 of the DGCL, and (iii) acknowledged that by its approval of the Merger it is not entitled to appraisal rights with respect to its shares in connection with the Merger and thereby waives any rights to receive payment of the fair value of its capital stock under the DGCL (such matters, the “Company Stockholder Matters” and the consent, the “Stockholder Written Consent”), and the Stockholder Written Consent is to become effective by its terms immediately following the execution of this Agreement by the parties hereto.

I. Concurrently with the execution and delivery of this Agreement and as a condition and inducement to each of Parent and the Company’s willingness to enter into this Agreement, certain shareholders of Parent listed in Section A-1 of the Parent Disclosure Schedule (solely in their respective capacities as such) (the “Parent Signatories”) and certain shareholders of the Company listed in Section A-1 of the Company Disclosure Schedule (solely in their respective capacities as such) (the “Company Signatories”) are executing lock-up agreements in substantially the form attached as Exhibit B (each, a “Lock-Up Agreement”).

J. Concurrently with the execution and delivery of this Agreement and as a condition and inducement to the Company’s willingness to enter into this Agreement, the Parent Signatories are executing support agreements in favor of the Company in substantially the form attached hereto as Exhibit C (each, a “Parent Shareholder Support Agreement”), pursuant to which such Persons have, subject to the terms and conditions set forth therein, agreed to vote all of their shares of capital stock of Parent in favor of the Parent Shareholder Matters.

L. Immediately following the execution and delivery of this Agreement, but prior to the filing of the First Certificate of Merger, Parent will file the Certificate of Designation in the form attached hereto as Exhibit D with the office of the Secretary of the Commonwealth of Pennsylvania.

K. Promptly following the execution and delivery of this Agreement, the Company will transmit to each Company stockholder who did not execute a Stockholder Written Consent any notices required under Section 228(e) and Section 262 of the DGCL.

AGREEMENT

The Parties, intending to be legally bound, agree as follows:

Section 1. DESCRIPTION OF TRANSACTION

1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the First Effective Time, First Merger Sub shall be merged with and into the Company, and the separate existence of First Merger Sub shall cease. As a result of the First Merger, the Company will continue as the surviving corporation in the First Merger (the “First Step Surviving Corporation”). Upon the terms and subject to the conditions set forth in this Agreement, at the Second Effective Time, the First Step Surviving Corporation will merge with and into Second Merger Sub, and the separate existence of the First Step Surviving Corporation shall cease. As a result of the Second Merger, Second Merger Sub will continue as the surviving entity in the Second Merger (the “Surviving Entity”).

1.2 Effects of the Merger. At and after the First Effective Time, the First Merger shall have the effects set forth in this Agreement, the First Certificate of Merger and in the applicable provisions of the DGCL. As a result of the First Merger, the First Step Surviving Corporation will become a wholly owned subsidiary of Parent. At and after the Second Effective Time, the Second Merger shall have the effects set forth in this Agreement, the Second Certificate of Merger and in the applicable provisions of the DGCL and the DLLCA.

1.3 Closing; First Effective Time; Second Effective Time. The consummation of the Merger (the “Closing”) is being consummated remotely via the electronic exchange of documents and signatures on the Closing Date, or at such other time, date and place as Parent and the Company may mutually agree in writing. The date on which the Closing actually takes place is referred to as the “Closing Date.” At the Closing, (i) the Parties shall cause the First Merger to be consummated by executing and filing with the Secretary of State of the State of Delaware a certificate of merger with respect to the First Merger, satisfying the applicable requirements of the DGCL and in form and substance to be agreed upon by the Parties (the “First Certificate of Merger”) and (ii) the Parties shall cause the Second Merger to be consummated by executing and filing with the Secretary of State of the State of Delaware a certificate of merger with respect to the Second Merger, satisfying the applicable requirements of the DGCL and the DLLCA and in form and substance to be agreed upon by the Parties (the “Second Certificate of Merger” and, together with the First Certificate of Merger, the “Certificates of Merger”). The First Merger shall become effective at the time of the filing of such First Certificate of Merger with the Secretary of State of the State of Delaware or at such later time as may be specified in such First Certificate of Merger with the consent of Parent and the Company (the time as of which the First Merger becomes effective being referred to as the “First Effective Time”). The Second Merger shall become effective at the time of the filing of such Second Certificate of Merger with the Secretary of State of the State of Delaware or at such later time as may be specified in such Second Certificate of Merger with the consent of Parent and the Company (the time as of which the Second Merger becomes effective being referred to as the “Second Effective Time”).

1.4 Certificate of Designation; Certificate of Incorporation and Bylaws; Directors and Officers.

(a) At the First Effective Time:

(i) the certificate of incorporation of the First Step Surviving Corporation shall be amended and restated as set forth in an exhibit to the First Certificate of Merger to be identical to the certificate of incorporation of First Merger Sub as in effect immediately prior to the First Effective Time, until thereafter amended as provided by the DGCL and such certificate of incorporation;

(ii) the bylaws of the First Step Surviving Corporation shall be amended and restated in their entirety to read identically to the bylaws of the Company as in effect immediately prior to the First Effective Time, until thereafter amended as provided by the DGCL and such bylaws;

(iii) the certificate of incorporation of Parent shall be identical to the certificate of incorporation of Parent immediately prior to the First Effective Time, until thereafter amended as provided by the PBCL and such certificate of incorporation; and

(iv) the directors and officers of the First Step Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the First Step Surviving Corporation, shall be the directors and officers of First Merger Sub as of immediately prior to the First Effective Time.

(b) At the Second Effective Time:

(i) the certificate of formation of the Surviving Entity shall be the certificate of formation of Second Merger Sub as in effect immediately prior to the Second Effective Time, until thereafter amended as provided by the DLLCA and such certificate of formation; provided, however, that, following the Second Effective Time (but as soon thereafter as practicable), the certificate of formation of the Surviving Entity shall be amended to (A) change the name of the Surviving Entity to “TeraImmune, LLC,” (B) comply with Section 4.5, and (C) make such other changes as are mutually agreed to by Parent and the Surviving Entity;

(ii) the certificate of incorporation of Parent shall be identical to the certificate of incorporation of Parent immediately prior to the Second Effective Time, until thereafter amended as provided by the PBCL and such certificate of incorporation, provided, however, that following the Second Effective Time (but as soon thereafter as practicable), the certificate of incorporation shall be amended to make such changes as are mutually agreed to by Parent and the Surviving Entity;

(iii) the limited liability company agreement of the Surviving Entity shall be amended and restated in its entirety to read identically to the limited liability company agreement of Second Merger Sub as in effect immediately prior to the Second Effective Time, until thereafter amended as provided by the DLLCA and such limited liability company agreement; provided, however, that following the Second Effective Time (but as soon thereafter as practicable), the limited liability company agreement shall be amended to (A) comply with Section 4.5 and (B) change the name of the Surviving Entity to “TeraImmune, LLC”; and

(iv) the managers and officers of the Surviving Entity, each to hold office in accordance with the certificate of formation and limited liability company agreement of the Surviving Entity, shall be such persons as shall be mutually agreed upon by Parent and the Surviving Entity.

(c) As promptly as practicable following the execution and delivery of this Agreement (but in no event later than one (1) Business Day following the Closing Date), Parent will file the Certificate of Designation with the office of the Secretary of the Commonwealth of Pennsylvania.

1.5 Merger Consideration; Effect of Merger on Company Common Stock. The aggregate merger consideration (the “Merger Consideration”) to be paid by Parent for all of the outstanding shares of Company Common Stock at the Closing shall be with respect to all such outstanding shares of Company Common Stock and shares of Company Common Stock reserved for issuance upon exercise of Assumed Options, (x) 1,212,185 shares of Parent Common Stock (“Parent Common Stock Payment Shares”), which shares shall represent a number of shares equal to no more than 19.99% of the outstanding shares of Parent Common Stock as of immediately before the First Effective Time (the “Parent Common Stock Consideration Cap”);provided that in the event the aggregate number of shares of Parent Common Stock Payment Shares that would be issuable to any Company stockholder or that would be subject to Converted Options at the Closing would result in the issuance or reservation of shares of Parent Common Stock in an amount in excess of the Parent Common Stock Consideration Cap (a “Parent Common Stock Threshold Fulfillment”), Parent shall instead issue to such Company stockholders an aggregate number of shares of Parent Common Stock which, after taking into account the number of shares of Parent Common Stock underlying all Converted Options, equals the Parent Common Stock Consideration Cap, and (y) issue the remaining balance to such stockholders a total of 27,089.719 shares of Parent Convertible Preferred Stock (such shares of Parent Convertible Preferred Stock, together with the shares of Parent Convertible Preferred Stock underlying all Converted Options, the “Parent Convertible Preferred Stock Payment Shares”, and collectively with the Parent Common Stock Payment Shares, the “Parent Stock Payment Shares”). Each Parent Convertible Preferred Stock Payment Share shall be convertible into 1,000 shares of Parent Common Stock, subject to and contingent upon the affirmative vote of a majority of the Parent Common Stock present or represented and entitled to vote at a meeting of shareholders of Parent to approve, for purposes of the Nasdaq Stock Market Rules, the issuance of shares of Parent Common Stock to the stockholders of the Company upon conversion of any and all shares of Parent Convertible Preferred Stock in accordance with the terms of the Certificate of Designation in substantially the form attached hereto as Exhibit D (the “Preferred Stock Conversion Proposal”).

1.6 Conversion of Shares.

(a) At the First Effective Time, by virtue of the First Merger and without any further action on the part of Parent, Merger Subs, the Company or any stockholder of the Company or Parent:

(i) any shares of Company Common Stock held as treasury stock or held or owned by the Company or any wholly owned Subsidiary of the Company immediately prior to the First Effective Time shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor;

(ii) subject to Section 1.5 and Section 1.6(c), each share of Company Common Stock outstanding immediately prior to the First Effective Time (excluding shares to be canceled pursuant to Section 1.6(a)(i) and excluding Dissenting Shares) shall be automatically converted solely into the right to receive a number of Parent Common Stock Payment Shares (rounded up to the nearest whole share) equal to the Exchange Ratio as set forth on the Allocation Certificate plus any portion of the Escrow Shares that becomes distributable in respect of such share of Company Common Stock pursuant to Section 1.11(d), if any.

(b) If any shares of Company Common Stock outstanding immediately prior to the First Effective Time are unvested or are subject to a repurchase option or a risk of forfeiture under any applicable restricted stock purchase agreement or other similar agreement with the Company (collectively, “Unvested Company Shares”), the vesting of such shares of Company Common Stock shall be accelerated immediately prior to the First Effective Time, and such shares of Company Common Stock shall no longer be subject to any further vesting, right of repurchase, risk of forfeiture or other such conditions.

(c) At the First Effective Time, by virtue of the First Merger and without any further action on the part of Parent, Merger Subs, the Company or any member of the Company or shareholder of Parent, each share of common stock of First Merger Sub issued and outstanding immediately prior to the First Effective Time shall be converted into and exchanged for one share of common stock of the First Step Surviving Corporation.

(d) If, between the date of this Agreement and the First Effective Time, the outstanding shares of Company Common Stock, Parent Common Stock or Parent Convertible Preferred Stock shall have been changed into, or exchanged for, a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares or other like change, the Exchange Ratio shall, to the extent necessary, be equitably adjusted to reflect such change to the extent necessary to provide the holders of Company Common Stock, Parent Common Stock and Parent Convertible Preferred Stock with the same economic effect as contemplated by this Agreement prior to such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares or other like change; provided, however, that nothing herein will be construed to permit the Company or Parent to take any action with respect to Company Common Stock, Parent Common Stock or Parent Convertible Preferred Stock, respectively, that is prohibited or not expressly permitted by the terms of this Agreement.

(e) At the Second Effective Time, by virtue of the Second Merger and without any action on the part of Parent, the First Step Surviving Corporation, Second Merger Sub or their respective stockholders, each share of common stock of the First Step Surviving Corporation issued and outstanding immediately prior to the Second Effective Time shall be canceled and extinguished without any conversion thereof and no payment or distribution shall be made with respect thereto.

1.7 Closing of the Company’s Transfer Books. At the First Effective Time: (a) all holders of (i) certificates representing shares of Company Common Stock and (ii) book-entry shares representing shares of Company Common Stock (“Book-Entry Shares”), in each case, that were outstanding immediately prior to the First Effective Time shall cease to have any rights as stockholders of the Company; and (b) the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding immediately prior to the First Effective Time. No further transfer of any such shares of Company Common Stock shall be made on such stock transfer books after the First Effective Time. If, after the First Effective Time, a valid certificate previously representing any shares of Company Common Stock outstanding immediately prior to the First Effective Time (a “Company Stock Certificate”) is presented to the Exchange Agent or to the Surviving Entity, such Company Stock Certificate shall be canceled and shall be exchanged as provided in Sections 1.6 and 1.8.

1.8 Exchange of Shares.

(a) As promptly as practicable following the Closing Date, Parent and the Company shall agree upon and select a reputable bank, transfer agent or trust company to act as exchange agent in the Merger (the “Exchange Agent”) and Parent shall enter into an exchange agent agreement with the Exchange Agent (the “Exchange Agent Agreement”). As promptly as practicable following the First Effective Time, Parent shall deposit with the Exchange Agent certificates or evidence of book-entry shares representing the Parent Common Stock and Parent Convertible Preferred Stock issuable pursuant to Section 1.6(a). The Parent Common Stock, Parent Convertible Preferred Stock and cash amounts so deposited with the Exchange Agent, together with any dividends or distributions received by the Exchange Agent with respect to such shares, are referred to collectively as the “Exchange Fund.”

(b) Promptly after the First Effective Time, the Parties shall cause the Exchange Agent to mail or otherwise deliver pursuant to the Exchange Agent Agreement to the Persons who were record holders of shares of Company Common Stock that were converted into the right to receive the Merger Consideration instructions for effecting the surrender of Company Stock Certificates or transfer of Book-Entry Shares in exchange for Parent Stock Payment Shares. Upon surrender of a Company Stock Certificate or transfer of Book-Entry Share to the Exchange Agent for exchange, together with such other documents as may be reasonably required by the Exchange Agent or Parent: (A) the holder of such Company Stock Certificate or Book-Entry Share shall be entitled to receive in exchange therefor book-entry shares representing the Merger Consideration (in a number of whole shares of Parent Common Stock and Parent Convertible Preferred Stock, as applicable) that such holder has the right to receive, subject to Section 1.6(b), pursuant to the provisions of Section 1.6(a); and (B) the Company Stock Certificate or Book-Entry Share so surrendered or transferred, as the case may be, shall be canceled. Until surrendered or transferred as contemplated by this Section 1.8(b), each Company Stock Certificate or Book-Entry Share shall be deemed, from and after the First Effective Time, to represent only the right to receive book-entry shares of Parent Common Stock and/or Parent Convertible Preferred Stock, as applicable, representing the Merger Consideration. If any Company Stock Certificate shall have been lost, stolen or destroyed, Parent may, in its discretion and as a condition precedent to the delivery of any shares of Parent Common Stock, require the owner of such lost, stolen or destroyed Company Stock Certificate to provide an applicable affidavit with respect to such Company Stock Certificate that includes an obligation of such owner to indemnify Parent against any claim suffered by Parent related to the lost, stolen or destroyed Company Stock Certificate as Parent may reasonably request. In the event of a transfer of ownership of a Book-Entry Share that is not registered in the transfer records of the Company, payment of the Merger Consideration in respect of such Company Stock Certificate or Book-Entry Share may be made to a Person other than the Person in whose name such Company Stock Certificate or Book-Entry Share so surrendered or transferred is registered if such Company Stock Certificate shall be properly endorsed or otherwise be in proper form for transfer or such Book-Entry Share shall be properly transferred and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the transfer or establish to the reasonable satisfaction of Parent that such Taxes have been paid or are not applicable. The Merger Consideration and any dividends or other distributions as are payable pursuant to Section 1.8(c) shall be deemed to have been in full satisfaction of all rights pertaining to Company Common Stock formerly represented by such Company Stock Certificates or Book-Entry Shares.

(c) No dividends or other distributions declared or made with respect to Parent Common Stock and/or Parent Convertible Preferred Stock, as applicable, with a record date on or after the First Effective Time shall be paid to the holder of any unsurrendered Company Stock Certificate or untransferred Book-Entry Shares with respect to the shares of Parent Common Stock and/or Parent Convertible Preferred Stock that such holder has the right to receive in the Merger until such holder surrenders such Company Stock Certificate or transfers such Book-Entry Shares or provides an affidavit of loss or destruction in lieu thereof in accordance with this Section 1.8 (at which time (or, if later, on the applicable payment date) such holder shall be entitled, subject to the effect of applicable abandoned property, escheat or similar Laws, to receive all such dividends and distributions, without interest).

(d) Any portion of the Exchange Fund that remains unclaimed by holders of shares of Company Common Stock as of the date that is one year after the Closing Date shall be delivered to Parent upon demand, and any holders of Company Stock Certificates or Book-Entry Shares who have not theretofore surrendered their Company Stock Certificates or transferred their Book-Entry Shares in accordance with this Section 1.8 shall thereafter look only to Parent for satisfaction of their claims for Parent Common Stock and/or Parent Convertible Preferred Stock, as applicable, and any dividends or distributions with respect to shares of Parent Common Stock and/or Parent Convertible Preferred Stock, as applicable.

(e) No Party shall be liable to any holder of any shares of Company Common Stock or to any other Person with respect to any shares of Parent Common Stock and/or Parent Convertible Preferred Stock, as applicable (or dividends or distributions with respect thereto) or for any cash amounts delivered to any public official pursuant to any applicable abandoned property Law, escheat Law or similar Law.

1.9 Appraisal Rights.

(a)Notwithstanding any provision of this Agreement to the contrary, shares of Company Common Stock that are outstanding immediately prior to the First Effective Time and which are held by stockholders who have exercised and perfected appraisal rights for such shares of Company Common Stock in accordance with the DGCL (collectively, the “Dissenting Shares”) shall not be converted into or represent the right to receive the Merger Consideration described in Section 1.5 attributable to such Dissenting Shares. Such stockholders shall be entitled to receive payment of the appraised value of such shares of Company Common Stock held by them in accordance with the DGCL, unless and until such stockholders fail to perfect or effectively withdraw or otherwise lose their appraisal rights under the DGCL. All Dissenting Shares held by stockholders who shall have failed to perfect or shall have effectively withdrawn or lost their right to appraisal of such shares of Company Common Stock under the DGCL (whether occurring before, at or after the First Effective Time) shall thereupon be deemed to be converted into and to have become exchangeable for, as of the First Effective Time, the right to receive the Merger Consideration, without interest, attributable to such Dissenting Shares upon their surrender in the manner provided in Sections 1.6 and 1.8.

(b) The Company shall give Parent prompt written notice of any demands by dissenting stockholders received by the Company, withdrawals of such demands and any other instruments served on the Company and any material correspondence received by the Company in connection with such demands, and the Company shall have the right to direct all negotiations and proceedings with respect to such demands; provided that the Parent shall have the right to participate in such negotiations and proceedings. Neither the Parent nor the Company shall, except with the other party’s prior written consent, voluntarily make any payment with respect to, or settle or offer to settle, any such demands, or approve any withdrawal of any such demands or agree to do any of the foregoing.

1.10 Company Options.

(a)At the First Effective Time, each Company Option that is outstanding and unexercised immediately prior to the First Effective Time, whether or not vested (each, an “Assumed Option”), shall cease to represent a right to acquire shares of Company Common Stock and shall be assumed and converted, at the First Effective Time, into an option to purchase Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable (each, a “Converted Option”) on the same terms and conditions as were applicable to such Assumed Option as of immediately prior to the First Effective Time (but with such changes to such Converted Option and to the Company Plan as Parent in good faith determines are necessary to reflect such assumption and conversion as set forth in clause (x) of this Section 1.10). All rights with respect to Company Common Stock under Assumed Options shall thereupon be converted into rights with respect to Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable. Accordingly, from and after the First Effective Time:

(i) unless and until the Preferred Stock Conversion Proposal is approved, each Converted Option may be exercised solely for Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable, in the same proportion as shares of Parent Common Stock and shares of Parent Convertible Preferred Stock are issuable to the holders of Company Common Stock pursuant to Section 1.5;

(ii) the number of Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable, subject to each Converted Option shall be determined by multiplying (A) the number of shares of Company Common Stock that were subject to the applicable Assumed Option, as in effect immediately prior to the First Effective Time, by (B) the Exchange Ratio, and rounding the resulting number down to the nearest whole number of such Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable; provided that in the event of the approval of the Preferred Stock Conversion Proposal, each Converted Option shall thereafter be exercisable solely for shares of Parent Common Stock, and the number of shares of Parent Common Stock subject to each Converted Option in lieu of shares of Parent Convertible Preferred Stock shall be determined in a manner consistent with the conversion of shares of Parent Common Stock pursuant to Section 1.5;

(iii) the per share exercise price for the Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable, issuable upon exercise of each Converted Option shall be determined by dividing (A) the per share exercise price of Company Common Stock subject to the applicable Assumed Option, as in effect immediately prior to the First Effective Time, by (B) the Exchange Ratio, and rounding the resulting exercise price up to the nearest whole cent; and

(iv) any restriction on the exercise of any Assumed Option shall continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such Assumed Option shall otherwise remain unchanged and subject to the Company Plan; provided, that the exercise price, the number of Parent Common Stock Payment Shares and Parent Convertible Preferred Stock Payment Shares, as applicable, subject to each Converted Option and the terms and conditions of exercise of each Converted Option shall be determined in a manner consistent with the requirements of Section 424(a) of the Code and Section 409A of the Code, as applicable (including, for the avoidance of doubt, that any Parent Convertible Preferred Stock Payment Shares subject to a Converted Option shall be “service recipient stock” within the meaning of Section 409A of the Code as a result of such Parent Convertible Preferred Stock Payment Shares constituting common stock for purposes of Section 305 of the Code, not having any preference as to distributions, and not being subject to any mandatory repurchase obligation (other than a right of first refusal) or any put or call right); provided, further, that: (x) the Parent Board or a committee thereof may amend the terms of the Converted Options or Company Plan, once assumed, as may be necessary to reflect Parent’s assumption of the Assumed Options consistent with this Agreement (such as by making any change in control or similar definition relate to Parent, having any provision that provides for the adjustment of Converted Options upon the occurrence of certain corporate events relate to corporate events that relate to Parent and/or Parent Stock Payment Shares, and such other amendments as may be necessary in order to conform the terms of the Converted Options to the terms of the Parent Stock Plan); and (y) the administrator of the Parent Stock Plan shall succeed to the authority and responsibility of the Company Board or any committee thereof with respect to each Converted Option and the Company Plan, once assumed.

(b)If necessary to register shares of Parent Common Stock reserved for issuance in connection with Converted Options under the Company Plan, Parent shall file with the SEC as soon as reasonably practicable after (and in any event, not later than thirty (30) days after) the filing of Parent’s next quarterly report on Form 10-Q, a registration statement on Form S-8 (or any successor form) with respect to such Parent Common Stock.

1.11 Company Convertible Notes; Escrow Shares.

(a)Prior to the Closing, the Company shall deliver evidence satisfactory to Parent that each outstanding Company Convertible Note shall, effective as of the Closing, be converted into shares of Company Common Stock and surrendered for exchange in accordance with the procedures set forth in Sections 1.6 and 1.8 and neither the Company nor the Surviving Entity nor Parent or any of their respective Affiliates shall have any liability in respect of any such Company Convertible Note following such conversion. If any Company Convertible Note shall not have been converted into shares of Company Common Stock as of immediately prior to the First Effective Time (each, an “Unconverted Note”), a portion of the Company Merger Shares equal to the product of (i) the aggregate number of shares of Company Common Stock underlying all such Unconverted Notes assuming the conversion in full thereof immediately prior to the First Effective Time multiplied by (ii) the Exchange Ratio (such number of Company Merger Shares, the “Escrow Shares”) shall be held and distributed in accordance with this Section 1.11 and the Escrow Agreement. Each Unconverted Note shall remain outstanding and shall not be exchanged or exercisable for shares of Company Common Stock, Parent Common Stock or any other equity securities by virtue of this Agreement except in accordance with this Section 1.11.

(b)As promptly as practicable following the Closing, Parent shall deposit the Escrow Shares with a reputable escrow agent selected by Parent (the “Escrow Agent”), pursuant to an Escrow Agreement to be entered into by and between Parent and the Escrow Agent upon customary terms. The Escrow Agent shall hold the Escrow Shares in trust in accordance with the terms set forth herein and in the Escrow Agreement.

(c)If, at any time prior to the date that is twelve (12) months following the Closing Date (the “Escrow End Date”), the holder or holders of any Unconverted Note enter into an agreement in writing with Parent and the Surviving Entity with respect to the conversion of such Unconverted Note into a number of shares of Parent Common Stock equivalent to the number of shares of Company Common Stock into which such Unconverted Note was convertible as of immediately prior to the First Effective Time, determined on the basis of the Exchange Ratio (the “Parent Conversion Shares”), then Parent shall instruct the Escrow Agent to issue to such holder or holders the Parent Conversion Shares applicable to such Unconverted Note as promptly as practicable following the effective date of such agreement.

(d)If any portion of the Escrow Shares remains undistributed on the first Business Day following the Escrow End Date, Parent shall as promptly as practicable, instruct the Escrow Agent to distribute the remaining Escrow Shares on a pro rata basis to the holders of Company Common Stock as of immediately prior to the First Effective Time.

(e)The Parties shall use reasonable best efforts to cause the conversion of each Unconverted Note into the applicable number of Parent Conversion Shares as promptly as practicable following the First Effective Time and in any event prior to the Escrow End Date.

1.12 Further Action. If, at any time after the First Effective Time, any further action is determined by the Surviving Entity to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Entity with full right, title and possession of and to all rights and property of the Company, then the officers and directors of the Surviving Entity shall be fully authorized, and shall use their and its reasonable best efforts (in the name of the Company, in the name of Merger Subs, in the name of the Surviving Entity and otherwise) to take such action.

1.13 Withholding. The Parties and the Exchange Agent (each, a “Withholding Agent”) shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Company Common Stock or any other Person such amounts as such Party or the Exchange Agent is required to deduct and withhold under the Code or any other Law with respect to the making of such payment; provided that if a Withholding Agent determines that any payment to any stockholder of the Company hereunder is subject to deduction and/or withholding, then, except with respect to compensatory payments, or as a result of a failure to deliver the certificate described in Section 6.2, such Withholding Agent shall (i) provide notice to such stockholder as soon as reasonably practicable after such determination and (ii) use commercially reasonable efforts to cooperate with such stockholder prior to the Closing to reduce or eliminate any such deduction and/or withholding; and provided, further, that any withholding in respect of a Company stockholder shall be satisfied by reducing the number of shares of Parent Common Stock and/or Parent Convertible Preferred Stock, as applicable, to be issued to such Company stockholder. To the extent that amounts are so withheld and paid over to the appropriate Governmental Body, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.

Section 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Subject to Section 8.13(h), except as set forth in the disclosure schedule delivered by the Company to Parent (the “Company Disclosure Schedule”), the Company represents and warrants to Parent and Merger Subs as follows:

2.1 Due Organization; Subsidiaries.

(a)The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has all necessary corporate power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used; and (iii) to perform its obligations under all Contracts by which it is bound.

(b)The Company and each of its Subsidiaries is duly licensed and qualified to do business, and is in good standing (to the extent applicable in such jurisdiction), under the Laws of all jurisdictions where the nature of its business requires such licensing or qualification other than in jurisdictions where the failure to be so qualified individually or in the aggregate would not be reasonably expected to have a Company Material Adverse Effect.

(c)Neither the Company nor any of its Subsidiaries owns any capital stock of, or any equity, ownership, or profit sharing interest of any nature in, or controls directly or indirectly, any other Entity.

(d)Neither the Company nor any of its Subsidiaries is or has otherwise been, directly or indirectly, a party to, member of or participant in any partnership, joint venture, or similar business entity. Neither the Company nor any of its Subsidiaries has agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. Neither the Company nor any of its Subsidiaries has, at any time, been a general partner of, or has otherwise been liable for any of the debts or other obligations of, any general partnership, limited partnership, or other Entity.

2.2 Organizational Documents. The Company has made available to Parent accurate and complete copies of the Organizational Documents of the Company and its Subsidiaries in effect as of the date of this Agreement. Neither the Company nor any of its Subsidiaries is in breach or violation of their respective Organizational Documents.

2.3 Authority; Binding Nature of Agreement.

(a)The Company and its Subsidiaries have all necessary corporate power and authority to enter into and to perform its obligations under this Agreement and, subject to receipt of the Required Company Stockholder Vote, to consummate the Contemplated Transactions. The Company Board (at meetings duly called and held or by unanimous written consent) has (i) determined that the Contemplated Transactions are fair to, advisable and in the best interests of the Company and its stockholders, (ii) authorized, approved and declared advisable this Agreement and the Contemplated Transactions and (iii) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of the Company vote in favor of the Company Stockholder Matters.

(b) This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Subs, constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

2.4 Vote Required. The affirmative vote (or written consent) of at least a majority of the outstanding shares of Company Common Stock (the “Required Company Stockholder Vote”) is the only vote (or written consent) of the holders of any class or series of Company Common Stock necessary to adopt and approve this Agreement and approve the Contemplated Transactions. The Stockholder Written Consent became effective upon the execution of this Agreement by the parties hereto and provided the Required Company Stockholder Vote. No other corporate proceedings by the Company are necessary to authorize this Agreement or to consummate the Contemplated Transactions.

2.5 Non-Contravention; Consents. Subject to obtaining the required Company Stockholder Vote, the filing of the Certificate of Merger required by the DGCL, and the filing of the Certificate of Designation, neither (x) the execution, delivery, or performance of this Agreement by the Company, nor (y) the consummation of the Contemplated Transactions, will directly or indirectly (with or without notice or lapse of time):

(a) contravene, conflict with, or result in a violation of any of the provisions of the Company’s or its Subsidiaries’ Organizational Documents;

(b) contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Law or any order, writ, injunction, judgment or decree to which the Company or any of its Subsidiaries, or any of the assets owned or used by the Company or any of its Subsidiaries, is subject, except as would not reasonably be expected to be material to the Company and its Subsidiaries or their respective businesses and operations;

(c) contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by the Company or any of its Subsidiaries, except as would not reasonably be expected to be material to the Company and its Subsidiaries or their respective businesses and operations;

(d) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Company Material Contract, or give any Person the right to: (i) declare a default or exercise any remedy under any Company Material Contract; (ii) any material payment, rebate, chargeback, penalty or change in delivery schedule under any Company Material Contract; (iii) accelerate the maturity or performance of any Company Material Contract; or (iv) cancel, terminate or modify any term of any Company Material Contract, except in the case of any nonmaterial breach, default, penalty or modification; or

(e) result in the imposition or creation of any Encumbrance upon or with respect to any asset owned or used by the Company or any of its Subsidiaries (except for Permitted Encumbrances).

Except for (i) any Consent set forth in Section 2.5 of the Company Disclosure Schedule under any Company Contract, (ii) the Required Company Stockholder Vote, (iii) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, (iv) the filing of the Certificate of Designation with the Secretary of the Commonwealth of Pennsylvania pursuant to the PBCL and (v) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities Laws, neither the Company nor any of its Subsidiaries is or will be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (A) the execution, delivery or performance of this Agreement, or (B) the consummation of the Contemplated Transactions. The Company Board has taken and will take all actions necessary to ensure that the restrictions applicable to business combinations contained in Section 203 of the DGCL are, and will be, inapplicable to the execution, delivery and performance of this Agreement, the Lock-Up Agreements and to the consummation of the Contemplated Transactions. No other state takeover statute or similar Law applies or purports to apply to the Merger, this Agreement, the Lock-Up Agreements, or any of the Contemplated Transactions.

2.6 Capitalization.

(a) The authorized Company Common Stock as of the date of this Agreement consists of 10,000,000 shares of Company Common Stock, par value $0.0001 per share, of which (i) 3,302,776 shares are issued and are outstanding as of the date of this Agreement (including 399,659 shares of Company Common Stock issued in respect of Restricted Stock Awards) and (ii) 1,941,283 shares are subject to issuance upon the conversion of the Company Convertible Notes set forth on Section 2.6(a)(ii) of the Company Disclosure Schedule. The Company does not hold any shares of its capital stock in its treasury. Section 2.6(a) of the Company Disclosure Schedule lists, as of the date of this Agreement, (A) each record holder of issued and outstanding Company Common Stock and the number and type of shares of Company Common Stock held by such holder and (B) a true, complete and correct list of each Company Restricted Stock Award and each Company Convertible Note and the number of shares of Company Common Stock issuable pursuant thereto. Except as described in this Section 2.6, the Company does not have any shares of preferred stock or any other shares of capital stock or any other equity or ownership interests of any kind authorized, designated, issued or outstanding.

(b) All of the outstanding shares of Company Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in the Investor Agreements, none of the outstanding shares of Company Common Stock is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right and none of the outstanding shares of Company Common Stock is subject to any right of first refusal in favor of the Company. Except as contemplated herein, there is no Company Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging, or otherwise disposing of (or granting any option or similar right with respect

to), any shares of Company Common Stock. The Company is not under any obligation, nor is it bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Company Common Stock or other securities. Section 2.6(b) of the Company Disclosure Schedule accurately and completely lists all repurchase rights held by the Company with respect to shares of Company Common Stock (including shares issued pursuant to the exercise of stock options) and specifies which of those repurchase rights are currently exercisable and whether the holder of such shares of Company Common Stock timely filed an election with the relevant Governmental Bodies under Section 83(b) of the Code with respect to such shares.

(c)As of the date of this Agreement, the Company has reserved 580,000 shares of Company Common Stock for issuance under the Company Plan, of which (x) 399,659 shares have been issued and are currently outstanding pursuant to Restricted Stock Awards; (y) 180,341 shares have been reserved for issuance upon exercise of Company Options previously granted and currently outstanding under the Company Plan, and (z) zero (0) shares of Company Common Stock remain available for future issuance of awards pursuant to the Company Plan. Section 2.6(c) of the Company Disclosure Schedule sets forth the following information with respect to each Company Option outstanding as of the date of this Agreement: (i) the name of the optionee; (ii) the number of shares of Company Common Stock subject to such Company Option at the time of grant; (iii) the number of shares of Company Common Stock subject to such Company Option as of the date of this Agreement; (iv) the exercise price of such Company Option; (v) the date on which such Company Option was granted; (vi) the applicable vesting schedule, including the number of vested and unvested shares as of the date of this Agreement and any acceleration provisions; (vii) the date on which such Company Option expires; and (viii) whether such Company Option is intended to constitute an “incentive stock option” (as defined in the Code) or a non-qualified stock option. The Company has made available to Parent an accurate and complete copy of the Company Plan and a form of stock option agreement that is consistent in all material respects with the stock option agreements evidencing outstanding options granted thereunder.

(d)Except for Company Options and Company Convertible Notes set forth in Section 2.6(c) of the Company Disclosure Schedule, there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of the Company or any of its Subsidiaries; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of the Company or any of its Subsidiaries; or (iii) condition or circumstance that could be reasonably likely to give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of the Company or any of its Subsidiaries. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to the Company or any of its Subsidiaries.

(e)All outstanding shares of Company Common Stock, Company Options, and other securities of the Company have been issued and granted in material compliance with (i) the Organizational Documents of the Company in effect as of the relevant time and all applicable federal and state securities Laws, the Code and other applicable Law, and (ii) all requirements set forth in applicable Contracts. Each Company Option was granted with an exercise price, or subsequently amended to have an exercise price, that qualifies such Company Option to be exempt from Section 409A of the Code and each Company Option intended to be under Section 422 of the Code is so qualified.

(f)All distributions, dividends, repurchases and redemptions of the Company Common Stock or other equity interests of the Company were undertaken in material compliance with (i) the Organizational Documents of the Company in effect as of the relevant time and all applicable securities Laws and other applicable Laws, and (ii) all requirements set forth in applicable Contract.

2.7 Financial Statements.

(a) Concurrently with the execution hereof, the Company has provided to Parent true and complete copies of (i) the Company Audited Balance Sheet, together with the audited statements of operations and cash flows of the Company for the period reflected in the Company Audited Balance Sheet (the “Year-End Financials”), and (ii) the Company Unaudited Interim Balance Sheet, together with the unaudited statements of operations and cash flows of the Company and its Subsidiaries for the period reflected in the Company Unaudited Interim Balance Sheet (the “Interim Financials” and, together with the Year-End Financials, collectively, the “Company Financials”). The Company Financials were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements and except that the Interim Financials may not contain footnotes and are subject to normal and recurring year-end adjustments, none of which is material) and fairly present, in all material respects, the financial position and operating results of the Company and its consolidated Subsidiaries as of the dates and for the periods indicated therein.

(b) The Company and its Subsidiaries maintain accurate books and records reflecting its assets and liabilities and maintains a system of internal accounting controls designed to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of the financial statements of the Company in accordance with GAAP and to maintain accountability of the Company’s and its Subsidiaries’ assets; (iii) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for the Company’s and its Subsidiaries’ assets is compared with the existing assets at regular intervals and appropriate action is taken with respect to any differences; and (v) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented which are designed to effect the collection thereof on a current and timely basis. The Company and its Subsidiaries maintain internal controls consistent with the practices of similarly situated private companies over financial reporting that provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.

(c) Section 2.7(c) of the Company Disclosure Schedule lists, and the Company has delivered to Parent accurate and complete copies of the documentation creating or governing, all securitization transactions and “off-balance sheet arrangements” (as defined in Item 303(c) of Regulation S-K under the Exchange Act) effected by the Company or any of its Subsidiaries since the Company’s inception.

(d) Since January 1, 2020, there have been no formal internal investigations regarding financial reporting or accounting policies and practices discussed with, reviewed by, or initiated at the direction of the chief executive officer, chief financial officer or general counsel of the Company, the Company Board, or any committee thereof. Since January 1, 2020, neither the Company nor its independent auditors have identified (i) any significant deficiency or material weakness in the design or operation of the system of internal accounting controls utilized by the Company or any of its Subsidiaries, (ii) any fraud, whether or not material, that involves the Company or any of its Subsidiaries, the Company’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company or (iii) any claim or allegation regarding any of the foregoing.

2.8 Absence of Changes. Except as set forth in Section 2.8 of the Company Disclosure Schedule, after the date of the Company Unaudited Interim Balance Sheet, the Company and its Subsidiaries have conducted its business only in the Ordinary Course of Business (except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto) and there has not been any (a) Company Material Adverse Effect and (b) neither the Company nor any of its Subsidiaries has done any of the following:

(a) declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of its capital stock; or repurchased, redeemed or otherwise reacquired any shares of its capital stock or other securities (except for shares of Company Common Stock from terminated employees, directors or consultants of the Company or in connection with the payment of the exercise price and/or withholding Taxes incurred upon the exercise, settlement or vesting of any award granted under the Company Plan);

(b) sold, issued, granted, pledged or otherwise disposed of or encumbered or authorized any of the foregoing with respect to: (A) any capital stock or other security of the Company; (B) any option, warrant or right to acquire any capital stock or any other security, other than option grants to employees and service providers in the Ordinary Course of Business; or (C) any instrument convertible into or exchangeable for any capital stock or other security of the Company;

(c) except as required to give effect to anything in contemplation of the Closing, amended any of its Organizational Documents, or effected or been a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction except, for the avoidance of doubt, the Contemplated Transactions;

(d) formed any Subsidiary or acquired any equity interest or other interest in any other Entity or entered into a joint venture with any other Entity;

(e) (i) lent money to any Person (except for the advance of reasonable business expenses to employees, directors, and consultants in the Ordinary Course of Business), (ii) incurred or guaranteed any indebtedness for borrowed money, or (iii) guaranteed any debt securities of others;

(f) other than as required by applicable Law or the terms of any Company Benefit Plan as in effect on the date of this Agreement: (A) adopted, terminated, established or entered into any Company Benefit Plan; (B) caused or permitted any Company Benefit Plan to be amended in any material respect; (C) paid any bonus or distributed any profit-sharing account balances or similar payment to, or increased the amount of the wages, salary, commissions, benefits or other compensation or remuneration payable to, any of its directors, officers or employees, other than in the Ordinary Course of Business; (D) increased the severance or change-of-control benefits offered to any current, former or new employees, directors or consultants or (E) hired, terminated or gave notice of termination (other than for cause) to, any (x) officer or (y) employee whose annual base salary is or is expected to be more than $125,000 per year;

(g) entered into any collective bargaining agreement or similar agreement with any labor union or similar labor organization;

(h) entered into any material transaction other than (i) in the Ordinary Course of Business or (ii) in connection with the Contemplated Transactions;

(i) acquired any material asset or sold, leased, or otherwise irrevocably disposed of any of its assets or properties, or granted any Encumbrance with respect to such assets or properties, except in the Ordinary Course of Business;

(j) sold, assigned, transferred, licensed, sublicensed, or otherwise disposed of any material Company IP (other than pursuant to non-exclusive licenses in the Ordinary Course of Business);

(k) made, changed or revoked any material Tax election, failed to pay any material Tax as such Tax becomes due and payable, filed any amendment making any material change to any Tax Return, settled or compromised any income or other material Tax liability, entered into any Tax allocation, sharing, indemnification or other similar agreement or arrangement (including any “closing agreement” described in Section 7121 of the Code (or any similar Law) with any Governmental Body, but excluding customary commercial contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes), requested or consented to any extension or waiver of any limitation period with respect to any claim or assessment for any income or other material Taxes (other than pursuant to an extension of time to file any Tax Return granted in the Ordinary Course of Business of not more than six months), or changed any material accounting method in respect of Taxes;

(l) made any expenditures, incurred any Liabilities, or discharged or satisfied any Liabilities, in each case, in amounts that exceed $300,000;

(m) other than as required by Law or GAAP, taken any action to change accounting policies or procedures;

(n) initiated or settled any Legal Proceeding; or

(o) agreed, resolved, or committed to do any of the foregoing.

2.9 Absence of Undisclosed Liabilities. As of the date hereof, neither the Company nor any of its Subsidiaries has any liability, indebtedness, obligation or expense of any kind, whether accrued, absolute, contingent, matured or unmatured (whether or not required to be reflected in the financial statements in accordance with GAAP) (each a “Liability”), individually or in the aggregate, of a type required to be recorded or reflected on a balance sheet or disclosed in the footnotes thereto under GAAP, except for: (a) Liabilities disclosed, reflected or reserved against in the Company Unaudited Interim Balance Sheet; (b) Liabilities that have been incurred by the Company or any of its Subsidiaries since the date of the Company Unaudited Interim Balance Sheet in the Ordinary Course of Business; (c) Liabilities for performance of obligations of the under Company Contracts; (d) Liabilities incurred in connection with the Contemplated Transactions; (e) Liabilities which would not, individually or in the aggregate, reasonably be expected to be material to the Company; and (f) Liabilities described in Section 2.9 of the Company Disclosure Schedule. Neither the Company nor any of its Subsidiaries has not obtained a loan under Paycheck Protection Program under the CARES Act.

2.10 Title to Assets. Each of the Company and its Subsidiaries owns, and has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all tangible properties or tangible assets and equipment used or held for use in its business or operations or purported to be owned by them that are material to them or their businesses, including: (a) all tangible assets reflected on the Company Unaudited Interim Balance Sheet; and (b) all other tangible assets reflected in the books and records of the Company as being owned by the Company or any Subsidiary. All of such assets are owned or, in the case of leased assets, leased by the Company or its Subsidiaries, free and clear of any Encumbrances, other than Permitted Encumbrances.

2.11 Real Property; Leasehold. Neither the Company nor any of its Subsidiaries owns or has ever owned any real property. The Company has made available to Parent (a) an accurate and complete list of all real properties with respect to which the Company directly or indirectly holds a valid leasehold interest as well as any other real estate that is in the possession of, or occupied or leased by, the Company or any of its Subsidiaries and (b) copies of all leases under which any such real property is possessed, occupied or leased (the “Company Real Estate Leases”), each of which is in full force and effect, with no existing material default thereunder. Each of the Company’s or any of its Subsidiaries’ possession, occupancy, lease, use and/or operation of each such leased property conforms to all applicable Laws in all material respects, and the Company and its Subsidiaries has exclusive possession of each such leased property and leasehold interest and has not granted any occupancy rights to tenants or licensees with respect to such leased property or leasehold interest. In addition, each such leased property and leasehold interest is free and clear of all Encumbrances other than Permitted Encumbrances. Neither the Company nor any of its Subsidiaries has received any written notice from its landlords or any Governmental Body that: (i) relates to violations of building, zoning, safety or fire ordinances or regulations; (ii) claims any defect or deficiency with respect to any of such properties; or (iii) requests the performance of any repairs, alterations or other work to such properties.

2.12 Intellectual Property.

(a) Section 2.12(a) of the Company Disclosure Schedule identifies each item of material Registered IP owned in whole or in part by the Company or any of its Subsidiaries, including, with respect to each registration and application: (i) the name of the applicant/registrant, (ii) the jurisdiction of application/registration, (iii) the application or registration number and (iv) any other co-owners. To the Knowledge of the Company, each of the patents and patent applications included in Section 2.12(a) of the Company Disclosure Schedule properly identifies by name each and every inventor of the inventions claimed therein as determined in accordance with applicable Laws of the United States. As of the date of this Agreement, no cancellation, interference, opposition, reissue, reexamination or other proceeding of any nature (other than office actions or similar communications issued by any Governmental Body in the ordinary course of prosecution of any pending applications for registration) is pending or, to the Knowledge of the Company, threatened in writing, in which the scope, validity, enforceability or ownership of any Company IP is being or has been contested or challenged. To the Knowledge of the Company, each item of Company IP is valid and enforceable, and with respect to the Company’s Registered IP, subsisting.

(b) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company or one of its Subsidiaries exclusively owns, is the sole assignee of, or has exclusively licensed all material Company IP (other than as disclosed in Section 2.12(b) of the Company Disclosure Schedule), free and clear of all Encumbrances other than Permitted Encumbrances. The Company IP and the Intellectual Property Rights licensed to the Company or any of its Subsidiaries pursuant to a valid, enforceable written agreement constitute all Intellectual Property Rights used in, material to or, to the Knowledge of the Company, otherwise necessary for the operation of the Company’s and its Subsidiaries’ business as currently conducted. Each Company Associate involved in the creation or development of any material Company IP, pursuant to such Company Associate’s activities on behalf of the Company or any of its Subsidiaries, has signed a valid and enforceable written agreement containing an assignment of such Company Associate’s rights in such Company IP to the Company or its Subsidiaries. Each Company Associate who has or has had access to the Company’s or any of its Subsidiaries’ trade secrets or confidential information has signed a valid and enforceable written agreement containing confidentiality provisions protecting the Company IP, trade secrets and confidential information. The Company and its Subsidiaries have taken commercially reasonable steps to protect and preserve the confidentiality of its trade secrets and confidential information.

(c) Section 2.12(c) of the Company Disclosure Schedule sets forth each license agreement pursuant to which the Company or any of its Subsidiaries (i) is granted a license under any material Intellectual Property Right owned by any third party that is used by the Company or any of its Subsidiaries in its business as currently conducted (each a “Company In-bound License”) or (ii) grants to any third party a license under any material Company IP or material Intellectual Property Right licensed to the Company or any of its Subsidiaries under a Company In-bound License (each a “Company Out-bound License”) (provided, that, Company In-bound Licenses shall not include, when entered into in the Ordinary Course of Business, material transfer agreements, clinical trial agreements, agreements with Company Associates, services agreements, non-disclosure agreements, commercially available Software-as-a-Service offerings, or off-the-shelf software licenses; and Company Out-bound Licenses shall not include, when entered into in the Ordinary Course of Business, material transfer agreements, clinical trial agreements, services agreements, non-disclosure agreements, or non-exclusive outbound licenses). All Company In-bound Licenses and Company Out-bound Licenses are in full force and effect and are valid, enforceable, and binding obligations of the Company and, to the Knowledge of Company, each other party to such Company In-bound Licenses or Company Out-bound Licenses. Neither the Company or its applicable Subsidiary, nor to the Knowledge of the Company, any other party to such Company In-bound Licenses or Company Out-bound Licenses, is in material breach under any Company In-bound Licenses or Company Out-bound Licenses.

(d) To the Knowledge of the Company: (i) the operation of the business of the Company and its Subsidiaries as currently conducted does not infringe, misappropriate, or otherwise violate any Intellectual Property Rights of any other Person and (ii) no other Person is infringing, misappropriating, or otherwise violating any Company IP or any Intellectual Property Rights exclusively licensed to the Company or any of its Subsidiaries. No Legal Proceeding is pending (or, to the Knowledge of the Company, is threatened in writing) (A) against the Company or any of its Subsidiaries alleging that the operation of the business of the Company or any of its Subsidiaries infringes or constitutes the misappropriation or other violation of any Intellectual Property Rights of another Person or (B) by the Company or any of its Subsidiaries alleging that another Person has infringed, misappropriated or otherwise violated any of the Company IP or any Intellectual Property Rights exclusively licensed to the Company or any of its Subsidiaries. Since January 1, 2020, neither the Company nor any of its Subsidiaries has received any written notice or other written communication alleging that the operation of the business of the Company or any of its Subsidiaries infringes or constitutes the misappropriation or other violation of any Intellectual Property Right of another Person.

(e) None of the Company IP or, to the Knowledge of the Company, any material Intellectual Property Rights exclusively licensed to the Company or any of its Subsidiaries is subject to any pending or outstanding injunction, directive, order, judgment or other disposition of dispute that adversely and materially restricts the use, transfer, registration or licensing by the Company or any of its Subsidiaries of any such Company IP or material Intellectual Property Rights exclusively licensed to the Company or any of its Subsidiaries.

(f) To the Knowledge of the Company, the Company and its Subsidiaries, and the operation of the Company’s and its Subsidiaries’ business, are in substantial compliance with all Laws pertaining to data privacy and data security of any personally identifiable information or sensitive business information (collectively, “Sensitive Data”). Since January 1, 2020, there have been (i) no losses or thefts of data or security breaches relating to Sensitive Data used in the business of the Company or any of its Subsidiaries, (ii) no violations of any security policy of the Company or any of its Subsidiaries regarding any such Sensitive Data used in the business of the Company or any of its Subsidiaries, and (iii) no unauthorized access, unauthorized use or unintended or improper disclosure of any Sensitive Data used in the business of the Company or any of its Subsidiaries. The Company and its Subsidiaries have taken commercially reasonable steps and implemented reasonable disaster recovery and security plans and procedures to protect the information technology systems used in, material to or necessary for operation of the Company’s and its Subsidiaries’ business as currently conducted from unauthorized use or access. To the Knowledge of the Company, there have been no material malfunctions or unauthorized intrusions or breaches of the information technology systems used in, material to or necessary for the operation of the Company’s and its Subsidiaries’ business as currently conducted.

2.13 Agreements, Contracts and Commitments.

(a) Section 2.13(a) of the Company Disclosure Schedule lists the following Company Contracts in effect as of the date of this Agreement other than any Company Benefit Plans (each, a “Company Material Contract” and collectively, the “Company Material Contracts”):

(i) each Company Contract relating to any agreement of indemnification or guaranty not entered into in the Ordinary Course of Business;

(ii) each Company Contract containing (A) any covenant limiting the freedom of the Company or the Surviving Entity to engage in any line of business or compete with any Person, (B) any most-favored pricing arrangement or similar term by which any Person is or could become entitled to any benefit, right or privilege that must be at least as favorable to such Person as those offered to any other Person, (C) any exclusivity provision, right of first refusal or right of first negotiation or similar covenant, or (D) any non-solicitation provision;

(iii) each Company Contract relating to capital expenditures and requiring payments after the date of this Agreement in excess of $50,000 pursuant to its express terms and not cancelable without penalty;

(iv) each Company Contract relating to the disposition or acquisition of material assets or any ownership interest in any Entity, except as contemplated hereby;

(v) each Company Contract relating to any mortgages, indentures, loans, notes or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit or creating any material Encumbrances with respect to any assets of the Company or any loans or debt obligations with officers or directors of the Company;

(vi) each Company Contract requiring payment by or to the Company after the date of this Agreement in excess of $50,000 pursuant to its express terms relating to: (A) any distribution agreement (identifying any that contain exclusivity provisions); (B) any agreement involving provision of services or products with respect to any pre-clinical or clinical development activities of the Company; (C) any dealer, distributor, joint marketing, alliance, joint venture, cooperation, development or other agreement currently in force under which the Company has continuing obligations to develop or market any product, technology or service, or any agreement pursuant to which the Company has continuing obligations to develop any Intellectual Property Rights that will not be owned, in whole or in part, by the Company; or (D) any Contract with any third party providing any services relating to the manufacture or production of any product, service or technology of the Company or any Contract to sell, distribute or commercialize any products or service of the Company;

(vii) each Company Contract with any financial advisor, broker, finder, investment banker or other similar Person providing financial advisory services to the Company in connection with the Contemplated Transactions;

(viii) each Company Real Estate Lease;

(ix) each Company Contract with any Governmental Body;

(x) each Company Out-bound License and Company In-bound License, and each Company Contract containing a covenant not to sue or otherwise enforce any Intellectual Property Rights;

(xi) each Company Contract containing any royalty, dividend or similar arrangement based on the revenues or profits of the Company;

(xii) each Company Contract, offer letter, or employment agreement, or independent contractor agreement with any employee or service provider whose annual compensation equals or exceeds $125,000 that (A) is not immediately terminable at will by the Company without notice, severance or other cost or payment, except as required under applicable Law, or (B) provides for retention payments, change of control payments, severance, accelerated vesting, or any similar payment or benefit that may or will become due as a result of the Merger;

(xiii) each Company Contract providing any option to receive a license or other right, any right of first negotiation, any right of first refusal or any similar right to any Person related to any material Company IP or material Intellectual Property Right licensed to the Company under a Company In-bound License;

(xiv) each Company Contract entered into in settlement of any Legal Proceeding or other dispute; and

(xv) any other Company Contract that is not terminable at will (with no penalty or payment or requirement for prior notice) by the Company, and (A) which involves payment or receipt by the Company after the date of this Agreement under any such agreement, Contract or commitment of more than $50,000 in the aggregate, or obligations after the date of this Agreement in excess of $50,000 in the aggregate, or (B) that is material to the business or operations of the Company, taken as a whole.

(b) The Company has delivered or made available to Parent accurate and complete copies of all Company Material Contracts, including all amendments thereto. Except as set forth in Section 2.13(b) of the Company Disclosure Schedule, there are no Company Material Contracts that are not in written form. Neither the Company nor any of its Subsidiaries has, to the Company’s Knowledge, as of the date of this Agreement any other party to a Company Material Contract, has breached, violated or defaulted under, or received notice that it breached, violated or defaulted under, any of the terms or conditions of any Company Material Contract in such manner as would permit any other party to cancel or terminate any such Company Material Contract, or would permit any other party to seek damages which would reasonably be expected to be material to the Company or any of its Subsidiaries or their business. As to the Company and its Subsidiaries, as of the date of this Agreement, each Company Material Contract is valid, binding, enforceable and in full force and effect, subject to the Enforceability Exceptions. No Person is renegotiating, or has a right pursuant to the terms of any Company Material Contract to change, any material amount paid or payable to the Company or any of its Subsidiaries under any Company Material Contract or any other material term or provision of any Company Material Contract, and no Person has indicated in writing to the Company or any of its Subsidiaries that it desires to renegotiate, modify, not renew or cancel any Company Material Contract.

2.14 Compliance; Permits; Restrictions.

(a) The Company and each of its Subsidiaries is, and since January 1, 2020, has been, in compliance in all material respects with all applicable Laws, including the Federal Food, Drug and Cosmetic Act and regulations issued thereunder by the United States Food and Drug Administration (“FDA” and collectively, the “FDCA”), the Public Health Service Act and its implementing regulations (“PHSA”) and any other similar Law administered or promulgated by the FDA or other comparable Governmental Body responsible for regulation of the research, development, pre-clinical and clinical testing, manufacturing, storage, supply, approval, sale, marketing, distribution and importation or exportation of drug and biological products (each, a “Drug Regulatory Agency”), except for any noncompliance, either individually or in the aggregate, which would not be material to the Company or any of its Subsidiaries. No investigation, claim, suit, proceeding, audit, or other action by any Governmental Body is pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries. There is no agreement, judgment, injunction, order or decree binding upon the Company or any Subsidiary which (i) has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of material property by the Company or any of its Subsidiaries the conduct of business by the Company or any of its Subsidiaries as currently conducted, (ii) is reasonably likely to have an adverse effect on the Company’s or any of its Subsidiaries’ ability to comply with or perform any covenant or obligation under this Agreement, or (iii) is reasonably likely to have the effect of preventing, delaying, making illegal or otherwise interfering with the Contemplated Transactions.

(b) The Company or its Subsidiaries holds all required Governmental Authorizations which are material to the operation of the business of the Company or such Subsidiary as currently conducted (the “Company Permits”). Section 2.14(b) of the Company Disclosure Schedule identifies each Company Permit. Each such Company Permit is valid and in full force and effect, and the Company is in material compliance with the terms of the Company Permits. No Legal Proceeding is pending or, to the Knowledge of the Company, threatened, which seeks to revoke, limit, suspend, or materially modify any Company Permit. The rights and benefits of each Company Permit will be available to the Surviving Entity, as applicable, immediately after the Second Effective Time on terms substantially identical to those enjoyed by the Company as of the date of this Agreement and immediately prior to the First Effective Time.

(c) There are no proceedings pending or, to the Knowledge of the Company, threatened against the Company or its Subsidiaries with respect to an alleged material violation by the Company or its Subsidiaries of the FDCA, PHSA or any other similar Law administered or promulgated by any Drug Regulatory Agency. Neither the Company nor any of its Subsidiaries nor any of their officers and employees has been or is subject to any enforcement proceedings by the FDA or other Governmental Body and, to the Knowledge of the Company, no such proceedings have been threatened. There has not been and is not now any Form FDA-483 observation, civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, or proceeding pending or in effect against the Company or any of its Subsidiaries or any of their respective officers and employees, and the Company and its Subsidiaries have no liability for failure to comply with the FDCA, PHSA, or other similar Laws. There is no act, omission, event, or circumstance of which the Company has Knowledge that would reasonably be expected to give rise to or form the basis for any civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, proceeding or request for information or any liability (whether actual or contingent) for failure to comply with the FDCA, PHSA or other similar Laws.

(d) The Company and each of its Subsidiaries holds all required Governmental Authorizations issuable by any Drug Regulatory Agency necessary or material to the conduct of the business of the Company or such Subsidiary as currently conducted (collectively, the “Company Regulatory Permits”) and no such Company Regulatory Permit has been (i) revoked, withdrawn, suspended, cancelled, or terminated or (ii) modified in any adverse manner. There is no basis for believing that such Company Regulatory Permits will not be renewable upon expiration. The Company and each of its Subsidiaries is in compliance in all material respects with the Company Regulatory Permits and has not received any written notice or other written communication, or to the Knowledge of the Company, any other communication from any Drug Regulatory Agency regarding (A) any material violation of or failure to comply materially with any term or requirement of any Company Regulatory Permit or (B) any revocation, withdrawal, suspension, cancellation, termination or material modification of any Company Regulatory Permit. The Company and each of its Subsidiaries have complied in all material respects with the ICH E9 Guidance for Industry: Statistical Principles for Clinical Trials in the management of the clinical data that have been presented to the Company. To the Knowledge of the Company, there are no facts that would be reasonably likely to result in any warning, untitled or notice of violation letter or Form FDA-483 from the FDA.

(e) All clinical, pre-clinical and other studies and tests conducted by or on behalf of, or sponsored by, the Company or its Subsidiaries, or in which the Company or its or its Subsidiaries’ current products or product candidates have participated, were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures and in compliance in all material respects with the applicable regulations of any applicable Drug Regulatory Agency and other applicable Law, including the Good Clinical Practice (“GCP”) regulations under 21 C.F.R. Parts 50, 54, 56 and 312 and Good Laboratory Practice (“GLP”) regulations under 21 C.F.R. Part 58. No preclinical study or clinical trial conducted by or on behalf of the Company or any of its Subsidiaries has been terminated or suspended prior to completion for safety or noncompliance reasons. Since their inception, neither the Company nor any of its Subsidiaries have received any notices, correspondence, or other communications from any Drug Regulatory Agency requiring, or to the Knowledge of the Company, threatening to initiate, the termination or suspension of any clinical studies conducted by or on behalf of, or sponsored by, the Company or any of its Subsidiaries in which the Company or any of its Subsidiaries or their current products or product candidates have participated.

(f) Neither the Company nor any of its Subsidiaries is the subject of any pending or, to the Knowledge of the Company, threatened investigation in respect of its business or products or product candidates pursuant to the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has not committed any acts, made any statement, or failed to make any statement, in each case in respect of its business or products that would violate the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy, and any amendments thereto.

(g) None of the Company, any of its Subsidiaries or any of their respective officers, directors, employees or, to the Knowledge of the Company, agents has been, is, or is in anticipation of being (based on a conviction by the courts or a finding of fault by a regulatory authority): (a) debarred pursuant to the Generic Drug Enforcement Act of 1992 (21 U.S.C. § 335a), as amended from time to time; (b) disqualified from participating in clinical trials pursuant to 21 C.F.R. § 312.70, as amended from time to time; (c) disqualified as a testing facility under 21 C.F.R. Part 58, Subpart K, as amended from time to time; (d) excluded, debarred or suspended from or otherwise ineligible to participate in a “Federal Health Care Program” as that term is defined in 42 U.S.C. § 1320a-7b(f), including under 42 U.S.C. § 1320a-7 or relevant regulations in 42 C.F.R. Part 1001; (e) assessed or threatened with assessment of civil money penalties pursuant to 42 C.F.R. Part 1003; or (f) included on the HHS/OIG List of Excluded Individuals/Entities, the General Services Administration’s System for Award Management, or the FDA Debarment List or the FDA Disqualified/Restricted List. Neither the Company, any of its Subsidiaries nor any of their respective officers, directors, employees or, to the Knowledge of the Company, agents has engaged in any activities that are prohibited, or are cause for civil penalties, or grounds for mandatory or permissive exclusion, debarment, or suspension pursuant to any of these authorities. The Company and its Subsidiaries are not using, and have never used, in any capacity any Person that has ever been, or to the Knowledge of Company, is the subject of a proceeding that could lead to the Persons becoming debarred, excluded, disqualified, restricted, or suspended pursuant to any of these authorities.

(h) The Company and its Subsidiaries have complied with all Laws relating to patient, medical or individual health information, including the Health Insurance Portability and Accountability Act of 1996 and its implementing regulations promulgated thereunder, all as amended from time to time (collectively “HIPAA”), including the standards for the privacy of Individually Identifiable Health Information at 45 C.F.R. Parts 160 and 164, Subparts A and E, the standards for the protection of Electronic Protected Health Information set forth at 45 C.F.R. Part 160 and 45 C.F.R. Part 164, Subpart A and Subpart C, the standards for transactions and code sets used in electronic transactions at 45 C.F.R. Part 160, Subpart A and Part 162, and the standards for Breach Notification for Unsecured Protected Health Information at 45 C.F.R. Part 164, Subpart D, all as amended from time to time. The Company and its Subsidiaries have entered into, where required, and is in compliance in all material respects with the terms of all Business Associate (as defined in HIPAA) agreements (“Business Associate Agreements”) to which the Company or its Subsidiaries is a party or otherwise bound. The Company has created and maintained written policies and procedures to protect the privacy of all Protected Health Information, has provided training to all employees and agents as required under HIPAA, and has implemented security procedures, including physical, technical, and administrative safeguards, to protect all personal information and Protected Health Information stored or transmitted in electronic form. Neither the Company nor its Subsidiaries have received written notice from the Office for Civil Rights for the U.S. Department of Health and Human Services or any other Governmental Body of any allegation regarding its failure to comply with HIPAA or any other federal or state law or regulation applicable to the protection of individually identifiable health information or personally identifiable information. No successful Security Incident, Breach of Unsecured Protected Health Information, unpermitted disclosure of Personal Health Information or breach of personally identifiable information under applicable Laws has occurred with respect to information maintained or transmitted to the Company or its Subsidiaries an agent or third party subject to a Business Associate Agreement with the Company or Subsidiary. The Company and its Subsidiaries are currently submitting, receiving, and handling or is capable of submitting, receiving and handling transactions in accordance with the Transactions and Code Sets Rule. All capitalized terms in this Section 2.14(h) not otherwise defined in this Agreement shall have the meanings set forth under HIPAA.

2.15 Legal Proceedings; Orders.

(a) As of the date of this Agreement, there is no material pending Legal Proceeding and, to the Knowledge of the Company, no Person has threatened in writing to commence any Legal Proceeding: (i) that involves (A) the Company, (B) any of its Subsidiaries, (C) Company Associate (in such Person’s capacity as such) or (D) any of the material assets owned or used by the Company or its Subsidiaries; or (ii) that challenges, or that would have the effect of preventing, delaying, making illegal or otherwise interfering with, the Contemplated Transactions.

(b) Except as set forth in Section 2.15(b) of the Company Disclosure Schedule, since January 1, 2020 through the date of this Agreement, no Legal Proceeding has been pending against the Company that resulted in material liability to the Company.

(c) There is no order, writ, injunction, judgment, or decree to which the Company, or any of the material assets owned or used by the Company, is subject. To the Knowledge of the Company, no officer or employees of the Company is subject to any order, writ, injunction, judgment, or decree that prohibits such officer or employee from engaging in or continuing any conduct, activity or practice relating to the business of the Company or to any material assets owned or used by the Company.

2.16 Tax Matters.

(a) The Company and each of its Subsidiaries has timely filed all material Tax Returns that were required to be filed by or with respect to it under applicable Law. All such Tax Returns are correct and complete in all material respects and have been prepared in compliance with all applicable Law. No written claim has ever been made by any Governmental Body in any jurisdiction where the Company does not file a particular Tax Return or pay a particular Tax that the Company is subject to taxation by that jurisdiction.

(b) All material amounts of Taxes due and owing by the Company and any of its Subsidiaries on or before the date hereof (whether or not shown on any Tax Return) have been fully and timely paid. The unpaid Taxes of the Company and its Subsidiaries did not, as of the date of the Company Unaudited Interim Balance Sheet, materially exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax items) set forth on the face of the Company Unaudited Interim Balance Sheet. Since the date of the Company Unaudited Interim Balance Sheet, neither the Company nor any of its Subsidiaries has incurred any material Liability for Taxes outside the Ordinary Course of Business.

(c) All Taxes that the Company or any of its Subsidiaries is or was required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors, stockholders, lenders, customers or other third parties and have been timely paid to the proper Governmental Body or other Person or properly set aside in accounts for this purpose.

(d) There are no Encumbrances for material Taxes (other than Taxes not yet due and payable) upon any of the assets of the Company.

(e) No deficiencies for a material amount of Taxes with respect to the Company have been claimed, proposed, or assessed by any Governmental Body in writing. There are no pending or ongoing and, to the Knowledge of the Company, no threatened audits, assessments, or other actions for or relating to any liability in respect of a material amount of Taxes of the Company. Neither the Company nor any of its Subsidiaries nor any of their predecessors has waived any statute of limitations or agreed to any extension of time with respect to any income or other material Tax assessment or deficiency.

(f) Neither the Company nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(g) Neither the Company nor any of its Subsidiaries is a party to any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, or similar agreement or arrangement, other than customary commercial contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes.

(h) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for Tax purposes for a Tax period ending on or prior to the Closing Date; (ii) use of an improper method of accounting for a Tax period ending on or prior to the Closing Date; (iii) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or foreign Law) executed on or prior to the Closing Date; (iv) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or foreign Law); (v) installment sale or open transaction disposition made on or prior to the Closing Date; (vi) prepaid amount, advance payment or deferred revenue received or accrued on or prior to the Closing Date; (vii) application of Section 367(d) of the Code to any transfer of intangible property on or prior to the Closing Date; or (viii) application of Sections 951 or 951A of the Code (or any similar provision of state, local or foreign Law) to any income received or accrued on or prior to the Closing Date. Neither the Company nor any of its Subsidiaries has made any election under Section 965(h) of the Code.

(i) Neither the Company nor any of its Subsidiaries has ever been (i) a member of a consolidated, combined, or unitary Tax group (other than such a group the common parent of which is the Company) or (ii) a party to any joint venture, partnership, or other arrangement that is treated as a partnership for U.S. federal income Tax purposes. Neither the Company nor any of its Subsidiaries has any Liability for any material Taxes of any Person (other than the Company) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign Law), as a transferee or successor, by Contract or otherwise.

(j) Neither the Company nor any of its Subsidiaries have ever distributed stock of another Person, or had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code or Section 361 of the Code (or any similar provisions of state, local or foreign Law).

(k) Neither the Company nor any of its Subsidiaries (i) is a “controlled foreign corporation” as defined in Section 957 of the Code, (ii) is a “passive foreign investment company” within the meaning of Section 1297 of the Code, or (iii) has ever had a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise had an office or fixed place of business in a country other than the country in which it is organized.

(l) Neither the Company nor any of its Subsidiaries has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “reportable transaction” within the meaning of Section 6707A(c) of the Code and Treasury Regulations Section 1.6011-4(b).

(m) Neither the Company nor any of its Subsidiaries has taken any action (or agreed to take any action) or knows of any fact that would reasonably be expected to prevent or impede the Merger from qualifying for the Intended Tax Treatment.

(n) The Company is classified as a corporation for U.S. federal income tax purposes. The Company has not made an election or taken any other action to change its federal and state income tax classification from such classification.

(o) Notwithstanding anything to the contrary in this Agreement, the Company makes no representation as to the amount, diminution, or limitations on the use after the Closing Date, of any net operating losses, capital losses, deductions, Tax credits, asset tax basis and other similar Tax assets or attributes of the Company.

For purposes of this Section 2.16, each reference to the Company or its Subsidiaries shall be deemed to include any Person that was liquidated into, merged with, or is otherwise a predecessor to, the Company or any such Subsidiary.

2.17 Employee and Labor Matters; Benefit Plans.

(a) Section 2.17(a) of the Company Disclosure Schedule is a list of all material Company Benefit Plans, other than at-will employment offer letters on the Company’s standard form, in which case only representative standard forms of such agreements shall be scheduled. “Company Benefit Plan” means each (i) “employee benefit plan” as defined in Section 3(3) of ERISA and (ii) other pension, retirement, deferred compensation, excess benefit, profit sharing, bonus, incentive, equity or equity-based, phantom equity, employment, consulting, severance, change-of-control, retention, health, life, disability, group insurance, paid time off, holiday, welfare and fringe benefit plan, program, agreement, contract, or arrangement (whether written or unwritten, qualified or nonqualified, funded or unfunded and including any that have been frozen), in each case, sponsored, maintained, administered, contributed to, or required to be contributed to, by the Company or any of its Subsidiaries for the benefit of any current or former employee, director, officer or independent contractor of the Company or any of its Subsidiaries or under which the Company or any of its Subsidiaries has any actual or contingent liability.

(b) As applicable with respect to each material Company Benefit Plan, the Company has made available to Parent, true and complete copies of (i) each material Company Benefit Plan, including all amendments thereto, and in the case of an unwritten material Company Benefit Plan, a written description thereof, (ii) all current trust documents, investment management contracts, custodial agreements, administrative services agreements and insurance and annuity contracts relating thereto, (iii) the current summary plan description and each summary of material modifications thereto, (iv) the most recently filed annual reports with any Governmental Body (e.g., Form 5500 and all schedules thereto), (v) the most recent IRS determination, opinion or advisory letter, (vi) the most recent summary annual reports, nondiscrimination testing reports, actuarial reports, financial statements and trustee reports, and (vii) all notices and filings from the IRS or Department of Labor or other Governmental Body concerning audits or investigations, or “prohibited transactions” within the meaning of Section 406 of ERISA or Section 4975 of the Code.

(c) Each Company Benefit Plan has been maintained, operated, and administered in compliance in all material respects with its terms and the applicable provisions of ERISA, the Code, and all other Laws.

(d) The Company Benefit Plans which are “employee pension benefit plans” within the meaning of Section 3(2) of ERISA and which are intended to meet the qualification requirements of Section 401(a) of the Code have received determination or opinion letters from the IRS on which they may currently rely to the effect that such plans are qualified under Section 401(a) of the Code and the related trusts are exempt from federal income Taxes under Section 501(a) of the Code, respectively, and nothing has occurred that would reasonably be expected to materially adversely affect the qualification of such Company Benefit Plan or the tax exempt status of the related trust.

(e) Neither the Company nor any of its Subsidiaries nor any Company ERISA Affiliate maintains, contributes to, is required to contribute to, or has any actual or contingent liability with respect to, (i) any “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) that is subject to Title IV or Section 302 of ERISA or Section 412 of the Code, (ii) any “multiemployer plan” (within the meaning of Section 3(37) of ERISA), (iii) any “multiple employer plan” (within the meaning of Section 413 of the Code) or (iv) any “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA).

(f) There are no pending audits or investigations by any Governmental Body involving any Company Benefit Plan, and no pending or, to the Knowledge of the Company, threatened claims (except for routine individual claims for benefits payable in the normal operation of the Company Benefit Plans), suits or proceedings involving any Company Benefit Plan, or, to the Knowledge of the Company, any fiduciary thereof or service provider thereto, in any case except as would not be reasonably expected to result in material liability to the Company or any of its Subsidiaries. All contributions and premium payments required to have been made under any of the Company Benefit Plans or by applicable Law (without regard to any waivers granted under Section 412 of the Code), have been timely made and the Company has no material liability for any unpaid contributions with respect to any Company Benefit Plan.

(g) Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any fiduciary, trustee or administrator of any Company Benefit Plan, has engaged in, or in connection with the Contemplated Transactions will engage in, any transaction with respect to any Company Benefit Plan which would subject any such Company Benefit Plan, the Company or any of its Subsidiaries, or Parent to a material Tax, material penalty or material liability for a “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code.

(h) No Company Benefit Plan provides death, medical, dental, vision, life insurance or other welfare benefits beyond termination of service or retirement other than coverage mandated by Law and, to the Knowledge of the Company, the Company has not made a written representation promising the same.

(i) Except as set forth in Section 2.17(i) of the Company Disclosure Schedule, neither the execution of this Agreement, nor the performance of the Contemplated Transactions (either alone or when combined with the occurrence of any other event, including without limitation, a termination of employment), will: (i) result in any payment becoming due to any current or former employee, director, officer, or independent contractor of the Company or any of its Subsidiaries thereof, pursuant to any Company Benefit Plan (ii) increase any amount of compensation or benefits otherwise payable under any Company Benefit Plan, (iii) result in the acceleration of the time of payment, funding or vesting of any benefits under any Company Benefit Plan, (iv) require any contribution or payment to fund any obligation under any Company Benefit Plan or (v) limit the right to merge, amend or terminate any Company Benefit Plan.

(j) Except as set forth in Section 2.17(j) of the Company Disclosure Schedule, neither the execution of this Agreement, nor the consummation of the Contemplated Transactions (either alone or when combined with the occurrence of any other event, including without limitation, a termination of employment) will result in the receipt or retention by any person who is a “disqualified individual” (within the meaning of Code Section 280G) with respect to the Company or any of its Subsidiaries of any payment or benefit that is or could be characterized as a “parachute payment” (within the meaning of Code Section 280G), determined without regard to the application of Code Section 280G(b)(5).

(k) No current or former employee, officer, director, or independent contractor of the Company or any of its Subsidiaries has any “gross up” agreements with the Company or other assurance of reimbursement by the Company or any of its Subsidiaries for any Taxes imposed under Code Section 409A or Code Section 4999.

(l) Each Company Benefit Plan maintained outside of the United States (each, a “Company Foreign Plan”) has obtained from the Governmental Body having jurisdiction with respect to such plan any required determinations that such plan is in compliance with the Laws of any such Governmental Body.

(m) The assets of each of the Company Foreign Plans that is similar to an employee pension benefit plan (as defined in Section 3(2) of ERISA (whether or not subject to ERISA)) or that otherwise provides retirement, medical or life insurance benefits following retirement or other termination of service or employment are at least equal to the liabilities of such plans.

(n) The Company has provided to Parent a true and correct list, as of the date of this Agreement, containing the names of all current full-time, part-time or temporary employees and independent contractors (and indication as such) of Company and its Subsidiaries, and, as applicable: (i) the annual dollar amount of all cash compensation in the form of wages, salary, fees, commissions, or director’s fees payable to each person; (ii) dates of employment or service; (iii) title and, with respect to independent contractors, a current written description of such person’s contracting services; (iv) visa status, if applicable; and (v) with respect to employees, (A) a designation of whether they are classified as exempt or non-exempt for purposes of the Fair Labor Standards Act, as amended (“FLSA”) and any similar state law and (B) whether such an employee is on leave and, if so, the nature of such leave and expected return date.

(o) Neither Company nor any of its Subsidiaries is or has ever been a party to, bound by, or has a duty to bargain under, any collective bargaining agreement or other Contract with a labor union or similar labor organization representing any of its employees, and there is no labor union or similar labor organization representing or, to the Knowledge of the Company, purporting to represent or seeking to represent any employees of the Company or any of its Subsidiaries, including through the filing of a petition for representation election. There is not and has not been since January 1, 2020, nor is there or has there been since January 1, 2020 any threat of, any strike, slowdown, work stoppage, lockout, union election petition, demand for recognition, or any similar activity or dispute or, to the Knowledge of the Company, any union organizing activity, against the Company or any of its Subsidiaries.

(p) The Company and each of its Subsidiaries is, and since January 1, 2020 has been, in material compliance with all applicable Laws respecting labor, employment, employment practices, and terms and conditions of employment, including worker classification, discrimination, harassment and retaliation, equal employment opportunities, fair employment practices, meal and rest periods, immigration, employee safety and health, payment of wages (including overtime wages), unemployment and workers’ compensation, leaves of absence, and hours of work. Except as would not be reasonably likely to result in a material liability to the Company or any of its Subsidiaries, with respect to employees of the Company or any of its Subsidiaries, each of the Company and its Subsidiaries, since January 1, 2020, has withheld and reported all amounts required by Law to be withheld and reported with respect to wages, salaries and other payments, benefits, or compensation to employees. There are no actions, suits, claims, charges, lawsuits, investigations, audits, or administrative matters pending or, to the Knowledge of the Company, threatened or reasonably anticipated against the Company or any of its Subsidiaries relating to any employee, applicant for employment, or consultant.

(q) Since January 1, 2020, the Company and its Subsidiaries have not implemented any “plant closing” or “mass layoff” of employees that would reasonably be expected to require notification under the WARN Act or any similar state or local Law, no such “plant closing” or “mass layoff” will be implemented before the Closing Date without advance notification to and approval of Parent, and there has been no “employment loss” as defined by the WARN Act within the ninety (90) days prior to the date of this Agreement.

(r) The Company and its Subsidiaries have at all relevant times been in material compliance with (i) COVID-19-related Laws, standards, regulations, orders and guidance (including without limitation relating to business reopening), including those issued and enforced by the Occupational Safety and Health Administration, the Centers for Disease Control, the Equal Employment Opportunity Commission, and any other Governmental Body; and (ii) the Families First Coronavirus Response Act (including with respect to eligibility for tax credits under such act) and any other applicable COVID-19-related leave Law, whether state, local or otherwise.

2.18 Environmental Matters. The Company and each of its Subsidiaries are and since January 1, 2020 have complied with all applicable Environmental Laws, which compliance includes the possession by the Company of all permits and other Governmental Authorizations required under applicable Environmental Laws and compliance with the terms and conditions thereof, except for any failure to be in such compliance that, either individually or in the aggregate, would not reasonably be expected to be material to the Company or its business. Neither the Company nor any of its Subsidiaries has received since January 1, 2020, any written notice or other communication (in writing or otherwise), whether from a Governmental Body or other Person, that alleges that the Company is not in compliance with or has liability pursuant to any Environmental Law and, to the Knowledge of the Company, there are no circumstances that would reasonably be expected to prevent or interfere with the Company’s or any of its Subsidiaries’ compliance in any material respects with any Environmental Law, except where such failure to comply would not reasonably be expected to be material to the Company or its business. No current or (during the time a prior property was leased or controlled by the Company or its Subsidiaries) prior property leased or controlled by the Company or any of its Subsidiaries has had a release of or exposure to Hazardous Materials in material violation of or as would reasonably be expected to result in any material liability of the Company pursuant to Environmental Law. No consent, approval, or Governmental Authorization of or registration or filing with any Governmental Body is required by Environmental Laws in connection with the execution and delivery of this Agreement or consummation of the Contemplated Transactions by the Company. Prior to the date hereof, the Company and its Subsidiaries have provided or otherwise made available to Parent true and correct copies of all material environmental reports, assessments, studies and audits in the possession or control of the Company or its Subsidiaries with respect to any property leased or controlled by the Company or its Subsidiaries any business operated by them.

2.19 Insurance. The Company has delivered or made available to Parent accurate and complete copies of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets, liabilities, and operations of the Company and its Subsidiaries. Each of such insurance policies is in full force and effect and the Company and its Subsidiaries are in compliance in all material respects with the terms thereof. Other than customary end of policy notifications from insurance carriers, since January 1, 2020, the Company and such Subsidiary has not received any notice or other communication regarding any actual or possible: (a) cancellation or invalidation of any insurance policy; or (b) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy. The Company or its applicable Subsidiary has provided timely written notice to the appropriate insurance carrier(s) of each Legal Proceeding that is currently pending against the Company or any of its Subsidiaries for which the Company or any of its Subsidiaries have insurance coverage, and no such carrier has issued a denial of coverage or a reservation of rights with respect to any such Legal Proceeding, or informed the Company or any of its Subsidiaries of its intent to do so.

2.20 No Financial Advisors. Except as set forth in Section 2.20 of the Company Disclosure Schedule, no broker, finder, or investment banker is entitled to any brokerage fee, finder’s fee, opinion fee, success fee, transaction fee or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of the Company or its Subsidiaries.

2.21 Transactions with Affiliates.

(a) Section 2.21(a) of the Company Disclosure Schedule describes any material transactions or relationships, since January 1, 2020, between, on one hand, the Company or its Subsidiaries and, on the other hand, any (i) officer or director of the Company or its Subsidiaries or, to the Knowledge of the Company, any of such officer’s or director’s immediate family members, (ii) owner of more than 5% of the voting power of the outstanding Company Common Stock or (iii) to the Knowledge of the Company, any “related person” (within the meaning of Item 404 of Regulation S-K under the Securities Act) of any such officer, director or owner (other than the Company) in the case of each of (i), (ii) or (iii) that is of the type that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act; provided that the foregoing need not include employment agreements terminated at will and standard option agreements.

(b) Section 2.21(b) of the Company Disclosure Schedule lists each stockholders agreement, voting agreement, registration rights agreement, co-sale agreement or other similar Contract between the Company and any holders of Company Common Stock, including any such Contract granting any Person investor rights, rights of first refusal, rights of first offer, registration rights, director designation rights or similar rights (collectively, the “Investor Agreements”).

2.22 Anti-Bribery. None of the Company or its Subsidiaries or any of their directors, officers, employees or, to the Company’s Knowledge, agents or any other Person acting on their behalf (in each in their respective capacities as such) has directly or indirectly made any bribes, rebates, payoffs, influence payments, kickbacks, illegal payments, illegal political contributions, or other payments, in the form of cash, gifts, or otherwise, or taken any other action, in violation of the Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010 or any other anti-bribery or anti-corruption Law (collectively, the “Anti-Bribery Laws”). The Company and its Subsidiaries are not and have not been the subject of any investigation or inquiry by any Governmental Body with respect to potential violations of Anti-Bribery Laws.

2.23 Disclaimer of Other Representations or Warranties.

(a) Except as previously set forth in this Section 2 or in any certificate delivered by the Company to Parent and/or Merger Subs pursuant to this Agreement, the Company makes no representation or warranty, express or implied, at law or in equity, with respect to it or any of its assets, liabilities or operations, and any such other representations or warranties are hereby expressly disclaimed.

(b) The Company acknowledges and agrees that, except for the representations and warranties of Parent and Merger Subs set forth in Section 3 or in any certificate delivered by Parent and/or Merger Subs to the Company pursuant to this Agreement, none of Parent, Merger Subs or any of their respective Representatives is relying on any other representation or warranty of Parent or any other Person made outside of Section 3 or such certificate, including regarding the accuracy or completeness of any such other representations or warranties or the omission of any material information, whether express or implied, in each case, with respect to the Contemplated Transactions.

Section 3. REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBS

Subject to Section 8.13(h), except (a) as set forth in the disclosure schedule delivered by Parent to the Company (the “Parent Disclosure Schedule”) or (b) as disclosed in the Parent SEC Documents filed with the SEC after December 31, 2020 and prior to the date hereof and publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval system (but (i) without giving effect to any amendment thereof filed with, or furnished to the SEC on or after the date hereof and (ii) excluding any disclosures contained under the heading “Risk Factors” and any disclosure of risks included in any “forward-looking statements” disclaimer or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature), it being understood that any matter disclosed in the Parent SEC Documents (x) shall not be deemed disclosed for purposes of Section 3.1, Section 3.2, Section 3.3, Section 3.4, Section 3.5, Section 3.6, and Section 3.7 and (y) shall be deemed to be disclosed in a section of the Parent Disclosure Schedule only to the extent that it is readily apparent from a reading of such Parent SEC Documents that is applicable to such section of the Parent Disclosure Schedule, Parent and Merger Sub represent and warrant to the Company as follows:

3.1 Due Organization; Subsidiaries.

(a) Each of Parent, First Merger Sub and Second Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, and has all necessary corporate power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used; and (iii) to perform its obligations under all Contracts by which it is bound. Since their respective date of incorporation, no Merger Sub has engaged in any activities other than activities incident to its formation or in connection with or as contemplated by this Agreement.

(b) Parent is duly licensed and qualified to do business, and is in good standing (to the extent applicable in such jurisdiction), under the Laws of all jurisdictions where the nature of its business requires such licensing or qualification other than in jurisdictions where the failure to be so qualified individually or in the aggregate would not be reasonably expected to have a Parent Material Adverse Effect.

(c) Parent has no Subsidiaries, except for the Entities identified in Section 3.1(c) of the Parent Disclosure Schedule; and neither Parent nor any of the Entities identified in Section 3.1(c) of the Company Disclosure Schedule owns any capital stock of, or any equity, ownership or profit-sharing interest of any nature in, or controls directly or indirectly, any other Entity other than the Entities identified in Section 3.1(c) of the Company Disclosure Schedule. Each of Parent’s Subsidiaries is a corporation or other legal entity duly organized, validly existing and, if applicable, in good standing under the Laws of the jurisdiction of its organization and has all necessary corporate or other power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used; and (iii) to perform its obligations under all Contracts by which it is bound.

(d) Neither the Parent nor any of its Subsidiaries is or has otherwise been, directly or indirectly, a party to, member of or participant in any partnership, joint venture, or similar business Entity. Neither the Parent nor any of its Subsidiaries has agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. Neither the Parent nor any of its Subsidiaries has, at any time, been a general partner of, or has otherwise been liable for, any of the debts or other obligations of, any general partnership, limited partnership, or other Entity.

3.2 Organizational Documents. Parent has made available to the Company accurate and complete copies of the Organizational Documents or Parent and each of its Subsidiaries in effect as of the date of this Agreement. Neither Parent nor any of its Subsidiaries is in breach or violation of its respective Organizational Documents.

3.3 Authority; Binding Nature of Agreement.

(a) Parent and each of its Subsidiaries (including Merger Subs) have all necessary corporate power and authority to enter into and to perform its obligations under this Agreement and, subject, with respect to Parent, to receipt of the Required Parent Shareholder Vote and, with respect to Merger Subs, the adoption of this Agreement by Parent in its capacity as sole stockholder of Merger Subs, to perform its obligations hereunder and to consummate the Contemplated Transactions. The Parent Board (at meetings duly called and held) has: (i) determined that the Contemplated Transactions are fair to, advisable and in the best interests of Parent and its shareholders; (ii) authorized, approved and declared advisable this Agreement and the Contemplated Transactions, including the issuance of Parent Stock Payment Shares to the stockholders of the Company pursuant to the terms of this Agreement and the treatment of the Company

Options pursuant to this Agreement; and (iii) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the shareholders of Parent vote to approve the Parent Shareholder Matters. The First Merger Sub Board (by unanimous written consent) has: (A) determined that the Contemplated Transactions are fair to, advisable, and in the best interests of First Merger Sub and its sole stockholder; (B) authorized, approved and declared advisable this Agreement and the Contemplated Transactions; and (C) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholder of First Merger Sub vote to adopt this Agreement and thereby approve the Contemplated Transactions. The Second Merger Sub Board (by unanimous written consent) has: (A) determined that the Contemplated Transactions are fair to, advisable, and in the best interests of Second Merger Sub and its sole member; (B) authorized, approved and declared advisable this Agreement and the Contemplated Transactions; and (C) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the member of Second Merger Sub vote to adopt this Agreement and thereby approve the Contemplated Transactions.

(b) This Agreement has been duly executed and delivered by Parent and each Merger Sub and, assuming the due authorization, execution, and delivery by the Company, constitutes the legal, valid, and binding obligation of Parent and Merger Subs, enforceable against each of Parent and Merger Subs in accordance with its terms, subject to the Enforceability Exceptions.

3.4 Vote Required. The affirmative vote of a majority of the votes cast at the Parent Shareholders’ Meeting by the holders of Parent Common Stock (other than the Parent Common Stock Payment Shares to be issued at Closing pursuant to this Agreement) are the only vote of the holders of any class or series of Parent’s capital stock necessary to approve the proposal described in Section 4.2(a)(i) (“Required Parent Shareholder Vote”). The approval of holders of Parent Common Stock is not required in order to approve or enter into this Agreement or, except with respect to Parent Shareholder Matters, consummate the transactions contemplated hereby.

3.5 Non-Contravention; Consents. Subject to obtaining the Required Parent Shareholder Vote, the Marathon Forbearance as contemplated by Section 4.19, the completion of any necessary filings with Nasdaq, and the filing of the Certificates of Merger required by the DGCL and the filing of the Certificate of Designation, neither (x) the execution, delivery or performance of this Agreement by Parent or Merger Subs, nor (y) the consummation of the Contemplated Transactions, will directly or indirectly (with or without notice or lapse of time):

(a) contravene, conflict with, or result in a violation of any of the provisions of the Organizational Documents of Parent or Merger Subs;

(b) contravene, conflict with or result in a violation of, give any Governmental Body or other Person the right to challenge the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Law or any order, writ, injunction, judgment or decree to which Parent or its Subsidiaries, or any of the assets owned or used by Parent or its Subsidiaries, is subject, except as would not reasonably be expected to be material to Parent or its business;

(c) contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by Parent, except as would not reasonably be expected to be material to Parent, its business or prospects;

(d) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Parent Material Contract, or give any Person the right to: (i) declare a default or exercise any remedy under any Parent Material Contract; (ii) any material payment, rebate, chargeback, penalty or change in delivery schedule under any Parent Material Contract; (iii) accelerate the maturity or performance of any Parent Material Contract; or (iv) cancel, terminate or modify any term of any Parent Material Contract, except in the case of any nonmaterial breach, default, penalty or modification; or

(e) result in the imposition or creation of any Encumbrance upon or with respect to any asset owned or used by Parent (except for Permitted Encumbrances).

Except for (i) any Consent set forth in Section 3.5 of the Parent Disclosure Schedule under any Parent Contract, (ii) the Required Parent Shareholder Vote, (iii) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, (iv) the filing of the Certificate of Designation with the Secretary of State of the State of Delaware pursuant to the DGCL and (v) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities Laws, neither Parent nor any of its Subsidiaries is or will be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (A) the execution, delivery or performance of this Agreement, or (B) the consummation of the Contemplated Transactions. The Parent Board and the First Merger Sub Board and the Second Merger Sub Board have taken and will take all actions necessary to ensure that the restrictions applicable to business combinations contained in Section 203 of the DGCL (or analogous provisions) are, and will be, inapplicable to the execution, delivery and performance of this Agreement, the Lock-Up Agreements and to the consummation of the Contemplated Transactions. No other state takeover statute or similar Law applies or purports to apply to the Merger, this Agreement or any of the other Contemplated Transactions.

3.6 Capitalization.

(a) The authorized capital stock of Parent as of the date of this Agreement consists of 190,000,000 shares of Parent Common Stock, par value $0.001 per share, of which (i) 6,063,964 shares have been issued and are outstanding as of the close of business on the Reference Date, (ii) 10,000,000 shares of preferred stock of Parent, par value $0.01 per share (the “Parent Preferred Stock”), consisting of (A) 42,289.3 shares of Parent Preferred Stock designated as Series A Convertible Preferred Stock, none of was issued and outstanding as of the close of business on the Reference Date, (B) 60,000 shares of Parent Preferred Stock designated as Series B Preferred Stock, none of which was issued and outstanding as of the close of business on the Reference Date; and (C) 9,897,710.7 shares of Parent Preferred Stock which are undesignated and none of which were issued and outstanding as of the close of business on the Reference Date and (iii) 2,672,798 shares have been reserved for issuance pursuant to the exercise of outstanding warrants to purchase shares of Parent Common Stock.

(b) All of the outstanding shares of Parent Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. None of the outstanding shares of Parent Common Stock are entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right and none of the outstanding shares of Parent Common Stock is subject to any right of first refusal in favor of Parent. Except as contemplated herein, there is no Parent Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging, or otherwise disposing of (or granting any option or similar right with respect to), any shares of Parent Common Stock. Parent is not under any obligation, nor is it bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Parent Common Stock or other securities.

(c) Except for the Parent Stock Plans, and except as set forth in Section 3.6(c) of the Parent Disclosure Schedule, Parent does not have any stock option plan or any other plan, program, agreement, or arrangement providing for any equity-based compensation for any Person. As of the close of business on the Reference Date, 4,205 shares were reserved for issuance upon exercise of Parent Options or subject to outstanding restricted stock units representing the right to receive shares of Parent Common Stock granted under the Parent Stock Plans that are outstanding as of the date of this Agreement, and 18,598 shares remain available for future issuance pursuant to the Parent Stock Plans. Section 3.6(c) of the Parent Disclosure Schedule sets forth the following information with respect to each Parent Option outstanding as of the Reference Date: (i) the name of the optionee; (ii) the number of shares of Parent Common Stock subject to such Parent Option at the time of grant; (iii) the number of shares of Parent Common Stock subject to such Parent Option as of the Reference Date; (iv) the exercise price of such Parent Option; (v) the date on which such Parent Option was granted; (vi) the applicable vesting schedule, including the number of vested and unvested shares as of the Reference Date and any acceleration provisions; and (vii) whether such Parent Option is intended to constitute an “incentive stock option” (as defined in the Code) or a non-qualified stock option. Parent has made available to the Company an accurate and complete copy of the Parent Stock Plan and a form of stock option agreement that is consistent in all material respects with the stock option agreements evidencing outstanding options granted thereunder. No vesting of Parent Options will be accelerated in connection with the closing of the Contemplated Transactions other than as set forth on such Section 3.6(c) of the Parent Disclosure Schedule.

(d) Except for the Parent Options, and as otherwise set forth in Section 3.6(d) of the Parent Disclosure Schedule, there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of Parent or any of its Subsidiaries; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of Parent or any of its Subsidiaries; or (iii) condition or circumstance that could be reasonably likely to give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of Parent or any of its Subsidiaries. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to Parent or any of its Subsidiaries. In addition, there are no shareholder rights plans (or similar plan commonly referred to as a “poison pill”) or bonds, debentures, notes, or other indebtedness of Parent having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of Parent may vote.

(e) All outstanding shares of Parent Common Stock, Parent Options, and other securities of Parent have been issued and granted in material compliance with (i) the Organizational Documents of Parent in effect as of the relevant time and all applicable securities Laws and other applicable Law, and (ii) all requirements set forth in applicable Contracts.

(f) All distributions, dividends, repurchases and redemptions of Parent Common Stock or other equity interests of Parent were undertaken in material compliance with (i) the Organizational Documents of Parent in effect as of the relevant time and all applicable securities Laws and other applicable Laws, and (ii) all requirements set forth in applicable Contracts.

3.7 SEC Filings; Financial Statements. Except as set forth on Section 3.7 of the Parent Disclosure Schedule:

(a) Parent has delivered or made available to the Company accurate and complete copies of all registration statements, proxy statements, Certifications (as defined below) and other statements, reports, schedules, forms, and other documents filed by Parent with the SEC since January 1, 2020 (the “Parent SEC Documents”), other than such documents that can be obtained on the SEC’s website at www.sec.gov. Since January 1, 2020, all material statements, reports, schedules, forms, and other documents required to have been filed by Parent or its officers with the SEC have been so filed on a timely basis. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the Parent SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be) and, as of the time they were filed, or if amended or superseded by a filing prior to the date of this Agreement, on the date of the last such amendment or superseding filing prior to the date of this Agreement, none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The certifications and statements required by (i) Rule 13a-14 under the Exchange Act and (ii) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) relating to the Parent SEC Documents (collectively, the “Certifications”) are accurate and complete and comply as to form and content with all applicable Laws, and no current or former executive officer of Parent has failed to make the Certifications required of him or her. Parent has made available to the Company true and complete copies of all correspondence, other than transmittal correspondence or general communications by the SEC not specifically addressed to Parent, between the SEC, on the one hand, and Parent, on the other, since January 1, 2020, including all SEC comment letters and responses to such comment letters and responses to such comment letters by or on behalf of Parent except for such comment letters and responses to such comment letters that are publicly accessible through EDGAR. As of the date of this Agreement, there are no outstanding unresolved comments in comment letters received from the SEC or Nasdaq with respect to Parent SEC Documents. To the Knowledge of Parent, none of the Parent SEC Documents is the subject of ongoing SEC review and there are no inquiries or investigations by the SEC or any internal investigations pending or threatened, including with regards to any accounting practices of Parent. As used in this Section 3.7, the term “file” and variations thereof shall be broadly construed to include any manner in which a document or information is filed, furnished, supplied or otherwise made available to the SEC.

(b) The financial statements (including any related notes) contained or incorporated by reference in the Parent SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, except as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments) applied on a consistent basis unless otherwise noted therein throughout the periods indicated; and (iii) fairly present, in all material respects, the financial position of Parent and its consolidated Subsidiaries as of the respective dates thereof and the results of operations and cash flows of Parent for the periods covered thereby. Other than as expressly disclosed in the Parent SEC Documents filed prior to the date hereof, there has been no material change in Parent’s accounting methods or principles that would be required to be disclosed in Parent’s financial statements in accordance with GAAP.

(c) Parent’s independent registered public accounting firm has at all times since the date of enactment of the Sarbanes-Oxley Act been: (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act); (ii) to the Knowledge of Parent, “independent” with respect to Parent within the meaning of Regulation S-X under the Exchange Act; and (iii) to the Knowledge of Parent, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the SEC and the Public Company Accounting Oversight Board thereunder.

(d) Since January 1, 2020, through the date of this Agreement, Parent has not received any comment letter from the SEC or the staff thereof or any correspondence from officials of Nasdaq or the staff thereof relating to the delisting or maintenance of listing of the Parent Common Stock on Nasdaq. As of the date of this Agreement, Parent has timely responded to all comment letters of the staff of the SEC relating to the Parent SEC Documents, and the SEC has not advised Parent that any final responses are inadequate, insufficient, or otherwise non-responsive. Parent has made available to the Company true, correct, and complete copies or all comment letters, written inquiries and enforcement correspondences between the SEC, on the one hand, and Parent, on the other hand, occurring since January 1, 2020 and will, reasonably promptly following the receipt thereof, make available to the Company any such correspondence sent or received after the date of this Agreement. To the Knowledge of Parent, as of the date of this Agreement, none of the Parent SEC Documents is the subject of an ongoing SEC report or outstanding SEC comment.

(e) Since January 1, 2020, there have been no formal investigations regarding financial reporting or accounting policies and practices discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, principal accounting officer or general counsel of Parent, the Parent Board or any committee thereof, other than ordinary course audits or reviews of accounting policies and practices or internal controls required by the Sarbanes-Oxley Act.

(f) Parent is and since its first date of listing on Nasdaq, has been, in compliance in all material respects with the applicable current listing and governance rules and regulations of Nasdaq.

(g) Parent maintains, and at all times since January 1, 2020, has maintained, a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (ii) that receipts and expenditures are made only in accordance with authorizations of management and the Parent Board, (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Parent’s assets that could have a material effect on Parent’s financial statements and (iv) that Parent maintains records in reasonable detail which accurately and fairly reflect the transactions and dispositions of the assets of Parent and any of its Subsidiaries. Parent has evaluated the effectiveness of Parent’s internal control over financial reporting as of December 31, 2021, and, to the extent required by applicable Law, presented in any applicable Parent SEC Document that is a report on Form 10-K or Form 10-Q (or any amendment thereto) its conclusions about the effectiveness of the internal control over financial reporting as of the end of the period covered by such report or amendment based on such evaluation. Parent has disclosed, based on its most recent evaluation of internal control over financial reporting, to Parent’s auditors and audit committee (and has described in Section 3.7(g) of the Parent Disclosure Schedule) (A) all material weaknesses and all significant deficiencies, if any, in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves Parent, any of its Subsidiaries, Parent’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Parent and its Subsidiaries or (C) any claim or allegation regarding any of the foregoing. Parent has not identified, based on its most recent evaluation of internal control over financial reporting, any significant deficiencies or material weaknesses in the design or operation of Parent’s internal control over financial reporting.

(h) Parent maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) that are reasonably designed to ensure that information required to be disclosed by Parent in the periodic reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the required time periods, and that all such information is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure and to make the Certifications.

(i) Parent has not been and is not currently a “shell company” as defined under Section 12b-2 of the Exchange Act.

3.8 Absence of Changes. Except as set forth in Section 3.8 of the Parent Disclosure Schedule, after the date of the Parent Balance Sheet, Parent and its Subsidiaries have conducted its business only in the Ordinary Course of Business (except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto) and there has not been any (a) Parent Material Adverse Effect and (b) neither Parent nor any of its Subsidiaries has done any of the following:

(a) declared, accrued, set aside, or paid any dividend or made any other distribution in respect of any shares of its capital stock or repurchased, redeemed or otherwise reacquired any shares of its capital stock or other securities (except in connection with the payment of the exercise price and/or withholding Taxes incurred upon the exercise, settlement or vesting of any award granted under the Parent Stock Plans);

(b) sold, issued, granted, pledged or otherwise disposed of or encumbered or authorized any of the foregoing with respect to: (A) any capital stock or other security of Parent (except for Parent Common Stock issued upon the valid exercise of outstanding Parent Options); (B) any option, warrant or right to acquire any capital stock or any other security, other than option grants to employees in the Ordinary Course of Business; or (C) any instrument convertible into or exchangeable for any capital stock or other security of Parent;

(c) sold any material assets, individually or in the aggregate, outside of the Ordinary Course of Business;

(d) except as required to give effect to anything in contemplation of the Closing, amended any of its Organizational Documents, or effected or been a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction except, for the avoidance of doubt, the Contemplated Transactions;

(e) formed any Subsidiary or acquired any equity interest or other interest in any other Entity or entered into a joint venture with any other Entity;

(f) (A) lent money to any Person (except for the advance of reasonable business expenses to employees, directors, and consultants in the Ordinary Course of Business), (B) incurred or guaranteed any indebtedness for borrowed money, or (C) guaranteed any debt securities of others;

(g) other than as required by applicable Law or the terms of any Parent Benefit Plan as in effect on the date of this Agreement: (A) adopted, terminated, established or entered into any Parent Benefit Plan; (B) caused any Parent Benefit Plan to be amended in any material respect; (C) paid any bonus or distributed any profit-sharing account balances or similar payment to, or increased the amount of the wages, salary, commissions, benefits or other compensation or remuneration payable to, any of its directors, officers or employees, other than in the Ordinary Course of Business; (D) increased the severance or change-of-control benefits offered to any current, former or new employees, directors or consultants or (E) hired, terminated or gave notice of termination (other than for cause) to any (x) officer or (y) employee whose annual base salary is or is expected to be more than $125,000 per year;

(h) entered into any collective bargaining agreement or similar agreement with any labor union, or similar labor organization;

(i) entered into any material transaction other than (A) in the Ordinary Course of Business or (B) in connection with the Contemplated Transactions;

(j) acquired any material asset or sold, leased, or otherwise irrevocably disposed of any of its assets or properties, or granted any Encumbrance with respect to such assets or properties, except in the Ordinary Course of Business;

(k) sold, assigned, transferred, licensed, sublicensed, or otherwise disposed of any material Parent IP (other than pursuant to non-exclusive licenses in the Ordinary Course of Business);

(l) made, changed or revoked any material Tax election, failed to pay any material Tax as such Tax becomes due and payable, filed any amendment making any material change to any Tax Return, settled or compromised any income or other material Tax liability, entered into any Tax allocation, sharing, indemnification or other similar agreement or arrangement (including any “closing agreement” described in Section 7121 of the Code (or any similar Law) with any Governmental Body, but excluding customary commercial contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes), requested or consented to any extension or waiver of any limitation period with respect to any claim or assessment for any income or other material Taxes (other than pursuant to an extension of time to file any Tax Return granted in the Ordinary Course of Business of not more than six months), or adopted or changed any material accounting method in respect of Taxes;

(m) made any expenditures, incurred any Liabilities, or discharged or satisfied any Liabilities, in each case, in amounts that exceed the aggregate amount of $300,000;

(n) other than as required by Law or GAAP, taken any action to change accounting policies or procedures;

(o) initiated or settled any Legal Proceeding; or

(p) agreed, resolved, or committed to do any of the foregoing.

3.9 Absence of Undisclosed Liabilities. As of the date hereof, neither Parent nor any of its Subsidiaries has any Liability, individually or in the aggregate, of a type required to be recorded or reflected on a balance sheet or disclosed in the footnotes thereto under GAAP except for: (a) Liabilities disclosed, reflected or reserved against in the Parent Balance Sheet; (b) Liabilities that have been incurred by Parent or its Subsidiaries since the date of the Parent Balance Sheet in the Ordinary Course of Business; (c) Liabilities for performance of obligations of Parent or any of its Subsidiaries under Parent Contracts; (d) Liabilities incurred in connection with the Contemplated Transactions; (e) Liabilities which would not, individually or in the aggregate, reasonably be expected to be material to the Parent; and (f) Liabilities described in Section 3.9 of the Parent Disclosure Schedule. Parent has not obtained a loan under Paycheck Protection Program under the CARES Act.

3.10 Title to Assets. Each of Parent and its Subsidiaries owns, and has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all tangible properties or tangible assets and equipment used or held for use in its business or operations or purported to be owned by it, including: (a) all tangible assets reflected on the Parent Balance Sheet; and (b) all other tangible assets reflected in the books and records of Parent or any of its Subsidiaries as being owned by Parent or such Subsidiary. All of such assets are owned or, in the case of leased assets, leased by Parent or its Subsidiaries free and clear of any Encumbrances, other than Permitted Encumbrances.

3.11 Real Property; Leasehold. Neither Parent nor any of its Subsidiaries own or ever have owned any real property. Parent has made available to the Company (a) an accurate and complete list of all real properties with respect to which Parent directly or indirectly holds a valid leasehold interest as well as any other real estate that is in the possession of, or occupied or leased by, Parent or any of its Subsidiaries, and (b) copies of all leases under which any such real property is possessed, occupied or leased (the “Parent Real Estate Leases”), each of which is in full force and effect, with no existing material default thereunder. Parent’s possession, occupancy, lease, use and/or operation of each such leased property conforms to all applicable Laws in all material respects, and Parent has exclusive possession of each such leased property and leasehold interest and has not granted any occupancy rights to tenants or licensees with respect to such leased property or leasehold interest. In addition, each such leased property and leasehold interest is free and clear of all Encumbrances other than Permitted Encumbrances. Parent has not received any written notice from its landlords or any Governmental Body that: (i) relates to violations of building, zoning, safety or fire ordinances or regulations; (ii) claims any defect or deficiency with respect to any of such properties; or (iii) requests the performance of any repairs, alterations or other work to such properties.

3.12 Intellectual Property.

(a) Section 3.12(a) of the Parent Disclosure Schedule identifies each item of material Registered IP owned in whole or in part by the Parent or its Subsidiaries, including, with respect to each registration and application: (i) the name of the applicant/registrant, (ii) the jurisdiction of application/registration, (iii) the application or registration number and (iv) any other co-owners. To the Knowledge of Parent, each of the patents and patent applications included in Section 3.12(a) of the Parent Disclosure Schedule properly identifies by name each and every inventor of the inventions claimed therein as determined in accordance with applicable Laws of the United States. As of the date of this Agreement, no cancellation, interference, opposition, reissue, reexamination or other proceeding of any nature (other than office actions or similar communications issued by any Governmental Body in the ordinary course of prosecution of any pending applications for registration) is pending or, to the Knowledge of Parent, threatened in writing, in which the scope, validity, enforceability or ownership of any Parent IP is being or has been contested or challenged. To the Knowledge of Parent, each item of Parent IP is valid and enforceable, and with respect to the Parent’s Registered IP, subsisting.

(b) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Parent or its Subsidiaries exclusively own, are the sole assignee of, or have exclusively licensed all material Parent IP, free and clear of all Encumbrances other than Permitted Encumbrances. The Parent IP and the Intellectual Property Rights licensed to Parent pursuant to a valid, enforceable written agreement constitute all Intellectual Property Rights used in, material to or, to the Knowledge of Parent, otherwise necessary for the operation of Parent’s and any of its Subsidiaries’ business as currently conducted. Each Parent Associate involved in the creation or development of any material Parent IP, pursuant to such Parent Associate’s activities on behalf of Parent or any of its Subsidiaries, has signed a valid and enforceable written agreement containing an assignment of such Parent Associate’s rights in such Parent IP to Parent or its Subsidiaries. Each Parent Associate who has or has had access to Parent’s or any of its Subsidiaries’ trade secrets or confidential information has signed a valid and enforceable written agreement containing confidentiality provisions protecting the Parent IP, trade secrets and confidential information. Parent has taken commercially reasonable steps to protect and preserve the confidentiality of its trade secrets and confidential information.

(c) Section 3.12(c) of Parent Disclosure Schedule sets forth each license agreement pursuant to which Parent (i) is granted a license under any material Intellectual Property Right owned by any third party that is used by Parent or its Subsidiaries in its business as currently conducted (each a “Parent In-bound License”) or (ii) grants to any third party a license under any material Parent IP or material Intellectual Property Right licensed to the Parent or its Subsidiaries under a Parent In-bound License (each a “Parent

Out-bound License”) (provided, that, Parent In-bound Licenses shall not include, when entered into in the Ordinary Course of Business, material transfer agreements, services agreements, clinical trial agreements, agreements with Parent Associates, non-disclosure agreements, commercially available Software-as-a-Service offerings, or off-the-shelf software licenses; and Parent Out-bound Licenses shall not include, when entered into in the Ordinary Course of Business, material transfer agreements, clinical trial agreements, services agreements, non-disclosure agreements, or non-exclusive outbound licenses). All Parent In-bound Licenses and Parent Out-bound Licenses are in full force and effect and are valid, enforceable, and binding obligations of Parent and, to the Knowledge of Parent, each other party to such Parent In-bound Licenses or Parent Out-bound Licenses. Neither Parent, nor to the Knowledge of Parent, any other party to such Parent In-bound Licenses or Parent Out-bound Licenses, is in material breach under any Parent In-bound Licenses or Parent Out-bound Licenses. Except as set forth in Section 3.12(c) of the Parent Disclosure Schedule, none of the terms or conditions of any Parent In-bound License or any Parent Out-bound License requires Parent or any of its Subsidiaries or any of their Affiliates to maintain, develop or prosecute any Intellectual Property Rights.

(d) To the Knowledge of Parent: (i) the operation of the business of Parent and its Subsidiaries as currently conducted does not infringe, misappropriate, or otherwise violate any Intellectual Property Rights of any other Person and (ii) no other Person is infringing, misappropriating, or otherwise violating any Parent IP or any Intellectual Property Rights exclusively licensed to Parent or its Subsidiaries. No Legal Proceeding is pending (or, to the Knowledge of Parent, is threatened in writing) (A) against Parent or its Subsidiaries alleging that the operation of the business of Parent or its Subsidiaries infringes or constitutes the misappropriation or other violation of any Intellectual Property Rights of another Person or (B) by Parent or its Subsidiaries alleging that another Person has infringed, misappropriated or otherwise violated any of the Parent IP or any Intellectual Property Rights exclusively licensed to Parent or its Subsidiaries. Since January 1, 2020, neither Parent nor its Subsidiaries have received any written notice or other written communication alleging that the operation of the business of Parent or its Subsidiaries infringes or constitutes the misappropriation or other violation of any Intellectual Property Right of another Person.

(e) None of Parent IP or, to the Knowledge of Parent, any material Intellectual Property Rights exclusively licensed to Parent or its Subsidiaries is subject to any pending or outstanding injunction, directive, order, judgment or other disposition of dispute that adversely and materially restricts the use, transfer, registration or licensing by Parent or its Subsidiaries of any such Parent IP or material Intellectual Property Rights exclusively licensed to Parent or its Subsidiaries.

(f) To the Knowledge of Parent, Parent and the operation of Parent’s and its Subsidiaries’ business are in substantial compliance with all Laws pertaining to data privacy and data security of Sensitive Data. Since January 1, 2020, there have been (i) no losses or thefts of data or security breaches relating to Sensitive Data used in the business of Parent or its Subsidiaries, (ii) no violations of any security policy of Parent regarding any such Sensitive Data used in the business of Parent or its Subsidiaries, and (iii) no unauthorized access, unauthorized use or unintended or improper disclosure of any Sensitive Data used in the business of Parent or its Subsidiaries. Parent has taken commercially reasonable steps and implemented reasonable disaster recovery and security plans and procedures to protect the information technology systems used in, material to or necessary for operation of Parent’s and its Subsidiaries’ business as currently conducted from unauthorized use or access. To the Knowledge of Parent, there have been no material malfunctions or unauthorized intrusions or breaches of the information technology systems used in, material to or necessary for the operation of Parent’s or its Subsidiaries’ business as currently conducted.

3.13 Agreements, Contracts and Commitments.

(a) Section 3.13 of the Parent Disclosure Schedule lists the following Parent Contracts in effect as of the date of this Agreement (each, a “Parent Material Contract” and collectively, the “Parent Material Contracts”):

(i) a material Contract as defined in Item 601(b)(10) of Regulation S-K as promulgated under the Securities Act;

(ii) each Parent Contract relating to any agreement of indemnification or guaranty not entered into in the Ordinary Course of Business;

(iii) each Parent Contract containing (A) any covenant limiting the freedom of Parent or its Subsidiaries to engage in any line of business or compete with any Person, (B) any most-favored pricing arrangement or similar term by which any Person is or could become entitled to any benefit, right or privilege that must be at least as favorable to such Person as those offered to any other Person, (C) any exclusivity provision, right of first refusal or right of first negotiation or similar covenant, or (D) any non-solicitation provision;

(iv) each Parent Contract relating to capital expenditures and requiring payments after the date of this Agreement in excess of $50,000 pursuant to its express terms and not cancelable without penalty;

(v) each Parent Contract relating to the disposition or acquisition of material assets or any ownership interest in any Entity;

(vi) each Parent Contract relating to any mortgages, indentures, loans, notes or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit or creating any material Encumbrances with respect to any assets of Parent or its Subsidiaries or any loans or debt obligations with officers or directors of Parent;

(vii) each Parent Contract requiring payment by or to Parent after the date of this Agreement in excess of $50,000 pursuant to its express terms relating to: (A) any distribution agreement (identifying any that contain exclusivity provisions); (B) any agreement involving provision of services or products with respect to any pre-clinical or clinical development activities of Parent; (C) any dealer, distributor, joint marketing, alliance, joint venture, cooperation, development or other agreement currently in force under which Parent has continuing obligations to develop or market any product, technology or service, or any agreement pursuant to which Parent has continuing obligations to develop any Intellectual Property Rights that will not be owned, in whole or in part, by Parent; or (D) any Parent Contract with any third party providing any services relating to the manufacture or production of any product, service or technology of Parent or any Parent Contract to sell, distribute or commercialize any products or service of Parent;

(viii) each Parent Contract with any financial advisor, broker, finder, investment banker or other similar Person providing financial advisory services to Parent in connection with the Contemplated Transactions;

(ix) each Parent Real Estate Lease;

(x) each Parent Contract with any Governmental Body;

(xi) each Parent Out-bound License and Parent In-bound License, and each Parent Contract containing a covenant not to sue or otherwise enforce any Intellectual Property Rights;

(xii) each Parent Contract containing any royalty, dividend or similar arrangement based on the revenues or profits of Parent or its Subsidiaries;

(xiii) each Parent Contract, offer letter, employment agreement, or independent contractor agreement with any employee or service provider whose annual compensation equals or exceeds $125,000 that (A) is not immediately terminable by Parent without notice, severance, or other cost or liability, except as required under applicable Law, or (B) provides for retention payments, change-of-control payments, severance, accelerated vesting, or any similar payment or benefit that may or will become due as a result of the Merger;

(xiv) any other Contract that is not terminable at will (with no penalty or payment or requirement for prior notice) by Parent or its Subsidiaries, as applicable, and (A) which involves payment or receipt by Parent or its Subsidiaries after the date of this Agreement under any such agreement, Contract or commitment of more than $50,000 in the aggregate, or obligations after the date of this Agreement in excess of $50,000 in the aggregate, or (B) that is material to the business or operations of Parent and its Subsidiaries, taken as a whole;

(xv) each Parent Contract providing any option to receive a license or other right, any right of first negotiation, any right of first refusal or any similar right to any Person related to any material Parent IP or material Intellectual Property Right licensed to Parent under a Parent In-bound License; or

(xvi) each Parent Contract entered into in settlement of any Legal Proceeding or other dispute.

(b) Parent has delivered or made available to the Company accurate and complete copies of all Parent Material Contracts, including all amendments thereto. There are no Parent Material Contracts that are not in written form. Neither Parent nor any of its Subsidiaries has, nor, to Parent’s Knowledge, as of the date of this Agreement, has any other party to a Parent Material Contract, breached, violated or defaulted under, or received notice that it breached, violated or defaulted under, any of the terms or conditions of any Parent Material Contract in such manner as would permit any other party to cancel or terminate any such Parent Material Contract, or would permit any other party to seek damages which would reasonably be expected to be material to Parent or its business. As to Parent and its Subsidiaries, as of the date of this Agreement, each Parent Material Contract is valid, binding, enforceable and in full force and effect, subject to the Enforceability Exceptions. No Person is renegotiating, or has a right pursuant to the terms of any Parent Material Contract to change, any material amount paid or payable to Parent under any Parent Material Contract or any other material term or provision of any Parent Material Contract, and no Person has indicated in writing to Parent that it desires to renegotiate, modify, not renew or cancel any Parent Material Contract.

3.14 Compliance; Permits.

(a) Parent and its Subsidiaries are, and since January 1, 2020 have been, in compliance in all material respects with all applicable Laws, including the FDCA, the PHSA and any other similar Law administered or promulgated by the FDA or other Drug Regulatory Agency, except for any noncompliance, either individually or in the aggregate, which would not be material to Parent.

(b) No investigation, claim, suit, proceeding, audit, or other action by any Governmental Body is pending or, to the Knowledge of Parent, threatened against Parent or any Subsidiary. There is no agreement, judgment, injunction, order or decree binding upon Parent or any Subsidiary which (i) has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Parent or any Subsidiary, any acquisition of material property by Parent or any Subsidiary or the conduct of business by Parent or any Subsidiary as currently conducted, (ii) is reasonably likely to have an adverse effect on Parent’s or any Subsidiary’s ability to comply with or perform any covenant or obligation under this Agreement, or (iii) is reasonably likely to have the effect of preventing, delaying, making illegal or otherwise interfering with the Contemplated Transactions.

(c) Parent or its Subsidiaries hold all required Governmental Authorizations which are material to the operation of the business of Parent or such Subsidiary as currently conducted (the “Parent Permits”). Section 3.14(c) of the Parent Disclosure Schedule identifies each Parent Permit. Each such Parent Permit is valid and in full force and effect, and Parent is in material compliance with the terms of the Parent Permits. No Legal Proceeding is pending or, to the Knowledge of Parent, threatened, which seeks to revoke, limit, suspend, or materially modify any Parent Permit.

(d) There are no proceedings pending or, to the Knowledge of Parent, threatened against Parent or its Subsidiaries with respect to an alleged material violation by Parent or any of its Subsidiaries of the FDCA, the PHSA or any other similar Law administered or promulgated by any Drug Regulatory Agency. Neither Parent nor any of its Subsidiaries nor any of their respective officers and employees has been or is subject to any enforcement proceedings by the FDA or other Governmental Body and, to the Knowledge of Parent, no such proceedings have been threatened. There has not been and is not now any Form FDA-483 observation, civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, or proceeding pending or in effect against Parent or any of its Subsidiaries or any of their respective officers and employees, and Parent and its Subsidiaries have no liability for failure to comply with the FDCA, PHSA, or other similar Laws. There is no act, omission, event, or circumstance of which Parent has Knowledge that would reasonably be expected to give rise to or form the basis for any civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, untitled letter, proceeding or request for information or any liability (whether actual or contingent) for failure to comply with the FDCA, PHSA or other similar Laws.

(e) Parent and each of its Subsidiaries holds all required Governmental Authorizations issuable by any Drug Regulatory Agency necessary or material to the conduct of the business of Parent or such Subsidiary as currently conducted (collectively, the “Parent Regulatory Permits”) and no such Parent Regulatory Permit has been (i) revoked, withdrawn, suspended, cancelled, or terminated or (ii) modified in any adverse manner. There is no basis for believing that such Parent Regulatory Permits will not be renewable upon expiration. Parent and each of its Subsidiaries are in compliance in all material respects with the Parent Regulatory Permits and have not received any written notice or other written communication or, to the Knowledge of Parent, any other communication from any Drug Regulatory Agency regarding (A) any material violation of or failure to comply materially with any term or requirement of any Parent Regulatory Permit or (B) any revocation, withdrawal, suspension, cancellation, termination or material modification of any Parent Regulatory Permit. Parent and each of its Subsidiaries have complied in all material respects with the ICH E9 Guidance for Industry: Statistical Principles for Clinical Trials in the management of the clinical data that have been presented to the Company. To the Knowledge of Parent, there are no facts that would be reasonably likely to result in any warning, untitled or notice of violation letter or Form FDA-483 from the FDA.

(f) All clinical, pre-clinical and other studies and tests conducted by or on behalf of, or sponsored by, Parent or its Subsidiaries, or in which Parent or its Subsidiaries or their respective current products or product candidates have participated, were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures and in compliance in all material respects with the applicable regulations of any applicable Drug Regulatory Agency and other applicable Law, including the GCP regulations under 21 C.F.R. Parts 50, 54, 56 and 312 and the GLP regulations under 21 C.F.R. Part 58. No preclinical study or clinical trial conducted by or on behalf of Parent or any of its Subsidiaries has been terminated or suspended prior to completion for safety or noncompliance reasons. Since January 1, 2020, neither Parent nor any of its Subsidiaries has received any notices, correspondence, or other communications from any Drug Regulatory Agency requiring, or to the Knowledge of Parent, threatening to initiate, the termination or suspension of any clinical studies conducted by or on behalf of, or sponsored by, Parent or any of its Subsidiaries or in which Parent or any of its Subsidiaries or their respective current products or product candidates have participated.

(g) Neither Parent nor any of its Subsidiaries is the subject of any pending or, to the Knowledge of Parent, threatened investigation in respect of their respective businesses or products or product candidates pursuant to the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. To the Knowledge of Parent, neither Parent nor any of its Subsidiaries has committed any acts, made any statement, or has not failed to make any statement, in each case in respect of its business or products that would violate the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy, and any amendments thereto.

(h) Neither Parent, nor any of its Subsidiaries, nor any of their respective officers, directors, employees or, to the Knowledge of Parent, agents has been, is, or is in anticipation of being (based on a conviction by the courts or a finding of fault by a regulatory authority): (a) debarred pursuant to the Generic Drug Enforcement Act of 1992 (21 U.S.C. § 335a), as amended from time to time; (b) disqualified from participating in clinical trials pursuant to 21 C.F.R. § 312.70, as amended from time to time; (c) disqualified as a testing facility under 21 C.F.R. Part 58, Subpart K, as amended from time to time; (d) excluded, debarred or suspended from or otherwise ineligible to participate in a “Federal Health Care Program” as that term is defined in 42 U.S.C. § 1320a-7b(f), including under 42 U.S.C. § 1320a-7 or relevant regulations in 42 C.F.R. Part 501; (e) assessed or threatened with assessment of civil money penalties pursuant to 42 C.F.R. Part 1003; or (f) included on the HHS/OIG List of Excluded Individuals/Entities, the General Services Administration’s System for Award Management, or the FDA Debarment List or the FDA Disqualified/Restricted List. Neither Parent, nor any of its Subsidiaries, nor any of their respective officers, directors, employees or, to the Knowledge of Parent, agents has engaged in any activities that are prohibited, or are cause for civil penalties, or grounds for mandatory or permissive exclusion, debarment, or suspension pursuant to any of these authorities. Parent and its Subsidiaries are not using, nor have they ever used, in any capacity any Person that has ever been, or to the Knowledge of Parent, is the subject of a proceeding that could lead to the Persons becoming debarred, excluded, disqualified, restricted, or suspended pursuant to any of these authorities.

(i) Parent and each of its Subsidiaries has complied with all Laws relating to patient, medical or individual health information, including HIPAA, including the standards for the privacy of Individually Identifiable Health Information at 45 C.F.R. Parts 160 and 164, Subparts A and E, the standards for the protection of Electronic Protected Health Information set forth at 45 C.F.R. Part 160 and 45 C.F.R. Part 164, Subpart A and Subpart C, the standards for transactions and code sets used in electronic transactions at 45 C.F.R. Part 160, Subpart A and Part 162, and the standards for Breach Notification for Unsecured Protected Health Information at 45 C.F.R. Part 164, Subpart D, all as amended from time to time. Parent or its Subsidiaries have entered into, where required, and are in compliance in all material respects with the terms of all Business Associate Agreements to which Parent or any of its Subsidiaries is a party or otherwise bound. Parent has created and maintained written policies and procedures to protect the privacy of all Protected Health Information, has provided training to all employees and agents as required under HIPAA, and has implemented security procedures, including physical, technical, and administrative safeguards, to protect all personal information and Protected Health Information stored or transmitted in electronic form. Neither Parent nor any of its Subsidiaries has received written notice from the Office for Civil Rights for the U.S. Department of Health and Human Services or any other Governmental Body of any allegation regarding its failure to comply with HIPAA or any other state law or regulation applicable to the protection of individually identifiable health information or personally identifiable information. No successful Security Incident, Breach of Unsecured Protected Health Information, unpermitted disclosure of Personal Health Information or breach of personally identifiable information under applicable Laws has occurred with respect to information maintained or transmitted to Parent or any of its Subsidiaries, or an agent or third party, including any subject to a Business Associate Agreement with Parent or such Subsidiary. Parent or its Subsidiaries is currently submitting, receiving, and handling or is capable of submitting receiving and handling transactions in accordance with the Transactions and Code Sets Rule. All capitalized terms in this Section 3.14(i) not otherwise defined in this Agreement shall have the meanings set forth under HIPAA.

3.15 Legal Proceedings; Orders.

(a) As of the date of this Agreement, there is no material pending Legal Proceeding and, to the Knowledge of Parent, no Person has threatened in writing to commence any Legal Proceeding: (i) that involves (A) Parent, (B) any of its Subsidiaries, (C) any Parent Associate (in his or her capacity as such) or (D) any of the material assets owned or used by Parent or its Subsidiaries; or (ii) that challenges, or that would have the effect of preventing, delaying, making illegal or otherwise interfering with, the Contemplated Transactions.

(b) Except as set forth in Section 3.15(b) of the Parent Disclosure Schedule, since January 1, 2020 through the date of this Agreement, no Legal Proceeding has been pending against Parent or any of its Subsidiaries that resulted in material liability to Parent or any of its Subsidiaries.

(c) There is no order, writ, injunction, judgment, or decree to which Parent or any of its Subsidiaries, or any of the material assets owned or used by Parent or any of its Subsidiaries, is subject. To the Knowledge of Parent, no officer of Parent or any of its Subsidiaries is subject to any order, writ, injunction, judgment, or decree that prohibits such officer or employee from engaging in or continuing any conduct, activity or practice relating to the business of Parent or any of its Subsidiaries or to any material assets owned or used by Parent or any of its Subsidiaries.

3.16 Tax Matters.

(a) Parent and each of its Subsidiaries have timely filed all material Tax Returns that were required to be filed by or with respect to it under applicable Law. All such Tax Returns are correct and complete in all material respects and have been prepared in compliance with all applicable Law. No written claim has ever been made by any Governmental Body in any jurisdiction where Parent or any of its Subsidiaries does not file a particular Tax Return or pay a particular Tax that Parent or such Subsidiary is subject to taxation by that jurisdiction.

(b) All material amounts of Taxes due and owing by Parent or any of its Subsidiaries on or before the date hereof (whether or not shown on any Tax Return) have been fully and timely paid. The unpaid Taxes of Parent and its Subsidiaries did not, as of the date of the Parent Balance Sheet, materially exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax items) set forth on the face of the Parent Balance Sheet. Since the Parent Balance Sheet Date, neither Parent nor any of its Subsidiaries has incurred any material Liability for Taxes outside the Ordinary Course of Business.

(c) All Taxes that Parent is or was required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors, stockholders, lenders, customers or other third parties and have been timely paid to the proper Governmental Body or other Person or properly set aside in accounts for this purpose.

(d) There are no Encumbrances for material Taxes (other than Taxes not yet due and payable) upon any of the assets of Parent.

(e) No deficiencies for a material amount of Taxes with respect to Parent have been claimed, proposed, or assessed by any Governmental Body in writing. There are no pending or ongoing and, to the Knowledge of Parent, threatened audits, assessments, or other actions for or relating to any liability in respect of a material amount of Taxes of Parent. Neither Parent nor any of its predecessors has waived any statute of limitations or agreed to any extension of time with respect to any income or other material Tax assessment or deficiency.

(f) Neither Parent nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(g) Neither Parent nor any of its Subsidiaries is a party to any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, or similar agreement or arrangement, other than customary commercial contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes.

(h) Neither Parent nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for Tax purposes for a Tax period ending on or prior to the Closing Date; (ii) use of an improper method of accounting for a Tax period ending on or prior to the Closing Date; (iii) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or foreign Law) executed on or prior to the Closing Date; (iv) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or foreign Law); (v) installment sale or open transaction disposition made on or prior to the Closing Date; (vi) prepaid amount, advance payment or deferred revenue received or accrued on or prior to the Closing Date; (vii) application of Section 367(d) of the Code to any transfer of intangible property on or prior to the Closing Date; or (viii) application of Sections 951 or 951A of the Code (or any similar provision of state, local or foreign Law) to any income received or accrued on or prior to the Closing Date. Parent has not made any election under Section 965(h) of the Code.

(i) Neither Parent nor any of its Subsidiaries has ever been (i) a member of a consolidated, combined, or unitary Tax group (other than such a group the common parent of which is Parent) or (ii) a party to any joint venture, partnership, or other arrangement that is treated as a partnership for U.S. federal income Tax purposes. Parent has no Liability for any material Taxes of any Person (other than Parent and any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign Law), as a transferee or successor, by Contract or otherwise.

(j) Neither Parent nor any of its Subsidiaries has distributed stock of another Person, or had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code or Section 361 of the Code (or any similar provisions of state, local or foreign Law).

(k) Parent (i) is not a “controlled foreign corporation” as defined in Section 957 of the Code; (ii) is not a “passive foreign investment company” within the meaning of Section 1297 of the Code; or (iii) has ever had a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise had an office or fixed place of business in a country other than the country in which it is organized.

(l) Neither Parent nor any of its Subsidiaries has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “reportable transaction” within the meaning of Section 6707A(c) of the Code and Treasury Regulations Section 1.6011-4(b).

(m) Neither Parent nor any of its Subsidiaries has taken any action (or agreed to take any action) or knows of any fact that would reasonably be expected to prevent or impede the Merger from qualifying for the Intended Tax Treatment.

(n) Section 3.16(n) of the Parent Disclosure Schedule sets forth the entity classification of Parent and each of its Subsidiaries for U.S. federal income tax purposes. Neither Parent nor any of its Subsidiaries has made an election or taken any other action to change its federal and state income tax classification from such classification.

(o) Notwithstanding anything to the contrary in this Agreement, neither Parent nor Merger Subs make any representation as to the amount, diminution, or limitations on the use after the Closing Date, of any net operating losses, capital losses, deductions, Tax credits, asset tax basis and other similar Tax assets or attributes of Parent or any of its Subsidiaries.

For purposes of this Section 3.16, each reference to Parent or any of its Subsidiaries shall be deemed to include any Person that was liquidated into, merged with, or is otherwise a predecessor to, Parent.

3.17 Employee and Labor Matters; Benefit Plans.

(a) Section 3.17(a) of the Parent Disclosure Schedule is a list of all material Parent Benefit Plans, other than employment offer letters on Parent’s standard form and other than individual Parent Options or other compensatory equity award agreements made pursuant to the Parent’s standard forms, in which case only representative standard forms of such agreements shall be scheduled. “Parent Benefit Plan” means each (i) “employee benefit plan” as defined in Section 3(3) of ERISA and (ii) other pension, retirement, deferred compensation, excess benefit, profit sharing, bonus, incentive, equity or equity-based, phantom equity, employment, consulting, severance, change-of-control, retention, health, life, disability, group insurance, paid time off, holiday, welfare and fringe benefit plan, program, agreement, contract, or arrangement (whether written or unwritten, qualified or nonqualified, funded or unfunded and including any that have been frozen), in each case, sponsored, maintained, administered, contributed to, or required to be contributed to, by Parent or any of its Subsidiaries or Parent ERISA Affiliates for the benefit of any current or former employee, director, officer or independent contractor of Parent or any of its Subsidiaries or under which Parent or any of its Subsidiaries has any actual or contingent liability (including, without limitation, as to the result of it being treated as a single employer under Code Section 414 with any other person).

(b) As applicable with respect to each material Parent Benefit Plan, Parent has made available to the Company true and complete copies of (i) each material Parent Benefit Plan, including all amendments thereto, and in the case of an unwritten material Parent Benefit Plan, a written description thereof, (ii) all current trust documents, investment management contracts, custodial agreements, administrative services agreements and insurance and annuity contracts relating thereto, (iii) the current summary plan description and each summary of material modifications thereto, (iv) the most recently filed annual reports with any Governmental Body (e.g., Form 5500 and all schedules thereto), (v) the most recent IRS determination, opinion or advisory letter, (vi) the most recent summary annual reports, nondiscrimination testing reports, actuarial reports, financial statements and trustee reports, and (vii) all notices and filings from the IRS or Department of Labor or other Governmental Body concerning audits or investigations, or “prohibited transactions” within the meaning of Section 406 of ERISA or Section 4975 of the Code.

(c) Each Parent Benefit Plan has been maintained, operated, and administered in compliance in all material respects with its terms and the applicable provisions of ERISA, the Code, and all other Laws.

(d) The Parent Benefit Plans which are “employee pension benefit plans” within the meaning of Section 3(2) of ERISA and which are intended to meet the qualification requirements of Section 401(a) of the Code have received determination or opinion letters from the IRS on which they may currently rely to the effect that such plans are qualified under Section 401(a) of the Code and the related trusts are exempt from federal income Taxes under Section 501(a) of the Code, respectively, and nothing has occurred that would reasonably be expected to materially adversely affect the qualification of such Parent Benefit Plan or the tax exempt status of the related trust.

(e) Neither Parent, any of its Subsidiaries nor any Parent ERISA Affiliate maintains, contributes to, is required to contribute to, or has any actual or contingent liability with respect to, (i) any “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) that is subject to Title IV or Section 302 of ERISA or Section 412 of the Code, (ii) any “multiemployer plan” (within the meaning of Section 3(37) of ERISA), (iii) any “multiple employer plan” (within the meaning of Section 413 of the Code) or (iv) any “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA).

(f) There are no pending audits or investigations by any Governmental Body involving any Parent Benefit Plan, and no pending or, to the Knowledge of Parent, threatened claims (except for routine individual claims for benefits payable in the normal operation of the Parent Benefit Plans), suits or proceedings involving any Parent Benefit Plan, or, to the Knowledge of Parent, any fiduciary thereof or service provider thereto, in any case except as would not be reasonably expected to result in material liability to Parent or any of its Subsidiaries. All contributions and premium payments required to have been made under any of the Parent Benefit Plans or by applicable Law (without regard to any waivers granted under Section 412 of the Code), have been timely made and neither Parent nor any Parent ERISA Affiliate has any material liability for any unpaid contributions with respect to any Parent Benefit Plan.

(g) Neither Parent, any of its Subsidiaries or any Parent ERISA Affiliates, nor to the Knowledge of Parent, any fiduciary, trustee or administrator of any Parent Benefit Plan, has engaged in, or in connection with the Contemplated Transactions will engage in, any transaction with respect to any Parent Benefit Plan which would subject any such Parent Benefit Plan, Parent, any of its Subsidiaries or Parent ERISA Affiliates to a material Tax, material penalty or material liability for a “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code.

(h) No Parent Benefit Plan provides death, medical, dental, vision, life insurance or other welfare benefits beyond termination of service or retirement other than coverage mandated by Law and to the Knowledge of Parent, neither Parent nor any of its Subsidiaries or any Parent ERISA Affiliates has made a written representation promising the same.

(i) Except as set forth in Section 3.17(i) of the Parent Disclosure Schedule, neither the execution of this Agreement, nor the performance of the Contemplated Transactions (either alone or when combined with the occurrence of any other event, including without limitation, a termination of employment) will: (i) result in any payment becoming due to any current or former employee, director, officer, or independent contractor of Parent or any Subsidiary thereof pursuant to any Parent Benefit Plan, increase any amount of compensation or benefits otherwise payable under any Parent Benefit Plan, (iii) result in the acceleration of the time of payment, funding or vesting of any benefits under any Parent Benefit Plan, (iv) require any contribution or payment to fund any obligation under any Parent Benefit Plan or (v) limit the right to merge, amend or terminate any Parent Benefit Plan.

(j) Except as set forth in Section 3.17(j) of the Parent Disclosure Schedule, neither the execution of, nor the consummation of the Contemplated Transactions (either alone or when combined with the occurrence of any other event, including without limitation, a termination of employment) will result in the receipt or retention by any person who is a “disqualified individual” (within the meaning of Code Section 280G) with respect to Parent and its Subsidiaries of any payment or benefit that is or could be characterized as a “parachute payment” (within the meaning of Code Section 280G), determined without regard to the application of Code Section 280G(b)(5).

(k) No current or former employee, officer, director, or independent contractor of Parent or any of its Subsidiaries has any “gross up” agreements with the Parent or any of its Subsidiaries or other assurance of reimbursement by the Parent or any of its Subsidiaries for any Taxes imposed under Code Section 409A or Code Section 4999.

(l) Each Parent Benefit Plan maintained outside of the United States (each, a “Parent Foreign Plan”) has obtained from the Governmental Body having jurisdiction with respect to such plan any required determinations that such plan is in compliance with the Laws of any such Governmental Body.

(m) The assets of each of the Parent Foreign Plans that is similar to an employee pension benefit plan (as defined in Section 3(2) of ERISA (whether or not subject to ERISA)) or that otherwise provides retirement, medical or life insurance benefits following retirement or other termination of service or employment are at least equal to the liabilities of such plans.

(n) Parent has provided to the Company a true and correct list, as of the date of this Agreement, containing the names of all current full-time, part-time or temporary employees (and indication as such), and, as applicable: (i) the annual dollar amount of all cash compensation in the form of wages, salary, fees, commissions, or director’s fees payable to each person; (ii) dates of employment or service; (iii) title and, with respect to independent contractors, a current written description of such person’s contracting services; and (iv) with respect to employees, a designation of whether they are classified as exempt or non-exempt for purposes of FLSA and any similar state, federal or foreign law.

(o) Neither Parent nor any of its Subsidiaries is or has ever been a party to, bound by, or has a duty to bargain under, any collective bargaining agreement or other Contract with a labor union or similar labor organization representing any of its employees, and there is no labor union or similar labor organization representing or, to the Knowledge of Parent, purporting to represent or seeking to represent any employees of Parent or its Subsidiaries, including through the filing of a petition for representation election. There is not and has not been in the past five years, nor is there or has there been in the past five years any threat of, any strike, slowdown, work stoppage, lockout, union election petition, demand for recognition, or any similar activity or dispute, or, to the Knowledge of Parent, any union organizing activity, against Parent or any of its Subsidiaries.

(p) Parent and each of its Subsidiaries is, and since January 1, 2020 has been, in material compliance with all applicable Laws respecting labor, employment, employment practices, and terms and conditions of employment, including worker classification, discrimination, harassment and retaliation, equal employment opportunities, fair employment practices, meal and rest periods, immigration, employee safety and health, payment of wages (including overtime wages), unemployment and workers’ compensation, leaves of absence, and hours of work. Except as would not be reasonably likely to result in a material liability to Parent or any of its Subsidiaries, with respect to employees of Parent and its Subsidiaries, each of Parent and its Subsidiaries, since January 1, 2020, has withheld and reported all amounts required by Law to be withheld and reported with respect to wages, salaries and other payments, benefits, or compensation to employees. There are no actions, suits, claims, charges, lawsuits, investigations, audits, or administrative matters pending or, to the Knowledge of Parent, threatened or reasonably anticipated against Parent or any of its Subsidiaries relating to any employee, applicant for employment, or consultant.

(q) Within the preceding five years, Parent has not implemented any “plant closing” or “mass layoff” of employees that would reasonably be expected to require notification under the WARN Act or any similar state or local Law, no such “plant closing” or “mass layoff” will be implemented before the Closing Date without advance notification to and approval of the Company, and there has been no “employment loss” as defined by the WARN Act within the 90 days prior to the date of this Agreement.

(r) Parent is and has at all relevant times been in material compliance with (i) COVID-19-related Laws, standards, regulations, orders and guidance (including without limitation relating to business reopening), including those issued and enforced by the Occupational Safety and Health Administration, the Centers for Disease Control, the Equal Employment Opportunity Commission, and any other Governmental Body; and (ii) the Families First Coronavirus Response Act (including with respect to eligibility for tax credits under such act) and any other applicable COVID-19-related leave Law, whether state, local or otherwise.

3.18 Environmental Matters. Parent and each of its Subsidiaries are in compliance and since January 1, 2020 have complied with all applicable Environmental Laws, which compliance includes the possession by Parent of all permits and other Governmental Authorizations required under applicable Environmental Laws and compliance with the terms and conditions thereof, except for any failure to be in such compliance that, either individually or in the aggregate, would not reasonably be expected to be material to Parent or its business. Neither Parent nor any of its Subsidiaries has received since January 1, 2020 (or prior to that time, which is pending and unresolved), any written notice or other communication (in writing or otherwise), whether from a Governmental Body or other Person, that alleges that Parent or any of its Subsidiaries is not in compliance with or has liability pursuant to any Environmental Law and, to the Knowledge of Parent, there are no circumstances that would reasonably be expected to prevent or interfere with Parent’s or any of its Subsidiaries’ compliance in any material respects with any Environmental Law, except where such failure to comply would not reasonably be expected to be material to Parent or its business. No current or (during the time a prior property was leased or controlled by Parent or any of its Subsidiaries) prior property leased or controlled by Parent or any of its Subsidiaries has had a release of or exposure to Hazardous Materials in material violation of or as would reasonably be expected to result in any material liability of Parent or any of its Subsidiaries pursuant to Environmental Law. No consent, approval or Governmental Authorization of or registration or filing with any Governmental Body is required by Environmental Laws in connection with the execution and delivery of this Agreement or the consummation of the Contemplated Transactions by Parent or Merger Subs. Prior to the date hereof, Parent has provided or otherwise made available to the Company true and correct copies of all material environmental reports, assessments, studies and audits in the possession or control of Parent or any of its Subsidiaries with respect to any property leased or controlled by Parent or any of its Subsidiaries or any business operated by it.

3.19 Transactions with Affiliates. Except as set forth in the Parent SEC Documents filed prior to the date of this Agreement, since the date of Parent’s last proxy statement filed in April 2023 with the SEC, no event has occurred that would be required to be reported by Parent pursuant to Item 404 of Regulation S-K. Section 3.19 of the Parent Disclosure Schedule identifies each Person who is (or who may be deemed to be) an Affiliate of Parent as of the date of this Agreement.

3.20 Insurance. Parent has delivered or made available to the Company accurate and complete copies of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets, liabilities, and operations of Parent and each of its Subsidiaries. Each of such insurance policies is in full force and effect and Parent and each of its Subsidiaries is in compliance in all material respects with the terms thereof. Other than customary end of policy notifications from insurance carriers, since January 1, 2020, neither Parent nor any of its Subsidiaries has received any notice or other communication regarding any actual or possible: (a) cancellation or invalidation of any insurance policy; or (b) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy. Parent and each of its Subsidiaries has provided timely written notice to the appropriate insurance carrier(s) of each Legal Proceeding that is currently pending against Parent or any of its Subsidiaries for which Parent or such Subsidiary has insurance coverage, and no such carrier has issued a denial of coverage or a reservation of rights with respect to any such Legal Proceeding, or informed Parent or any of its Subsidiaries of its intent to do so.

3.21 No Financial Advisors. Except as set forth on Section 3.21 of the Parent Disclosure Schedule, no broker, finder, or investment banker is entitled to any brokerage fee, finder’s fee, opinion fee, success fee, transaction fee or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of Parent or any of its Subsidiaries.

3.22 Anti-Bribery. None of Parent or any of its Subsidiaries nor any of their respective directors, officers, employees or, to Parent’s Knowledge, agents or any other Person acting on its behalf has directly or indirectly made any bribes, rebates, payoffs, influence payments, kickbacks, illegal payments, illegal political contributions, or other payments, in the form of cash, gifts, or otherwise, or taken any other action, in violation of Anti-Bribery Laws. Neither Parent nor any of its Subsidiaries is or has been the subject of any investigation or inquiry by any Governmental Body with respect to potential violations of Anti-Bribery Laws.

3.23 Valid Issuance. The Parent Common Stock and Parent Convertible Preferred Stock to be issued in the Merger will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable. To the Knowledge of Parent as of the date of this Agreement, no “bad actor” disqualifying event described in Rule 506(d)(1)(i)–(viii) of the Securities Act (a “Disqualifying Event”) is applicable to Parent or, to Parent’s Knowledge, any Parent Covered Person, except for a Disqualifying Event as to which Rule 506(d)(2)(ii)–(iv) or (d)(3) of the Securities Act is applicable.

3.24 Opinion of Financial Advisor. Noble Capital Markets, Inc., Parent’s financial advisor, rendered to the Parent Board an oral opinion (to be confirmed by delivery of a written opinion) to the effect that, as of the date of its opinion and subject to the assumptions, qualifications, limitations and other matters set forth therein, the Exchange Ratio, is fair, from a financial point of view, to Parent. It is agreed and understood that such opinion is for the benefit of the Parent Board and may not be relied upon by the Company or any other party.

3.25 Disclaimer of Other Representations or Warranties. (a) Except as previously set forth in this Section 3 or in any certificate delivered by Parent or Merger Subs to the Company pursuant to this Agreement, neither Parent nor any Merger Sub makes any representation or warranty, express or implied, at law or in equity, with respect to it or any of its assets, liabilities or operations, and any such other representations or warranties are hereby expressly disclaimed.

(b) Each of Parent, First Merger Sub and Second Merger Sub acknowledges and agrees that, except for the representations and warranties of the Company set forth in Section 2 or in any certificate delivered by the Company to Parent or Merger Subs pursuant to this Agreement, none of the Company or any of their respective Representatives is relying on any other representation or warranty of the Company or any other Person made outside of Section 2 or such certificates, including regarding the accuracy or completeness of any such other representations or warranties or the omission of any material information, whether express or implied, in each case, with respect to the Contemplated Transactions.

Section 4. ADDITIONAL AGREEMENTS OF THE PARTIES.

4.1 Stockholder Notice. Promptly following receipt of the Required Company Stockholder Vote, the Company shall prepare and mail a notice (the “Stockholder Notice”) to every stockholder of the Company that did not execute the Stockholder Written Consent. The Stockholder Notice shall (i) be a statement to the effect that the Company Board determined that the Merger is advisable in accordance with Section 251(b) of the DGCL and in the best interests of the stockholders of the Company and approved and adopted this Agreement, the Merger and the other Contemplated Transactions, (ii) provide the stockholders of the Company to whom it is sent with notice of the actions taken in the Stockholder Written Consent, including the adoption and approval of this Agreement, the Merger and the other Contemplated Transactions in accordance with Section 228(e) of the DGCL and the certificate of incorporation and bylaws of the Company and (iii) include a description of the appraisal rights of the Company’s stockholders available under the DGCL, along with such other information as is required thereunder and pursuant to applicable Law.

4.2 Parent Shareholders’ Meeting.

(a) As promptly as practicable following the execution of this Agreement, Parent shall take all action necessary under applicable Law to call, give notice of and hold a meeting of the holders of Parent Common Stock for the purpose of seeking:

(i) approval of the Preferred Stock Conversion Proposal; and

(ii) approval of an amendment to Parent’s certificate of incorporation to effect the Nasdaq Reverse Split (the matters contemplated by the clauses 4.2(a)(i)–(ii) are referred to as the “Parent Shareholder Matters,” and such meeting, the “Parent Shareholders’ Meeting”).

(b) Parent agrees to use reasonable best efforts to call and hold the Parent Shareholders’ Meeting as soon as practicable after the date hereof, and in any event on or before the date that is 90 days after the date hereof. If the approval of the Parent Shareholder Matters is not obtained at the Parent Shareholders’ Meeting or if on a date preceding the Parent Shareholders’ Meeting, Parent reasonable believes that (i) it will not receive proxies sufficient to obtain the Required Parent Shareholder Vote, whether or not quorum would be present or (ii) it will not have sufficient shares of Parent Common Stock represented (whether in person or by proxy) to constitute a quorum necessary to conduct the business of the Parent Shareholders’ Meeting, then, in each case, Parent will use its reasonable best efforts to adjourn the Parent Shareholders’ Meeting one or more times to a date or dates no more than 30 days after the scheduled date for such meeting, and to obtain such approvals at such time. If the Parent Shareholders’ Meeting is not so adjourned, and/or if the approval of the Parent Shareholder Matters is not then obtained, Parent will use its reasonable best efforts to obtain such approvals as soon as practicable thereafter, and in any event to obtain such approvals at the next occurring annual meeting of the shareholders of Parent or, if such annual meeting is not scheduled to be held within six months after the Parent Shareholders’ Meeting, a special meeting of the shareholders of Parent to be held within six months after the Parent Shareholders’ Meeting. Parent will hold an annual meeting or special meeting of its shareholders, at which a vote of the shareholders of Parent to approve the Parent Shareholder Matters will be solicited and taken, at least once every six months until Parent obtains approval of the Parent Shareholder Matters.

(c) Parent agrees that: (i) the Parent Board shall recommend that the holders of Parent Common Stock vote to approve the Parent Shareholder Matters and shall use its reasonable best efforts to solicit and obtain such approval within the time frames set forth in Section 4.2(b), and (ii) the Proxy Statement shall include a statement to the effect that the Parent Board recommends that the Parent’s shareholders vote to approve the Parent Shareholder Matters. The Company and Parent acknowledge that, under the Nasdaq Stock Market Rules, the Parent Stock Payment Shares will not be entitled to vote on the Preferred Stock Conversion Proposal.

4.3 Reservation of Parent Common Stock; Issuance of Shares of Parent Common Stock. For as long as any Parent Convertible Preferred Stock Payment Shares remain outstanding, Parent shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Parent Common Stock or shares of Parent Common Stock held in treasury by Parent, for the purpose of effecting the conversion of the Parent Convertible Preferred Stock Payment Shares, the full number of shares of Parent Common Stock then issuable upon the conversion of all Parent Convertible Preferred Stock Payment Shares then outstanding. All shares of Parent Common Stock delivered upon conversion of the Parent Convertible Preferred Stock Payment Shares shall be newly issued shares or shares held in treasury by Parent, shall have been duly authorized and validly issued and shall be fully paid and nonassessable, and shall be free from preemptive rights and free of any Encumbrance.

4.4 Employee Benefits.

(a) For purposes of vesting, eligibility to participate, and level of benefits (other than for purposes of determining awards under an equity incentive plan or accrued benefits under any defined benefit pension plan) under the benefit plans, programs, contracts or arrangements of Parent or any of its Subsidiaries (including, following the Closing, the Surviving Entity and its Subsidiaries) (the “Post-Closing Plans”), Parent shall use reasonable best efforts to cause each employee who remains employed by Parent or the Surviving Entity, or any of their respective Subsidiaries following the Closing (which, for the avoidance of doubt, will be all employees of Parent), (together, the “Continuing Employees”) to be credited with such Continuing Employee’s years of service with Parent, the Company or any of their respective Subsidiaries and their respective predecessors; provided that the foregoing shall not apply to the extent that its application would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, for purposes of each Post-Closing Plan providing medical, dental, pharmaceutical and/or vision benefits to a Continuing Employee, Parent shall use reasonable best efforts to cause all pre-existing condition exclusions and actively-at-work requirements of such Post-Closing Plan to be waived for such Continuing Employee and their covered dependents to the extent and unless such conditions would have been waived or satisfied under the employee benefit plan whose coverage is being replaced under the Post-Closing Plan, and Parent shall use its best efforts to cause any eligible expenses incurred by a Continuing Employee and their covered dependents during the portion of such plan year in which coverage is replaced with coverage under a Post-Closing Plan to be taken into account under such Post-Closing Plan with respect to the plan year in which participation in such Post-Closing Plan begins for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employee and their covered dependents for such plan year as if such amounts had been paid in accordance with such Post-Closing Plan.

(b) The provisions of this Section 4.4 are for the sole benefit of Parent and the Company and no provision of this Agreement shall (i) create any third-party beneficiary or other rights in any Person, including rights in respect of any benefits that may be provided, directly or indirectly, under any Company Benefit Plan, Parent Benefit Plan or Post-Closing Plan or rights to continued employment or service with the Company or the Parent (or any Subsidiary thereof), (ii) be construed as an amendment, waiver or creation of or limitation on the ability to terminate any Company Benefit Plan, Parent Benefit Plan or Post- Closing Plan, or (iii) limit the ability of the Parent to terminate the employment of any Continuing Employee.

4.5 Indemnification of Officers and Directors.

(a) From the First Effective Time through the sixth anniversary of the date on which the First Effective Time occurs, each of Parent and the Surviving Entity shall indemnify and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the First Effective Time, a director or officer of Parent or the Company or any of their respective Subsidiaries, respectively (the “D&O Indemnified Parties”), against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements (collectively, “Costs”), incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that the D&O Indemnified Party is or was a director or officer of Parent or of the Company, or any Subsidiary thereof, asserted or claimed prior to the First Effective Time, in each case, to the fullest extent permitted under applicable Law. Each D&O Indemnified Party will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit, proceeding or investigation from each of Parent and the Surviving Entity, jointly and severally, upon receipt by Parent or the Surviving Entity from the D&O Indemnified Party of a request therefor; provided that any such person to whom expenses are advanced provides an undertaking to Parent, to the extent then required by the DGCL or DLLCA, as applicable, to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

(b) The provisions of the certificate of incorporation and bylaws of Parent with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of Parent that are presently set forth in the certificate of incorporation and bylaws of Parent shall not be amended, modified or repealed for a period of six years from the First Effective Time in a manner that would adversely affect the rights thereunder of individuals who, at or prior to the First Effective Time, were officers or directors of Parent, unless such modification is required by applicable Law. The certificate of formation and limited liability company agreement of the Surviving Entity shall contain, and Parent shall cause the certificate of formation and limited liability company agreement of the Surviving Entity to so contain, provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers as those presently set forth in the certificate of incorporation and bylaws of Parent.

(c) From and after the First Effective Time, (i) the Surviving Entity shall fulfill and honor in all respects the obligations of the Company to its D&O Indemnified Parties as of immediately prior to the Closing pursuant to any indemnification provisions under the Company’s Organizational Documents and pursuant to any indemnification agreements between the Company and such D&O Indemnified Parties, with respect to claims arising out of matters occurring at or prior to the First Effective Time and (ii) Parent shall fulfill and honor in all respects the obligations of Parent to its D&O Indemnified Parties as of immediately prior to the Closing pursuant to any indemnification provisions under Parent’s Organizational Documents and pursuant to any indemnification agreements between Parent and such D&O Indemnified Parties, with respect to claims arising out of matters occurring at or prior to the First Effective Time.

(d) From and after the First Effective Time, Parent shall continue to maintain directors’ and officers’ liability insurance policies, with an effective date as of the Closing Date, on commercially available terms and conditions and with coverage limits customary for U.S. public companies similarly situated to Parent. From and after the First Effective Time, Parent shall pay all expenses, including reasonable attorneys’ fees, that are incurred by the persons referred to in this Section 4.5 in connection with their successful enforcement of the rights provided to such persons in this Section 4.5.

(e) The provisions of this Section 4.5 are intended to be in addition to the rights otherwise available to the current and former officers and directors of Parent and the Company by Law, charter, statute, bylaw, or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the D&O Indemnified Parties, their heirs, and their representatives.

(f) In the event Parent or the Surviving Entity or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Entity, as the case may be, shall succeed to the obligations set forth in this Section 4.5. Parent shall cause the Surviving Entity to perform all of the obligations of the Surviving Entity under this Section 4.5.

4.6 Additional Agreements. The Parties shall use reasonable best efforts to cause to be taken all actions necessary to consummate the Contemplated Transactions. Without limiting the generality of the foregoing, each Party to this Agreement: (a) shall make all filings and other submissions (if any) and give all notices (if any) required to be made and given by such Party in connection with the Contemplated Transactions; (b) shall use reasonable best efforts to obtain each Consent (if any) reasonably required to be obtained (pursuant to any applicable Law or Contract, or otherwise) by such Party in connection with the Contemplated Transactions or for such Contract to remain in full force and effect; (c) shall use reasonable best efforts to lift any injunction prohibiting, or any other legal bar to, the Contemplated Transactions; and (d) shall use reasonable best efforts to satisfy the conditions precedent to the consummation of this Agreement.

4.7 Proxy Statement.

(a) As promptly as practicable after the Closing Date, Parent shall prepare and file with the SEC a proxy statement relating to the Parent Shareholders’ Meeting to be held in connection with the Parent Shareholder Matters (together with any amendments thereof or supplements thereto, the “Proxy Statement”). Parent shall use its commercially reasonable efforts to (i) cause the Proxy Statement to comply with applicable rules and regulations promulgated by the SEC and (ii) respond promptly to any comments or requests of the SEC or its staff related to the Proxy Statement.

(b) Parent covenants and agrees that the Proxy Statement (and the letters to shareholders, notice of meeting and form of proxy included therewith) will (i) comply as to form in all material respects with the requirements of applicable U.S. federal securities Laws and the PBCL, and (ii) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(c) Parent shall use commercially reasonable efforts to cause the Proxy Statement to be mailed to Parent’s shareholders as promptly as practicable after the Proxy Statement has been filed with the SEC and either (i) the SEC has indicated that it does not intend to review the Proxy Statement or that its review of the Proxy Statement has been completed or (ii) at least ten (10) days shall have passed since the Proxy Statement was filed with the SEC without receiving any correspondence from the SEC commenting upon, or indicating that it intends to review, the Proxy Statement, all in compliance with applicable U.S. federal securities laws and the PBCL. If Parent, First Merger Sub, Second Merger Sub or the Surviving Entity become aware of any event or information that, pursuant to the Securities Act or the Exchange Act, should be disclosed in an amendment or supplement to the Proxy Statement, as the case may be, then such Party, as the case may be, shall promptly inform the other Parties thereof and shall cooperate with such other Parties in Parent filing such amendment or supplement with the SEC and, if appropriate, in mailing such amendment or supplement to the Parent shareholders.

4.8 Listing. Parent shall use its reasonable best efforts to prepare and submit to Nasdaq a notification form for the listing of the Parent Common Stock Payment Shares and the Parent Common Stock to be issued upon conversion of the Parent Convertible Preferred Stock Payment Shares to be issued in connection with the Contemplated Transactions, to cause such shares to be approved for listing (subject to official notice of issuance) and to effect the Nasdaq Reverse Split (the “Nasdaq Listing Application”) and to cause such Nasdaq Listing Application to be conditionally approved prior to the First Effective Time. The Parties will use reasonable best efforts to coordinate with respect to compliance with Nasdaq rules and regulations. Each Party will promptly inform the other Party of all verbal or written communications between Nasdaq and such Party or its representatives. Parent and the Company agree to evenly split all Nasdaq fees associated with the Nasdaq Listing Application. The Company will cooperate with Parent as reasonably requested by Parent with respect to the Nasdaq Listing Application and promptly furnish to Parent all information concerning the Company and its stockholders that may be required or reasonably requested in connection with any action contemplated by this Section 4.8.

4.9 Tax Matters.

(a) For United States federal income Tax purposes, (i) the Parties intend that the First Merger and the Second Merger, taken together, constitute an integrated transaction described in Rev. Rul. 2001-46, 2001-2 C.B. 321 that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code (the “Intended Tax Treatment”), and (ii) this Agreement is intended to be, and is hereby adopted as, a “plan of reorganization” for purposes of Sections 354 and 361 of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a), to which the Parent (with respect to the reorganization described in clause (i)(A) above), and Parent, Merger Subs and the Company (with respect to the reorganization described in clause (i)(B) above) are parties under Section 368(b) of the Code. The Parties shall treat and shall not take any tax reporting position (including during the course of any audit, litigation or other proceeding with respect to Taxes) inconsistent with the Intended Tax Treatment, unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code.

(b) The Parties shall (and shall cause their Affiliates to) use their respective reasonable best efforts to cause the Contemplated Transactions to qualify, and will not take any action or cause any action to be taken, or fail to take or cause to be taken any action, which action or failure to act would reasonably be expected to prevent the Contemplated Transactions from qualifying, for the Intended Tax Treatment.

4.10 Legends.

Parent shall be entitled to place appropriate legends, including the legend noted in Section 4.18, on the book entries and/or certificates evidencing any shares of Parent Common Stock or Parent Convertible Preferred Stock to be received in the Merger by equity holders of the Company who may be considered “affiliates” of Parent for purposes of Rule 144 under the Securities Act reflecting the restrictions set forth in Rule 144 and to issue appropriate stop transfer instructions to the transfer agent for Parent Common Stock and Parent Convertible Preferred Stock.

4.11 Company Board Designees.

(a) The Parties shall use reasonable best efforts and take all necessary action so that immediately after the Second Effective Time, one (1) individual designated by the Company (the “Initial Company Board Designee”) shall be appointed to the Parent Board, including by increasing the size of the Parent Board and appointing the Company Board Designee to fill the resulting vacancy.

(b) The Parties shall use reasonable best efforts and take all necessary action so that immediately after the date on which the Preferred Stock Conversion Proposal is obtained, three (3) individuals nominated by unanimous agreement of each of the individuals set forth on Exhibit D and approved by the Nominating and Corporate Governance Committee of the Parent Board (each, an “Additional Company Board Designee”) shall be appointed to the Parent Board, including by increasing the size of the Parent Board and appointing the Additional Company Board Designees to fill the resulting vacancies; provided, that a sufficient number of the Additional Company Board Designees shall qualify as “independent directors” to the extent necessary to ensure that the composition of the Parent Board complies with applicable SEC and Nasdaq rules.

4.12 Section 16 Matters. Prior to the First Effective Time, Parent and the Company shall take all such steps as may be required (to the extent permitted under applicable Laws) to cause any acquisitions of Parent Common Stock, restricted stock awards to acquire Parent Common Stock and any Converted Options in connection with the Contemplated Transactions, by each individual who is reasonably expected to become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Parent, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

4.13 Cooperation. Each Party shall cooperate reasonably with the other Party and shall provide the other Party with such assistance as may be reasonably requested for the purpose of facilitating the performance by each Party of its respective obligations under this Agreement and to enable the combined entity to continue to meet its obligations following the First Effective Time.

4.14 Closing Certificates.

(a) The Company will prepare and deliver to Parent prior to the Closing a certificate signed by the Chief Executive Officer of the Company in a form reasonably acceptable to Parent setting forth, as of immediately prior to the First Effective Time (i) each holder of Company Common Stock and Assumed Options, (ii) such holder’s name and address; (iii) the number and type of Company Common Stock held and/or underlying the Assumed Options as of the immediately prior to the First Effective Time for each such holder, including identification of any such shares of Company Common Stock as Unvested Company Shares; and (iv) the number of shares of Parent Common Stock and/or Parent Convertible Preferred Stock to be issued to such holder, or to underlie any Converted Option or Converted Warrant to be issued to such holder, pursuant to this Agreement in respect of the Company Common Stock or Assumed Options held by such holder as of immediately prior to the First Effective Time (the “Allocation Certificate”).

(b) Parent will prepare and deliver to the Company prior to the Closing a certificate signed by the Chief Financial Officer of Parent in a form reasonably acceptable to the Company, setting forth, as of immediately prior to the Reference Date (i) each record holder of Parent Common Stock or Parent Options, and (ii) the number of shares of Parent Common Stock held and/or underlying the Parent Options for such record holder or holder of Parent Options, as the case may be (the “Parent Outstanding Shares Certificate”).

4.15 Takeover Statutes. If any Takeover Statute is or may become applicable to the Contemplated Transactions, each of the Company, the Company Board, Parent and the Parent Board, as applicable, shall grant such approvals and take such actions as are necessary so that the Contemplated Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such statute or regulation on the Contemplated Transactions.

4.16 Parent Options. Each unexpired and unexercised Parent Option, whether vested or unvested, shall remain outstanding immediately after the First Effective Time in accordance with its current terms; provided that the foregoing shall not affect any Parent Options that accelerate pursuant to their terms.

4.17 Obligations of Merger Subs. Parent will take all action necessary to cause Merger Subs to perform their obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

4.18 Private Placement. Each of the Company and Parent shall take all reasonably necessary action on its part such that the issuance of Parent Stock Payment Shares pursuant to this Agreement constitutes a transaction exempt from registration under the Securities Act. Each certificate and/or book-entry position representing Parent Stock Payment Shares comprising Merger Consideration shall, until such time that such shares are not so restricted under the Securities Act, bear a legend identical or similar in effect to the following legend (together with any other legend or legends required by applicable state securities applicable Law or otherwise, if any):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAW.”

4.19 Marathon Waiver and Consent. Marathon Waiver and Consent. The Parties acknowledge and agree that Parent, MAM Eagle Lender, LLC (“Marathon”), Wilmington Trust, National Association (the “Agent”) and certain other parties thereto have entered into that certain Forbearance Agreement, dated as of the date hereof (the “Marathon Forbearance”), a true, complete and correct copy of which Parent has made available to the Company on or prior to the date hereof, pursuant to which Marathon and the Agent have agreed to forbear from exercising any remedies with respect to the events of default arising from the execution of this Agreement or the consummation of the Contemplated Transactions for a period of time as more fully described therein. Parent agrees to use commercially reasonable efforts to obtain Marathon’s consent to the Contemplated Transaction in form and substance reasonably satisfactory to the Parties prior to the expiration of such period.

Section 5. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY

The obligations of each Party to effect the Merger and otherwise consummate the Contemplated Transactions to be consummated at the Closing are subject to the satisfaction or, to the extent permitted by applicable Law, the written waiver by each of the Parties, at or prior to the Closing Date, of each of the following conditions:

5.1 No Restraints. No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Contemplated Transactions shall have been issued by any court of competent jurisdiction or other Governmental Body of competent jurisdiction and remain in effect and there shall not be any Law which has the effect of making the consummation of the Contemplated Transactions illegal.

5.2 Listing. The shares of Parent Common Stock to be issued in the First Merger pursuant to this Agreement and the shares of Parent Common Stock to be issued in connection with the conversion of the Parent Convertible Preferred Stock issued pursuant to Sections 1.5 and 1.6, subject to prior receipt of Parent shareholder approval in respect of such conversion, shall have been approved for listing (subject to official notice of issuance) on Nasdaq as of the Closing.

5.3 Certificate of Designation. Within one (1) Business Day of the Closing Date, Parent shall file the Certificate of Designation with the Secretary of the Commonwealth of Pennsylvania.

Section 6. CLOSING DELIVERIES OF THE COMPANY

The obligations of Parent and Merger Subs to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by Parent, at or prior to the Closing, of each of the following conditions:

6.1 Documents. Parent shall have received the following documents, each of which shall be in full force and effect:

(a) a written resignation, in a form reasonably satisfactory to Parent, dated as of the Closing Date and effective as of the Closing, executed by each of the directors of the Company listed in Section 6.1(a) of the Company Disclosure Schedule; and

(b) the Allocation Certificate.

6.2 FIRPTA Certificate. Parent shall have received (i) an original signed statement from the Company that the Company is not, and has not been at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, a “United States real property holding corporation,” as defined in Section 897(c)(2) of the Code, conforming to the requirements of Treasury Regulations Section 1.1445-2(c)(3) and 1.897-2(h), and (ii) an original signed notice to be delivered to the IRS in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2), together with written authorization for Parent to deliver such notice to the IRS on behalf of the Company following the Closing, each dated as of the Closing Date, duly executed by an authorized officer of the Company, and in form and substance reasonably acceptable to Parent; provided, that the Parent’s sole remedy for the Company’s failure to deliver such documentation shall be to withhold pursuant to Section 1.13.

6.3 Company Lock-Up Agreements. Parent shall have received the Lock-Up Agreements duly executed by each of the Company Signatories, each of which shall be in full force and effect.

Section 7. CLOSING DELIVERIES OF PARENT

The obligations of the Company to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by the Company, at or prior to the Closing, of each of the following conditions:

7.1 Parent Outstanding Shares Certificate. The Company shall have received the Parent Outstanding Shares Certificate, which shall be in full force and effect.

7.2 Parent Lock-Up Agreements. The Company shall have received the Lock-Up Agreements duly executed by each of the Parent Signatories, each of which shall be in full force and effect.

Section 8. MISCELLANEOUS PROVISIONS

8.1 Non-Survival of Representations and Warranties. The representations and warranties of the Company, Parent and Merger Subs contained in this Agreement or any certificate or instrument delivered pursuant to this Agreement shall terminate at the First Effective Time, and only the covenants that by their terms survive the First Effective Time and this Section 8 shall survive the First Effective Time.

8.2 Amendment. This Agreement may be amended with the approval of the respective boards of directors (or managers as applicable) of the Surviving Entity and Parent at any time; provided, however, that after any such approval of this Agreement by a Party’s stockholders, no amendment shall be made which by Law requires further approval of such stockholders without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Surviving Entity and Parent.

8.3 Waiver.

(a) No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

(b) No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

8.4 Entire Agreement; Counterparts; Exchanges by Electronic Transmission. This Agreement and the other schedules, exhibits, certificates, instruments and agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof and thereof; provided, however, that the Confidentiality Agreement shall not be superseded and shall remain in full force and effect in accordance with its terms. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by all Parties by electronic transmission in .PDF format shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

8.5 Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the Parties arising out of or relating to this Agreement or any of the Contemplated Transactions, each of the Parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 8.5; (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any Party; (e) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Section 8.8 of this Agreement; and (f) irrevocably and unconditionally waives the right to trial by jury.

8.6 Attorneys’ Fees. In any action at law or suit in equity to enforce this Agreement or the rights of any of the Parties, the prevailing Party in such action or suit (as determined by a court of competent jurisdiction) shall be entitled to recover its reasonable out-of-pocket attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

8.7 Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of a Party’s rights or obligations hereunder may be assigned or delegated by such Party without the prior written consent of the other Party, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by such Party without the other Party’s prior written consent shall be void and of no effect.

8.8 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable international overnight courier service, (b) upon delivery in the case of delivery by hand, or (c) on the date delivered in the place of delivery if sent by email (with a written or electronic confirmation of delivery) prior to 5:00 p.m. Eastern Time, otherwise on the next succeeding Business Day, in each case to the intended recipient as set forth below:

if to Parent or Merger Subs:

Baudax Bio, Inc.

490 Lapp Road

Malvern, PA 19355

Attention: Gerri Henwood

Email: [Redacted]

with a copy to (which shall not constitute notice):

Goodwin Procter LLP

One Commerce Square

2005 Market Street, 32nd Floor

Philadelphia, PA 19103

Attention: Rachael Bushey, Jennifer Porter and Laura Umbrecht

Email: RBushey@goodwinlaw.com, JPorter@goodwinlaw.com and

LUmbrecht@goodwinlaw.com

if to the Company:

TeraImmune, Inc.

20400 Century Blvd., Suite 125

Germantown, MD 20874

Attention: Yong Chan Kim

Email: [Redacted]

with a copy to (which shall not constitute notice):

Pedley Law, PLLC

4610 S. Ulster St, Suite 150

Denver, CO 80237

Attention: David Pedley

Email: dpedley@pedleylaw.com

8.9 Cooperation. Each Party agrees to cooperate fully with the other Party and to execute and deliver such further documents, certificates, agreements, and instruments and to take such other actions as may be reasonably requested by the other Party to evidence or reflect the Contemplated Transactions and to carry out the intent and purposes of this Agreement.

8.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business, and other purposes of such invalid or unenforceable term or provision.

8.11 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party does not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breaches such provisions. Accordingly, the Parties acknowledge and agree that the Parties shall be entitled to an injunction, specific performance, and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance, or other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

8.12 No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the Parties and the D&O Indemnified Parties to the extent of their respective rights pursuant to Section 4.5 or pursuant to Section 4.11) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

8.13 Construction.

(a) References to “cash,” “dollars” or “$” are to U.S. dollars.

(b) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(c) The Parties have participated jointly in the negotiating and drafting of this Agreement and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

(d) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(e) Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits and Schedules to this Agreement, respectively.

(f) Any reference to legislation or to any provision of any legislation shall include any modification, amendment, re-enactment thereof, any legislative provision substituted therefore and all rules, regulations, and statutory instruments issued or related to such legislations.

(g) The bold-faced headings and table of contents contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(h) The Parties agree that each of the Company Disclosure Schedule and the Parent Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Agreement. The disclosures in any section or subsection of the Company Disclosure Schedule or the Parent Disclosure Schedule shall qualify other sections and subsections in this Agreement to the extent it is readily apparent on its face from a reading of the disclosure that such disclosure is applicable to such other sections and subsections.

(i) Each of “delivered” or “made available” means, with respect to any documentation, that (i) prior to 11:59 p.m. (Eastern Time) on the date that is two Business Days prior to the date of this Agreement (A) a copy of such material has been posted to and made available by a Party to the other Party and its Representatives in the electronic data room maintained by such disclosing Party or (B) such material is disclosed in the Parent SEC Documents filed with the SEC prior to the date hereof and publicly made available on the SEC’s Electronic Data Gathering Analysis and Retrieval system or (ii) delivered by or on behalf of a Party or its Representatives via electronic mail or in hard copy form prior to the execution of this Agreement.

(j) Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a Saturday, Sunday, or any date on which banks in Philadelphia, Pennsylvania, are authorized or obligated by Law to be closed, the Party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular Business Day.

8.14 Expenses. Except as otherwise expressly provided in this Agreement, all expenses incurred in connection with this Agreement and the Contemplated Transactions will be paid by the Party incurring such expenses.

(Remainder of page intentionally left blank)

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

PARENT:
BAUDAX BIO, INC.

By:	/s/ Gerri Henwood
Name:	Gerri Henwood
Title:	Chief Executive Officer

MERGER SUB 1:
BOUNCE MERGER SUB I, INC.

By:	/s/ Mike Choi
Name:	Mike Choi
Title:	Chief Executive Officer

MERGER SUB 2:
BOUNCE MERGER SUB II, LLC

By:	/s/ Jillian Dilmore
Name:	Jillian Dilmore
Title:	Chief Executive Officer and President

COMPANY:
TERAIMMUNE, INC.

By:	/s/ Yongchan Kim
Name:	Yongchan Kim
Title:	Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

EXHIBIT A

CERTAIN DEFINITIONS

a) For purposes of this Agreement (including this Exhibit A)

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means the Agreement and Plan of Merger to which this Exhibit A is attached, as it may be amended from time to time.

“Business Day” means any day other than a Saturday, Sunday, or other day on which banks in Philadelphia, Pennsylvania are authorized or obligated by Law to be closed.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act, Public Law No. 116-136, as in effect on the Closing Date.

“Certificate of Designation” means the Certificate of Designation of Preferences, Rights and Limitations of Series X Non-Voting Convertible Preferred Stock of Parent in the form attached hereto as Exhibit D.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Associate” means any current or former employee, independent contractor, officer, or director of the Company.

“Company Audited Balance Sheet” means the audited balance sheet of the Company as of December 31, 2022 provided to Parent prior to the date of this Agreement.

“Company Board” means the board of directors of the Company.

“Company Common Stock” means the Common Stock, $0.0001 par value per share, of the Company.

“Company Contract” means any Contract: (a) to which the Company or any of its Subsidiaries is a Party; (b) by which the Company or any of its Subsidiaries or any Company IP or any other asset of the Company or its Subsidiaries is or may become bound or under which the Company or any of its Subsidiaries has, or may become subject to, any obligation; or (c) under which the Company or any of its Subsidiaries has or may acquire any right or interest.

“Company Convertible Note” means each promissory note convertible into shares of Company Common Stock, a true and complete list of which is set forth on Section 2.6(a) of the Company Disclosure Schedule.

“Company ERISA Affiliate” means any corporation or trade or business (whether or not incorporated) which is (or at any relevant time was) treated with the Company as a single employer within the meaning of Section 414 of the Code.

“Company IP” means all Intellectual Property Rights that are owned or purported to be owned by, assigned to, or exclusively licensed by, the Company.

“Company Material Adverse Effect” means any Effect that, considered together with all other Effects that have occurred prior to the date of determination of the occurrence of a Company Material Adverse Effect, has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of the Company, taken as a whole; provided, however, that Effects arising or resulting from the following shall not be taken into account in determining whether there has been a Company Material Adverse Effect: (a) general business or economic conditions affecting the industry in which the Company and its Subsidiaries operate, (b) acts of war, armed hostilities or terrorism, acts of God or comparable events, epidemic, pandemic or disease outbreak (including the COVID-19 virus) or any worsening of the foregoing, or any declaration of martial law, quarantine or similar directive, policy or guidance or Law or other action by any Governmental Body in response thereto, (c) changes in financial, banking or securities markets, (d) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or interpretations of any Law or GAAP), (e) resulting from the announcement of this Agreement or the pendency of the Contemplated Transactions, or (f) resulting from the taking of any action required to be taken by this Agreement; except in each case with respect to clauses (a) through (c), to the extent disproportionately affecting the Company, taken as a whole, relative to other similarly situated companies in the industries in which the Company operate.

“Company Merger Shares” means 28,301,887 shares of Parent Common Stock.

“Company Options” means options or other rights to purchase shares of Company Common Stock issued by the Company.

“Company Outstanding Shares” means the total number of shares of Company Common Stock outstanding immediately prior to the First Effective Time expressed on a fully diluted basis, and assuming, without limitation or duplication, the issuance of shares of Company Common Stock in respect of all Company Convertible Notes, whether conditional or unconditional, that will be outstanding as of immediately prior to the First Effective Time but excluding the issuance of shares of Company Common Stock in respect of all Assumed Options.

“Company Plan” means the Company’s 2019 Stock Option and Restricted Stock Plan.

“Company Restricted Stock Award” means each restricted stock award pursuant to which shares of Company Common Stock have been granted to any holder thereof, a true and complete list of which is set forth on Section 2.6(a) of the Company Disclosure Schedule.

“Company Unaudited Interim Balance Sheet” means the unaudited balance sheet of the Company as of March 31, 2023 provided to Parent prior to the date of this Agreement.

“Confidentiality Agreement” means that certain Confidentiality and Non-Disclosure Agreement, dated as of June 7, 2023, by and between the Company and Parent.

“Consent” means any approval, consent, ratification, permission, waiver, or authorization (including any Governmental Authorization).

“Contemplated Transactions” means the Merger, the Nasdaq Reverse Split, Parent Shareholder Support Agreements and the other transactions and actions contemplated by this Agreement to be consummated at or prior to the Closing (but not, for the avoidance of doubt, the actions proposed to be taken as the Parent Shareholders’ Meeting following the Closing pursuant to Section 4.2).

Exhibit A-2

“Contract” means, with respect to any Person, any written or oral agreement, contract, subcontract, lease (whether for real or personal property), mortgage, license, sublicense or other legally binding commitment or undertaking of any nature to which such Person is a party or by which such Person or any of its assets are bound or affected under applicable Law.

“DGCL” means the General Corporation Law of the State of Delaware.

“DLLCA” means the Delaware Limited Liability Company Act.

“Effect” means any effect, change, event, circumstance, or development.

“Encumbrance” means any lien, pledge, hypothecation, charge, mortgage, security interest, lease, license, option, easement, reservation, servitude, adverse title, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction or encumbrance of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“Enforceability Exceptions” means the (a) Laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

“Entity” means any corporation (including any non-profit corporation), partnership (including any general partnership, limited partnership, or limited liability partnership), joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization, or entity, and each of its successors.

“Environmental Law” means any federal, state, local or foreign Law relating to pollution or protection of human health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any Law or regulation relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934.

“Exchange Ratio” means, subject to adjustment pursuant to Section 1.6(e), the following ratio (rounded to four decimal places): the quotient obtained by dividing (a) the Company Merger Shares by (b) the Company Outstanding Shares.

“First Merger Sub Board” means the board of directors of First Merger Sub.

“GAAP” means generally accepted accounting principles and practices in effect from time to time within the United States applied consistently throughout the period involved.

Exhibit A-3

“Governmental Authorization” means any: (a) permit, license, certificate, franchise, permission, variance, exception, approval, exemption, order, clearance, registration, qualification, or authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Law; or (b) right under any Contract with any Governmental Body.

“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, bureau, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any taxing authority); or (d) self-regulatory organization (including Nasdaq).

“Hazardous Materials” means any pollutant, chemical, substance and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical, or chemical compound, or hazardous substance, material or waste, whether solid, liquid or gas, that is subject to regulation, control or remediation under any Environmental Law, including without limitation, crude oil or any fraction thereof, and petroleum products or byproducts.

“Intellectual Property Rights” means and includes all intellectual property or other proprietary rights under the laws of any jurisdiction in the world, including, without limitation: (a) rights associated with works of authorship, including exclusive exploitation rights, copyrights, moral rights, software, databases, and mask works; (b) trademarks, service marks, trade dress, logos, trade names and other source identifiers, domain names and URLs and similar rights and any goodwill associated therewith; (c) rights associated with trade secrets, know how, inventions, invention disclosures, methods, processes, protocols, specifications, techniques and other forms of technology; (d) patents and industrial property rights; (e) other similar proprietary rights in intellectual property of every kind and nature; (f) rights of privacy and publicity; and (g) all registrations, renewals, extensions, statutory invention registrations, provisionals, continuations, continuations-in-part, provisionals, divisions, or reissues of, and applications for, any of the rights referred to in clauses (a) through (f) above (whether or not in tangible form and including all tangible embodiments of any of the foregoing, such as samples, studies and summaries), along with all rights to prosecute and perfect the same through administrative prosecution, registration, recordation or other administrative proceeding, and all causes of action and rights to sue or seek other remedies arising from or relating to the foregoing, including for past, present or future infringement of any of the foregoing.

“IRS” means the United States Internal Revenue Service.

“Knowledge” means, with respect to an individual, that such individual is actually aware of the relevant fact or such individual would reasonably be expected to know such fact in the ordinary course of the performance of such individual’s employment responsibilities. Any Person that is an Entity shall have Knowledge if any officer or director of such Person as of the date such knowledge is imputed has Knowledge of such fact or other matter.

“Law” means any federal, state, national, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of Nasdaq or the Financial Industry Regulatory Authority).

“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative, or appellate proceeding), hearing, inquiry, audit, examination, or investigation commenced, brought, conducted, or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

Exhibit A-4

“Nasdaq” means the Nasdaq Stock Market, including the Nasdaq Global Select Market or such other Nasdaq market on which shares of Parent Common Stock are then listed.

“Nasdaq Reverse Split” means a reverse stock split of all outstanding shares of Parent Common Stock at a reverse stock split ratio to be reasonably determined by Parent for the purpose of maintaining compliance with Nasdaq listing standards.

“Ordinary Course of Business” means, in the case of each of the Company and Parent, such actions taken in the ordinary course of its normal operations and consistent with its past practices.

“Organizational Documents” means, with respect to any Person (other than an individual), (a) the certificate or articles of association or incorporation or organization or limited partnership or limited liability company, and any joint venture, limited liability company, operating or partnership agreement and other similar documents adopted or filed in connection with the creation, formation or organization of such Person and (b) all bylaws, regulations and similar documents or agreements relating to the organization or governance of such Person, in each case, as amended or supplemented.

“Parent Associate” means any current or former employee, independent contractor, officer, or director of Parent.

“Parent Balance Sheet” means the unaudited balance sheet of Parent as of March 31, 2023 (the “Parent Balance Sheet Date”), included in Parent’s Report on Form 10-Q for the quarterly period ended March 31, 2023, as filed with the SEC.

“Parent Board” means the board of directors of Parent.

“Parent Closing Price” means the volume weighted average closing trading price of a share of Parent Common Stock on Nasdaq for the five consecutive trading days ending five trading days immediately prior to the date upon which the Merger becomes effective.

“Parent Common Stock” means the Common Stock, $0.001 par value per share, of Parent.

“Parent Contract” means any Contract: (a) to which Parent or any of its Subsidiaries is a party; (b) by which Parent or any of its Subsidiaries or any Parent IP or any other asset of Parent or any of its Subsidiaries is or may become bound or under which Parent or any of its Subsidiaries has, or may become subject to, any obligation; or (c) under which Parent or any of its Subsidiaries has or may acquire any right or interest.

“Parent Convertible Preferred Stock” means Parent’s Series X non-voting convertible preferred stock, par value $0.01 per share, with the rights, preferences, powers, and privileges specified in the Series X Certificate of Designation.

“Parent Covered Person” means, with respect to Parent as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

“Parent ERISA Affiliate” means any corporation or trade or business (whether or not incorporated) which is (or at any relevant time was) treated with Parent or any of its Subsidiaries as a single employer within the meaning of Section 414 of the Code.

Exhibit A-5

“Parent IP” means all Intellectual Property Rights that are owned or purported to be owned by, assigned to, or exclusively licensed by, Parent or its Subsidiaries.

“Parent Material Adverse Effect” means any Effect that, considered together with all other Effects that have occurred prior to the date of determination of the occurrence of a Parent Material Adverse Effect, has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of Parent; provided, however, that Effects arising or resulting from the following shall not be taken into account in determining whether there has been a Parent Material Adverse Effect: (a) general business or economic conditions affecting the industry in which Parent operates, (b) acts of war, armed hostilities or terrorism, acts of God or comparable events, epidemic, pandemic or disease outbreak (including the COVID-19 virus) or any worsening of the foregoing, or any declaration of martial law, quarantine or similar directive, policy or guidance or Law or other action by any Governmental Body in response thereto, (c) changes in financial, banking or securities markets, (d) the taking of any action required to be taken by this Agreement, (e) any change in the stock price or trading volume of Parent Common Stock (it being understood, however, that any Effect causing or contributing to any change in stock price or trading volume of Parent Common Stock may be taken into account in determining whether a Parent Material Adverse Effect has occurred, unless such Effects are otherwise excepted from this definition); (f) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or interpretations of any Law or GAAP); (g) resulting from the announcement of this Agreement or the pendency of the Contemplated Transactions; or (h) resulting from the taking of any action or the failure to take any action, by Parent that is required to be taken by this Agreement, except in each case with respect to clauses (a) through (c), to the extent disproportionately affecting Parent relative to other similarly situated companies in the industries in which Parent operates.

“Parent Options” means options or other rights to purchase shares of Parent Common Stock issued by Parent.

“Parent Outstanding Shares” means the total number of shares of Parent Common Stock outstanding immediately prior to the First Effective Time expressed on a fully diluted basis, and assuming, without limitation or duplication, the issuance of shares of Parent Common Stock in respect of all Parent Options, warrants, restricted stock units or other rights to receive shares, whether conditional or unconditional, that will be outstanding as of immediately prior to the First Effective Time.

“Parent Stock Plan” means the Parent 2019 Stock Incentive Plan, as amended from time to time.

“Party” or “Parties” means the Company, First Merger Sub, Second Merger Sub and Parent.

“PBCL” means the Pennsylvania Business Corporation Law of 1988, as amended.

“Permitted Encumbrance” means: (a) any Encumbrance for current Taxes not yet due and payable or for Taxes that are being contested in good faith and, in each case, for which adequate reserves have been made on the Company Unaudited Interim Balance Sheet or the Parent Balance Sheet, as applicable, in accordance with GAAP; (b) minor liens that have arisen in the Ordinary Course of Business and that do not (in any case or in the aggregate) materially detract from the value of the assets or properties subject thereto or materially impair the operations of the Company or any of its Subsidiaries or Parent, as applicable; (c) statutory liens to secure obligations to landlords, lessors or renters under leases or rental agreements; (d) deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance or similar programs mandated by Law; (e) non-exclusive licenses of Intellectual Property Rights granted by the Company or any of its Subsidiaries or Parent, as applicable, in the Ordinary Course of Business and that do not (in any case or in the aggregate) materially detract from the value of the Intellectual Property Rights subject thereto; and (f) statutory liens in favor of carriers, warehousemen, mechanics and materialmen, to secure claims for labor, materials or supplies.

Exhibit A-6

“Person” means any individual, Entity or Governmental Body.

“Reference Date” means June 27, 2023.

“Registered IP” means all Intellectual Property Rights that are registered or issued under the authority of, with or by any Governmental Body, including all patents, registered copyrights, registered mask works, and registered trademarks, service marks and trade dress, and all applications for any of the foregoing.

“Representatives” means directors, officers, employees, agents, attorneys, accountants, investment bankers, advisors, and representatives.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the United States Securities and Exchange Commission.

“Second Merger Sub Sole Member” means Parent in its capacity as the sole member of Second Merger Sub.

“Securities Act” means the Securities Act of 1933, as amended.

An entity shall be deemed to be a “Subsidiary” of a Person if such Person directly or indirectly owns or purports to own, beneficially or of record, (a) an amount of voting securities or other interests in such entity that is sufficient to enable such Person to elect at least a majority of the members of such entity’s board of directors or other governing body, or (b) at least 50% of the outstanding equity, voting, beneficial or financial interests in such Entity.

“Takeover Statute” means any “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover Law.

“Tax” means any (i) federal, state, local, foreign or other tax, including any income, capital gain, gross receipts, capital stock, profits, transfer, estimated, registration, stamp, premium, escheat, unclaimed property, customs duty, ad valorem, occupancy, occupation, alternative, add-on, windfall profits, value added, severance, property, business, production, sales, use, license, excise, franchise, employment, payroll, social security, disability, unemployment, workers’ compensation, national health insurance, withholding or other taxes, duties, fees, assessments or governmental charges, surtaxes or deficiencies thereof in the nature of a tax, however denominated (whether imposed directly or through withholding and whether or not disputed), and including any fine, penalty, addition to tax, or interest or additional amount imposed by a Governmental Body with respect thereto (or attributable to the nonpayment thereof) and (ii) any liability for payment of amounts described in clause (i) whether as a result of transferee or successor liability, of being a member of an affiliated, consolidated, combined or unitary group for any period, pursuant to a Contract, through operation of Law or otherwise.

“Tax Return” means any return (including any information return), report, statement, declaration, claim for refund, estimate, schedule, notice, notification, form, election, certificate or other document, and any amendment or supplement to any of the foregoing, filed with or submitted to, or required to be filed with or submitted to, any Governmental Body (or provided to a payee) in connection with the determination, assessment, collection or payment of any Tax.

Exhibit A-7

“Treasury Regulations” means the United States Treasury regulations promulgated under the Code.

“WARN Act” means the Worker Adjustment Retraining and Notification Act of 1988, as amended, or any similar state or local plant closing mass layoff statute, rule, or regulation.

Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Act	4.19
Additional Company Board Designee	4.11(b)
Allocation Certificate	4.14(a)
Anti-Bribery Laws	2.22
Assumed Option	1.10(a)
Board Approval	Recitals
Book-Entry Shares	1.7
Business Associate Agreements	2.14(h)
Certifications	3.7(a)
Closing	1.3
Closing Date	1.3
Company	Preamble
Company Benefit Plan	2.17(a)
Company Disclosure Schedule	Section 2
Company Financials	2.7(a)
Company Foreign Plan	2.17(l)
Company In-bound License	2.12(d)
Company Material Contract	2.13(a)
Company Material Contracts	2.13(a)
Company Out-bound License	2.12(d)
Company Permits	2.14(b)
Company Plan	2.6(c)
Company Real Estate Leases	2.11
Company Regulatory Permits	2.14(d)
Company Signatories	Recitals
Company Stockholder Matters Company Stock Certificate	Recitals 1,7
Company Stockholder Written Consent	Recitals
Continuing Employees	4.4(a)
Costs	4.5(a)
D&O Indemnified Parties	4.5(a)
Disqualifying Event	3.23
Dissenting Shares	1.9(a)
Drug Regulatory Agency	2.14(a)
Escrow End Date	1.11(c)
Escrow Shares	1.11(a)
Exchange Agent	1.8(a)
Exchange Agent Agreement	1.8(a)
Exchange Fund	1.8(a)
FDA	2.14(a)
FDCA	2.14(a)
First Certificate of Merger	1.3

Exhibit A-8

Term	Section
First Effective Time	1.3
First Merger	Recitals
First Merger Sub	Preamble
First Surviving Corporation	1.1
FLSA	2.17(m)
GCP	2.14(e)
GLP	2.14(e)
HIPAA	2.14(h)
Initial Company Board Designee	4.11(a)
Intended Tax Treatment	4.9(a)
Interim Financials	2.7(a)
Investor Agreements	2.21(b)
Liability	2.9
Lock-Up Agreement	Recitals
Merger	Recitals
Merger Consideration	1.5
Merger Subs	Preamble
Nasdaq Listing Application	4.8
Parent	Preamble
Parent Benefit Plan	3.17(a)
Parent Common Stock Consideration Cap	1.5
Parent Common Stock Payment Shares	1.5
Parent Common Stock Threshold Fulfillment	1.5
Parent Convertible Preferred Stock Payment Shares	1.5
Parent Conversion Shares	1.11(c)
Parent Disclosure Schedule	Section 3
Parent Foreign Plan	3.17(l)
Parent In-bound License	3.12(d)
Parent Material Contract	3.13(a)
Parent Material Contracts	3.13(a)
Parent Out-bound License	3.12(d)
Parent Outstanding Shares Certificate	4.14(b)
Parent Permits	3.14(c)
Parent Real Estate Leases	3.11
Parent Regulatory Permits	3.14(e)
Parent Signatories	Recitals
Parent SEC Documents	3.7(a)
Parent Stock Payment Shares	1.5
Parent Shareholder Matters	4.2(a)(ii)
Parent Shareholders’ Meeting	4.2(a)(ii)
Parent Shareholder Support Agreement	Recitals
PHSA	2.14(a)
Post-Closing Plans	4.4(a)
Preferred Stock Conversion Proposal	1.5
Proxy Statement	4.7(a)
Required Company Stockholder Vote	2.4
Required Parent Shareholder Vote	3.4
Retention Equity Awards	4.4(b)
Second Certificate of Merger	1.3
Second Effective Time	1.3

Exhibit A-9

Term	Section
Second Merger	Recitals
Second Merger Sub	Preamble
Sensitive Data	2.12(g)
Stockholder Notice	4.1
Surviving Entity	1.1
Unconverted Note	1.11(a)
Unvested Company Shares	1.6(b)
Withholding Agent	1.14
Year-End Financials	2.7(a)

Exhibit A-10

Exhibit B

FORM OF LOCK-UP AGREEMENT

June 29, 2023

Baudax Bio, Inc.

490 Lapp Road

Malvern, PA 19355

Ladies and Gentlemen:

The undersigned signatory of this lock-up agreement (this “Lock-Up Agreement”) understands that Baudax Bio, Inc., a Pennsylvania corporation (“Parent”), has entered into an Agreement and Plan of Merger, dated as of June 29, 2023 (as the same may be amended from time to time, the “Merger Agreement”) with Bounce Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, Bounce Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent, and TeraImmune, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

1. As a condition and inducement to each of the parties to enter into the Merger Agreement and to consummate the Contemplated Transactions, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby irrevocably agrees that, subject to the exceptions set forth herein, without the prior written consent of Parent and, solely prior to the Closing, the Company, the undersigned will not, during the period commencing upon the Closing and ending on the date that is 180 days after the Closing Date (the “Restricted Period”):

(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Parent Common Stock or any securities convertible into or exercisable or exchangeable for Parent Common Stock (including without limitation, Parent Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC and securities of Parent which may be issued upon exercise of an option to purchase Parent Common Stock or warrant or settlement of a Parent restricted stock unit) that are currently or hereafter owned by the undersigned (collectively, the “Undersigned’s Shares”), or publicly disclose the intention to make any such offer, sale, pledge, grant, transfer or disposition;

(ii) enter into any swap, short sale, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Shares regardless of whether any such transaction described in clause (i) above or this clause (ii) is to be settled by delivery of Parent Common Stock or other securities, in cash or otherwise; or

(iii) make any demand for, or exercise any right with respect to, the registration of any shares of Parent Common Stock or any security convertible into or exercisable or exchangeable for Parent Common Stock (other than such rights set forth in the Merger Agreement).

2. The restrictions and obligations contemplated by this Lock-Up Agreement shall not apply to:

(a) transfers of the Undersigned’s Shares:

(i) if the undersigned is a natural person, (A) to any person related to the undersigned by blood or adoption who is an immediate family member of the undersigned, or by marriage or domestic partnership (a “Family Member”), or to a trust formed for the benefit of the undersigned or any of the undersigned’s Family Members, (B) to the undersigned’s estate, following the death of the undersigned, by will, intestacy or other operation of Law, (C) as a bona fide gift or a charitable contribution or for bona fide estate planning purposes, (D) by operation of Law pursuant to a qualified domestic order or in connection with a divorce settlement (E) to any partnership, corporation limited liability company or other entity which is controlled by the undersigned and/or by any such Family Member(s) or (F) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (A) through (E) herein;

(ii) if the undersigned is a corporation, partnership or other Entity, (A) to another corporation, partnership, or other Entity that is an affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned, including investment funds or other entities under common control or management with the undersigned, (B) as a distribution or dividend to equity holders, current or former general or limited partners, members or managers (or to the estates of any of the foregoing), as applicable, of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders), (C) as a bona fide gift or a charitable contribution or (D) transfers or dispositions not involving a change in beneficial ownership; or

(iii) if the undersigned is a trust, to any grantors or beneficiaries of the trust; provided that, in the case of any transfer or distribution pursuant to this clause (a), such transfer is not for value and each donee, heir, beneficiary or other transferee or distributee shall sign and deliver to Parent a lock-up agreement in the form of this Lock-Up Agreement with respect to the shares of Parent Common Stock or such other securities that have been so transferred or distributed;

(b) the exercise of an option to purchase Parent Common Stock (including a net or cashless exercise of an option to purchase Parent Common Stock), and any related transfer of shares of Parent Common Stock to Parent for the purpose of paying the exercise price of such options or for paying taxes (including estimated taxes) due as a result of the exercise of such options; provided that, for the avoidance of doubt, the underlying shares of Parent Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(c) the disposition (including a forfeiture or repurchase) to Parent of any shares of restricted stock granted pursuant to the terms of any employee benefit plan or restricted stock purchase agreement;

(d) transfers to Parent in connection with the net settlement of any restricted stock unit or other equity award that represents the right to receive in the future shares of Parent Common Stock settled in Parent Common Stock to pay any tax withholding obligations; provided that, for the avoidance of doubt, the underlying shares of Parent Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(e) transfers to Parent in connection with the repurchase of the undersigned’s shares in connection with the termination of the undersigned’s employment or any other relationship with Parent pursuant to contractual agreements with Parent;

(f) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Parent Common Stock; provided that such plan does not provide for any transfers of Parent Common Stock during the Restricted Period;

(g) transfers by the undersigned of shares of Parent Common Stock purchased by the undersigned on the open market or in a public offering by Parent, in each case following the Closing Date;

(h) pursuant to a bona-fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Parent’s capital stock involving a change of control of Parent, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Undersigned’s Shares shall remain subject to the restrictions contained in this Lock-Up Agreement; or

(i) pursuant to an order of a court or regulatory agency;

and provided, further, that, with respect to each of (a), (b), (c), (d), (e) and (f) above, no filing by any party (including any donor, donee, transferor, transferee, distributor or distributee) under Section 16 of the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer or disposition during the Restricted Period (other than (i) any exit filings or public announcements that may be required under applicable federal and state securities Laws or (ii) in respect of a required filing under the Exchange Act in connection with the exercise of an option to purchase Parent Common Stock or in connection with the net settlement of any restricted stock unit or other equity award that represents the right to receive in the future shares of Parent Common Stock settled in Parent Common Stock that would otherwise expire during the Restricted Period, provided that reasonable notice shall be provided to Parent prior to any such filing).

3. Any attempted transfer in violation of this Lock-Up Agreement will be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the transfer restrictions set forth in this Lock-Up Agreement, and will not be recorded on the share register of Parent. In furtherance of the foregoing, the undersigned agrees that Parent and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement. Parent may cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents, ledgers or instruments evidencing the undersigned’s ownership of Parent Common Stock:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE TRANSFERRED IN COMPLIANCE WITH A LOCK-UP AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

4. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

5. The undersigned understands that if the Merger Agreement is terminated for any reason, the undersigned shall be released from all obligations under this Lock-Up Agreement. The undersigned understands that Parent and the Company are proceeding with the Contemplated Transactions in reliance upon this Lock-Up Agreement.

6. Any and all remedies herein expressly conferred upon Parent or the Company will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity, and the exercise by Parent or the Company of any one remedy will not preclude the exercise of any other remedy. The undersigned agrees that irreparable damage would occur to Parent and/or the Company in the event that any provision of this Lock-Up Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that Parent and the Company shall be entitled to an injunction or injunctions to prevent breaches of this Lock-Up Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which Parent or the Company is entitled at Law or in equity, and the undersigned waives any bond, surety or other security that might be required of Parent or the Company with respect thereto.

7. In the event that any holder of Parent securities that are subject to a substantially similar agreement entered into by such holder, other than the undersigned, is permitted by Parent to sell or otherwise transfer or dispose of shares of Parent Common Stock for value other than as permitted by this or a substantially similar agreement entered into by such holder, the same percentage of shares of Parent Common Stock held by the undersigned shall be immediately and fully released on the same terms from any remaining restrictions set forth herein (the “Pro-Rata Release”); provided, however, that such Pro-Rata Release shall not be applied unless and until permission has been granted by Parent to an equity holder or equity holders to sell or otherwise transfer or dispose of all or a portion of such equity holders shares of Parent Common Stock in an aggregate amount in excess of 1% of the number of shares of Parent Common Stock originally subject to a substantially similar agreement.

8. Upon the release of any of the Undersigned’s Shares from this Lock-Up Agreement, Parent will cooperate with the undersigned to facilitate the timely preparation and delivery of certificates representing the Undersigned Shares without the restrictive legend above or the withdrawal of any stop transfer instructions.

9. This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to the conflict of Laws principles thereof.

10. This Lock-Up Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Lock-Up Agreement (in counterparts or otherwise) by Parent, the Company and the undersigned by facsimile or electronic transmission in .pdf format shall be sufficient to bind such parties to the terms and conditions of this Lock-Up Agreement.

(Signature Page Follows)

Very truly yours,

Print Name of Stockholder: [☐]

Signature (for individuals):

Signature (for entities):

By:
Name:
Title:

Accepted and Agreed by BAUDAX BIO, INC.:

By:
Name: Gerri Henwood Title: Chief Executive Officer

Accepted and Agreed by TERAIMMUNE, INC.

By:
Name: Yong Chan Kim
Title: Chief Executive Officer

[Signature Page to Lock-Up Agreement]

Exhibit C

FORM OF BAUDAX BIO STOCKHOLDER SUPPORT AGREEMENT

BAUDAX BIO, INC.

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT (this “Agreement”), dated as of June 29, 2023, is made by and among Baudax Bio, Inc., a Pennsylvania corporation (“Parent”), TeraImmune, Inc., a Delaware corporation (the “Company”), and the undersigned holder (“Stockholder”) of shares of capital stock (the “Shares”) of Parent.

WHEREAS, Parent, Bounce Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“First Merger Sub”), Bounce Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Second Merger Sub”) and the Company, have entered into an Agreement and Plan of Merger, dated of even date herewith (the “Merger Agreement”), providing for the merger of First Merger Sub with and into the Company (the “First Merger”) and the merger of the Company with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Merger”);

WHEREAS, Stockholder beneficially owns and has sole or shared voting power with respect to the number of Shares, and holds options to purchase shares of Parent Common Stock (“Parent Options”) and/or restricted stock units to acquire shares of Parent Common Stock (“Parent Restricted Stock Units”), in each case in the number of Shares indicated opposite Stockholder’s name on Schedule 1 attached hereto;

WHEREAS, as an inducement and a condition to the willingness of Parent, First Merger Sub, Second Merger Sub and the Company to enter into the Merger Agreement, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, Stockholder has agreed to enter into and perform this Agreement; and

WHEREAS, all capitalized terms used in this Agreement without definition herein shall have the meanings ascribed to them in the Merger Agreement.

NOW, THEREFORE, in consideration of, and as a condition to, Parent, First Merger Sub, Second Merger Sub and the Company’s entering into the Merger Agreement and proceeding with the transactions contemplated thereby, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, Stockholder, Parent and the Company agree as follows:

1)

Agreement to Vote Shares. Stockholder agrees that, prior to the Expiration Date (as defined in Section 2 below), at any meeting of the stockholders of Parent or any adjournment or postponement thereof, or in connection with any written consent of the stockholders of Parent, with respect to the Parent Stockholder Matters, Stockholder shall:

a)	appear at such meeting or otherwise cause the Shares and any New Shares (as defined in Section 3 below) to be counted as present thereat for purposes of calculating a quorum;

b)

from and after the date hereof until the Expiration Date, vote (or cause to be voted), or deliver a written consent (or cause a written consent to be delivered) covering all of the Shares and any New Shares that Stockholder shall be entitled to so vote: (i) in favor of the Parent Stockholder Matters and any matter that could reasonably be expected to facilitate the Parent Stockholder Matters; (ii) against any proposal to remove the limitation initially set at the discretion of holders of Parent Convertible Preferred Stock at 19.99% of the number of shares of Parent Common Stock outstanding immediately after giving effect to the issuance of shares of Parent Common Stock upon conversion (the “Beneficial Ownership Limitation”) restricting such holders from beneficially owning a number of shares of Parent Common Stock in excess of the Beneficial Ownership Limitation or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with, delay, postpone, discourage or materially and adversely affect the consummation of the Parent Stockholder Matters; and (iii) to approve any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the approval of the Parent Stockholder Matters on the date on which such meeting is held. Stockholder shall not take or commit or agree to take any action inconsistent with the foregoing.

2)

Expiration Date. As used in this Agreement, the term “Expiration Date” shall mean the earlier to occur of (a) the effective time of the determination of the stockholders of Parent with respect to the approval of the Parent Stockholder Matters or (b) upon mutual written agreement of the parties to terminate this Agreement.

3)

Additional Purchases. Stockholder agrees that any shares of capital stock or other equity securities of Parent that Stockholder purchases or with respect to which Stockholder otherwise acquires sole or shared voting power (including any proxy) after the execution of this Agreement and prior to the Expiration Date, whether by the exercise of any Parent Options, settlement of Parent Restricted Stock Units or otherwise, including, without limitation, by gift, succession, in the event of a stock split or as a dividend or distribution of any Shares (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Shares.

4)

Share Transfers. From and after the date hereof until the Expiration Date, Stockholder shall not, directly or indirectly, (a) sell, assign, transfer, tender, pledge or otherwise dispose of (including, without limitation, by the creation of any Liens (as defined in Section 4(c) below)) any Shares or any New Shares acquired, (b) deposit any Shares or New Shares into a voting trust or enter into a voting agreement or similar arrangement with respect to such Shares or New Shares or grant any proxy or power of attorney with respect thereto (other than this Agreement), (c) enter into any Contract, option, commitment or other arrangement or understanding with respect to the direct or indirect sale, transfer, assignment, pledge or other disposition of (including, without limitation, by the creation of any Liens) any Shares or New Shares, or (d) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing Stockholder’s obligations under this Agreement. Notwithstanding the foregoing, Stockholder may make (1) transfers by will or by operation of Law or other transfers for estate-planning purposes, provided that in each such case the applicable transferee has signed a voting agreement in substantially the form hereof, (2) with respect to Stockholder’s Parent Options which expire on or prior to the Expiration Date, transfers, sale, or other disposition of Shares to Parent as payment for the (i) exercise price of Stockholder’s Parent Options and (ii) taxes applicable to the exercise of Stockholder’s Parent Options, (3) with respect to Stockholder’s Parent Restricted Stock Units, (i) transfers for the net settlement of Stockholder’s Parent Restricted Stock Units settled in Shares (to pay any tax withholding obligations) or (ii) transfers for receipt upon settlement of Stockholder’s Parent Restricted Stock Units, and the sale of a sufficient number of such Shares acquired upon settlement of such securities as would generate sales proceeds sufficient to pay the aggregate taxes payable by Stockholder as a result of such settlement, (4) if Stockholder is a partnership or limited liability company, a transfer to one or more partners or members of Stockholder or to an Affiliated corporation, trust or other Entity under common control with Stockholder, or if Stockholder is a trust, a transfer to a beneficiary, provided that in each such case the applicable transferee has signed a voting agreement in substantially the form hereof, (5) transfers to another holder of the capital stock of the Company that has signed a voting agreement in substantially the form hereof, and (6) transfers, sales or other dispositions as the Company may otherwise agree in writing in its sole discretion. If any voluntary or involuntary transfer of any Shares covered hereby shall occur (including a transfer or disposition permitted by Section 4(1) through Section 4(6), sale by a Stockholder’s trustee in bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Shares subject to all of the restrictions, Liabilities and rights under this Agreement, which shall continue in full force and effect, notwithstanding that such transferee is not a Stockholder and has not executed a counterpart hereof or joinder hereto.

5)	Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Parent and the Company as follows:

a)

If Stockholder is an Entity: (i) Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or constituted, (ii) Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby, and (iii) the execution and delivery of this Agreement, performance of Stockholder’s obligations hereunder and the consummation of the transactions contemplated hereby by Stockholder have been duly authorized by all necessary action on the part of Stockholder and no other proceedings on the part of Stockholder are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby. If Stockholder is an individual, Stockholder has the legal capacity to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby;

b)

this Agreement has been duly executed and delivered by or on behalf of Stockholder and, to Stockholder’s knowledge and assuming this Agreement constitutes a valid and binding agreement of the Company and Parent, constitutes a valid and binding agreement with respect to Stockholder, enforceable against Stockholder in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of Law or a court of equity and by bankruptcy, insolvency and similar Laws affecting creditors’ rights and remedies generally;

c)

Stockholder beneficially owns the number of Shares indicated opposite Stockholder’s name on Schedule 1, and will own any New Shares, in each case free and clear of any liens, claims, charges or other encumbrances or restrictions of any kind whatsoever (“Liens”), and has sole or shared, and otherwise unrestricted, voting power with respect to such Shares or New Shares and none of the Shares or New Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Shares or the New Shares, except as contemplated by this Agreement;

d)

the execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of his, her or its obligations hereunder and the compliance by Stockholder with any provisions hereof will not, violate or conflict with, result in a material breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Liens on any Shares or New Shares pursuant to, any agreement, instrument, note, bond, mortgage, Contract, lease, license, permit or other obligation or any order, arbitration award, judgment or decree to which Stockholder is a party or by which Stockholder is bound, or any Law, statute, rule or regulation to which Stockholder is subject or, in the event that Stockholder is a corporation, partnership, trust or other Entity, any bylaw or other Organizational Document of Stockholder; except for any of the foregoing as would not reasonably be expected to prevent or delay the performance by Stockholder of his, her or its obligations under this Agreement in any material respect;

e)

the execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder does not and will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body or regulatory authority by Stockholder except for applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by Stockholder of his, her or its obligations under this Agreement in any material respect;

f)

no investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent or the Company in respect of this Agreement based upon any Contract made by or on behalf of Stockholder; and

g)

as of the date of this Agreement, there is no Legal Proceeding pending or, to the knowledge of Stockholder, threatened against Stockholder that would reasonably be expected to prevent or delay the performance by Stockholder of his, her or its obligations under this Agreement in any material respect.

6)

Irrevocable Proxy. Subject to the final sentence of this Section 6, by execution of this Agreement, Stockholder does hereby appoint the Company and any of its designees with full power of substitution and resubstitution, as Stockholder’s true and lawful attorney and irrevocable proxy, to the fullest extent of Stockholder’s rights with respect to the Shares, to vote and exercise all voting and related rights, including the right to sign Stockholder’s name (solely in its capacity as a stockholder) to any stockholder consent, if Stockholder is unable to perform or otherwise does not perform his, her or its obligations under this Agreement, with respect to such Shares solely with respect to the matters set forth in Section 1 hereof. Stockholder intends this proxy to be irrevocable and coupled with an interest hereunder until the Expiration Date, hereby revokes any proxy previously granted by Stockholder with respect to the Shares and represents that none of such previously-granted proxies are irrevocable. The irrevocably proxy and power of attorney granted herein shall survive the death or incapacity of Stockholder and the obligations of Stockholder shall be binding on Stockholder’s heirs, personal representatives, successors, transferees and assigns. Stockholder hereby agrees not to grant any subsequent powers of attorney or proxies with respect to any Shares with respect to the matters set forth in Section 1 until after the Expiration Date. Notwithstanding anything contained herein to the contrary, this irrevocable proxy shall automatically terminate upon the Expiration Date.

7)

Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with, and not exclusive of, any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof without the need of posting bond in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at Law or in equity.

8)

Directors and Officers. This Agreement shall apply to Stockholder solely in Stockholder’s capacity as a stockholder of Parent and/or holder of Parent Options and/or Parent Restricted Stock Units and not in Stockholder’s capacity as a director, officer or employee of Parent or any of its Subsidiaries or in Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or require Stockholder to attempt to) limit or restrict a director and/or officer of Parent in the exercise of his or her fiduciary duties as a director and/or officer of Parent or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director and/or officer of Parent or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee and/or fiduciary.

9)

No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to Stockholder, and the Company does not have authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Parent or exercise any power or authority to direct Stockholder in the voting of any of the Shares, except as otherwise provided herein.

10)

Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, nothing set forth in this Section 10 or elsewhere in this Agreement shall relieve any party from liability for any fraud or for any willful and material breach of this Agreement prior to termination hereof.

11)

Further Assurances. Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Company or Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and the Contemplated Transactions.

12)

Disclosure. Stockholder hereby agrees that Parent and the Company may publish and disclose in any registration statement, any prospectus filed with any regulatory authority in connection with the Contemplated Transactions and any related documents filed with such regulatory authority and as otherwise required by Law, Stockholder’s identity and ownership of Shares and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement and may further file this Agreement as an exhibit to any registration statement or prospectus or in any other filing made by Parent or the Company as required by Law or the terms of the Merger Agreement, including with the SEC or other regulatory authority, relating to the Contemplated Transactions, all subject to prior review and an opportunity to comment by Stockholder’s counsel. Prior to the Closing, Stockholder shall not, and shall use its reasonable best efforts to cause its representatives not to, directly or indirectly, make any press release, public announcement or other public communication that criticizes or disparages this Agreement or the Merger Agreement or any of the Contemplated Transactions, without the prior written consent of Parent and the Company, provided that the foregoing shall not limit or affect any actions taken by Stockholder (or any affiliated officer or director of Stockholder) that would be permitted to be taken by Stockholder, Parent or the Company pursuant to the Merger Agreement; provided, further, that the foregoing shall not effect any actions of Stockholder the prohibition of which would be prohibited under applicable Law.

13)

Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery), by facsimile transmission (providing confirmation of transmission) or by electronic transmission (providing confirmation of transmission) to the Company or Parent, as the case may be, in accordance with Section 8.8 of the Merger Agreement and to Stockholder at his, her or its address or email address (providing confirmation of transmission) set forth on Schedule 1 attached hereto (or at such other address for a party as shall be specified by like notice).

14)

Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

15)

Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that neither this Agreement nor any of a party’s rights or obligations hereunder may be assigned or delegated by such party without the prior written consent of the other parties hereto, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by such party without the other party’s prior written consent shall be void and of no effect. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

16)

No Waivers. No waivers of any breach of this Agreement extended by the Company or Parent to Stockholder shall be construed as a waiver of any rights or remedies of the Company or Parent, as applicable, with respect to any other stockholder of Parent who has executed an agreement substantially in the form of this Agreement with respect to Shares held or subsequently held by such stockholder or with respect to any subsequent breach of Stockholder or any other stockholder of Parent. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

17)

Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the state of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws. In any action or Legal Proceeding between any of the parties arising out of or relating to this Agreement, each of the parties: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the state of Delaware or to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (ii) agrees that all claims in respect of such action or Legal Proceeding shall be heard and determined exclusively in accordance with clause (i) of this Section 17, (iii) waives any objection to laying venue in any such action or Legal Proceeding in such courts, (iv) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party, and (v) agrees that service of process upon such party in any such action or Legal Proceeding shall be effective if notice is given in accordance with Section 13 of this Agreement.

18)

Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR LEGAL PROCEEDING RELATED TO OR ARISING OUT OF THIS AGREEMENT, ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH AND THE MATTERS CONTEMPLATED HEREBY AND THEREBY.

19)

No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a Contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Parent Board has approved, for purposes of any applicable anti-takeover Laws and regulations and any applicable provision of the certificate of incorporation of Parent, the Merger Agreement and the Contemplated Transactions, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

20)

Entire Agreement; Counterparts; Exchanges by Facsimile. This Agreement and the other agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by all parties by facsimile or electronic transmission via “.pdf” shall be sufficient to bind the parties to the terms and conditions of this Agreement.

21)

Amendment. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed on behalf of each party hereto; provided, however, that the rights or obligations of any Stockholder may be waived, amended or otherwise modified in a writing signed by Parent (for the avoidance of doubt, with the prior written approval required by Part 4 of Parent’s Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock), the Company and Stockholder.

22)

Fees and Expenses. Except as otherwise specifically provided herein, the Merger Agreement or any other agreement contemplated by the Merger Agreement to which a party hereto is a party, each party hereto shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

23)

Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the parties. Each of the parties hereby acknowledges, represents and warrants that (i) it has read and fully understood this Agreement and the implications and consequences thereof; (ii) it has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or it has made a voluntary and informed decision to decline to seek such counsel; and (iii) it is fully aware of the legal and binding effect of this Agreement.

24)	Construction.

a)

For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

b)

The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

c)

As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

d)	Except as otherwise indicated, all references in this Agreement to “Sections,” and “Schedules” are intended to refer to Sections of this Agreement and Schedules to this Agreement, respectively.

e)

The underlined headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

[Remainder of Page has Intentionally Been Left Blank]

EXECUTED as of the date first above written.

[STOCKHOLDER]

Signature:

Name (if an Entity):
Title (if an Entity):

EXECUTED as of the date first above written.

BAUDAX BIO, INC.

By:
	Name:	Gerri Henwood
	Title:	Chief Executive Officer

TERAIMMUNE, INC.

By:
	Name:	Yongchan Kim
	Title:	Chief Executive Officer

[Signature Page to Support Agreement]

SCHEDULE 1

Name, Address and Email Address of Stockholder	Shares of Parent Common Stock	Parent Options	Parent Restricted Stock Units

Exhibit D

BAUDAX BIO, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES X NON-VOTING CONVERTIBLE PREFERRED STOCK

Pursuant to Section 1522 of the

Pennsylvania Business Corporation Law of 1988

THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Baudax Bio, Inc., a Pennsylvania corporation (the “Corporation”), that the following resolution was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”), in accordance with the provisions of Section 1522 of the Pennsylvania Business Corporation Law of 1988 (the “PBCL”), at a meeting duly called and held on June 27, 2023 which resolution provides for the creation of a series of the Corporation’s preferred stock, par value $0.01 per share, which is designated as “Series X Non-Voting Convertible Preferred Stock,” with the preferences, rights and limitations set forth herein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Corporation.

WHEREAS: the Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), provides for a class of its authorized stock known as preferred stock, consisting of 10,000,000 shares, $0.01 par value per share (the “Preferred Stock”), issuable from time to time in one or more series.

RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, (i) a series of Preferred Stock of the Corporation be, and hereby is authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance of [•] shares of “Series X Non-Voting Convertible Preferred Stock” pursuant to and upon the terms and conditions set forth in the Agreement and Plan of Merger, dated as of the date hereof, by and among the Corporation, Bounce Merger Sub I, Inc., a Delaware corporation, Bounce Merger Sub II, LLC, a Delaware limited liability company and TeleImmune, Inc., a Delaware corporation (the “Merger Agreement”) and (iii) the Board of Directors hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such new series of Preferred Stock, including, without limitation, the dividend rights, conversion rights, and liquidation preferences thereof, in addition to any provisions set forth in the Certificate of Incorporation that are applicable to any and all classes and series of the Preferred Stock, as follows:

TERMS OF SERIES X NON-VOTING CONVERTIBLE PREFERRED STOCK

1.	Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the Commonwealth of Pennsylvania are authorized or required by law or other governmental action to close; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in Pennsylvania are generally are open for use by customers on such day.

“Buy-In” shall have the meaning set forth in Section 6.4.4.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.01 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series X Non-Voting Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means a holder of shares of Series X Non-Voting Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, NYSE American or the New York Stock Exchange (or any successors to any of the foregoing).

2.

Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation’s Series X Non-Voting Convertible Preferred Stock (the “Series X Non-Voting Preferred Stock”) and the number of shares so designated shall be [•]. Each share of Series X Non-Voting Preferred Stock shall have a par value of $0.01 per share.

3.

Dividends. Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of the Series X Non-Voting Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Beneficial Ownership Limitation) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock. Other than as set forth in the previous sentence, no other dividends shall be paid on shares of Series X Non-Voting Preferred Stock, and the Corporation shall pay no dividends (other than dividends payable in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence.

4.	Voting Rights.

4.1

Except as otherwise provided herein or as otherwise required by the PBCL, the Series X Non-Voting Preferred Stock shall have no voting rights. However, as long as any shares of Series X Non-Voting Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series X Non-Voting Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Series X Non-Voting Preferred Stock or alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series X Non-Voting Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise, (ii) issue further shares of Series X Non-Voting Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series X Non-Voting Preferred Stock, (iii) prior to the Shareholder Approval (as defined below) or at any time while at least 30% of the originally issued Series X Non-Voting Preferred Stock remains issued and outstanding, consummate either: (A) any Fundamental Transaction (as defined below) or (B) any merger or consolidation of the Corporation with or into another entity or any stock sale to, or other business combination in which the shareholders of the Corporation immediately before such transaction do not hold at least a majority of the capital stock of the Corporation immediately after such transaction or (iv) enter into any agreement with respect to any of the foregoing.

4.2

Any vote required or permitted under Section 4.1 may be taken at a meeting of the Holders or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by Holders representing a majority of the outstanding shares of Series X Non-Voting Preferred Stock.

5.	Rank; Liquidation.

5.1

The Series X Non-Voting Preferred Stock shall rank on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily.

5.2

Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Preferred Stock were fully converted (disregarding for such purpose any Beneficial Ownership Limitations) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock, plus an additional amount equal to any dividends declared but unpaid to such shares. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Corporation expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.

6.	Conversion.

6.1	Automatic and Optional Conversions. The shares of Series X Non-Voting Preferred Stock shall be convertible into shares of Common Stock as follows:

6.1.1

Automatic Conversion on Shareholder Approval. Effective as of 5:00 p.m. Eastern Time on the 2nd Trading Day after the Corporation’s shareholders approve the conversion of the Series X Non-Voting Preferred Stock into shares of Common Stock in accordance with the listing rules of the applicable Trading Market (the “Shareholder Approval”), each share of Series X Non-Voting Preferred Stock then outstanding shall automatically convert into a number of shares of Common Stock equal to the Conversion Ratio, subject to the Beneficial Ownership Limitation set forth in Section 6.3 (the “Automatic Conversion”). In determining the application of the Beneficial Ownership Limitations solely with respect to the Automatic Conversion, the Corporation shall calculate beneficial ownership for each Holder assuming beneficial ownership of: (x) the number of shares of Common Stock issuable in such Automatic Conversion, plus (y) any additional shares of Common Stock for which a Holder has provided the Corporation with prior written notice of beneficial ownership within 45 days prior to the date of Shareholder Approval (a “Beneficial Ownership Statement”). If a Holder fails to provide the Corporation with a Beneficial Ownership Statement within 45 days prior to the date of Shareholder Approval, then the Corporation shall presume the Holder’s beneficial ownership of Common Stock (apart from the Initial Conversion Shares) to be zero. The shares of Common Stock issued upon the Automatic Conversion are referred to as the “Initial Conversion Shares” and shares of Series X Non-Voting Preferred Stock that are converted in the Automatic Conversion are referred to as the “Converted Stock”. The Initial Conversion Shares shall be issued as follows:

(a)

Converted Stock that is registered in book entry form shall be automatically cancelled upon the Automatic Conversion and converted into the corresponding Initial Conversion Shares, which shares shall be issued in book entry form and without any action on the part of the Holders.

(b)

Converted Stock that is issued in certificated form shall be deemed converted into the corresponding Initial Conversion Shares on the date of Automatic Conversion and the Holder’s rights as a holder of such shares of Converted Stock shall cease and terminate on such date, excepting only the right to receive the Initial Conversion Shares upon the Holder tendering to the Corporation (or its designated agent) the stock certificate(s) (duly endorsed) representing such certificated Converted Stock.

(c)

Notwithstanding the cancellation of the Converted Stock upon the Automatic Conversion, Holders of Converted Stock shall continue to have any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert the Converted Stock.

6.1.2

Optional Conversion Following Shareholder Approval. Subject to Section 6.1.1 and Section 6.3, at any time and from time to time as of 5:00 p.m. Eastern time on the 2nd Trading Day after Shareholder Approval is obtained, each Holder may, at its option, effect conversions other than the Automatic Conversion of shares of Series X Non-Voting Preferred Stock into a number of shares of Common Stock equal to the Conversion Ratio (each, an “Optional Conversion”) by providing the Corporation with the form of conversion notice attached hereto as ANNEX A (a “Notice of Conversion”), duly completed and executed. Provided the Corporation’s transfer agent is participating in the DTC Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The “Conversion Date”, or the date on which an Optional Conversion shall be deemed effective, shall be the Trading Day that the Notice of Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Corporation; provided, that the original certificate(s) (if any) representing such shares of Series X Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation within two Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original certificate(s) (if any) representing such shares of Series X Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.

6.2

Conversion Ratio. The “Conversion Ratio” for each share of Series X Non-Voting Preferred Stock shall be [1,000] shares of Common Stock issuable upon the conversion (the “Conversion”) of each share of Series X Non-Voting Preferred Stock (corresponding to a ratio of 1,000:1), subject to adjustment as provided herein.

6.3

Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of the Series X Non-Voting Preferred Stock, and a Holder shall not have the right to convert any portion of the Series X Non-Voting Preferred Stock, to the extent that, after giving effect to an attempted or proposed conversion pursuant to the Automatic Conversion or pursuant to an Optional Conversion set forth on an applicable Notice of Conversion, as the case may be, such Holder (together with any other Person whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series X Non-Voting Preferred Stock subject to the Automatic Conversion or the Notice of Conversion, as applicable, with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series X Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained herein. For purposes of this Section 6.3, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission. For purposes of this Section 6.3, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the Commission, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a Holder (which may be by email), the Corporation shall, within three Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series X Non-Voting Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall be set at 19.9% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to the Automatic Conversion or such Notice of Conversion, as applicable (to the extent permitted pursuant to this Section 6.3). The Corporation shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation.

6.4	Mechanics of Conversion.

6.4.1

Delivery of Certificate or Electronic Issuance. Upon Conversion not later than two Trading Days after the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), two Trading Days after receipt by the Corporation of the original certificate(s) representing such shares of Series X Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Corporation shall either: (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of shares of Series X Non-Voting Preferred Stock, or (b) in the case of a DWAC Delivery (if available and if so requested by the Holder), electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates for the Conversion Shares are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Corporation at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Corporation shall promptly return to such Holder any original Series X Non-Voting Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return to the Corporation any Common Stock certificates or otherwise direct the return of any shares of Common Stock delivered to the Holder through the DWAC system, representing the shares of Series X Non-Voting Preferred Stock unsuccessfully tendered for conversion to the Corporation.

6.4.2

Obligation Absolute. Subject to Section 6.3 hereof and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.4.1 above, the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series X Non-Voting Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 6.3 hereof and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.4.1 above, in the event a Holder shall elect to convert any or all of its Series X Non-Voting Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series X Non-Voting Preferred Stock of such Holder shall have been sought and obtained by the Corporation, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series X Non-Voting Preferred Stock which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall, subject to Section 6.3 hereof and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.4.1 above, issue Conversion Shares upon a properly noticed conversion.

6.4.3

Cash Settlement. If, at any time after the earlier of Shareholder Approval or six months after the initial issuance of the Series X Non-Voting Preferred Stock, the Corporation fails to deliver to a Holder such certificate or certificates, or electronically deliver (or cause its transfer agent to electronically deliver) such shares in the case of a DWAC Delivery, pursuant to Section 6.4.1 on or prior to the 3rd Trading Day after the Share Delivery Date applicable to such conversion (other than a failure caused by incorrect or incomplete information provided by Holder to the Corporation), then, unless the Holder has rescinded the applicable Notice of Conversion pursuant to Section 6.4.1 above, the Corporation shall, at the request of the Holder, pay an amount equal to the Fair Value (defined below) of such undelivered shares, with such payment to be made within two Business Days from the date of request by the Holder, whereupon the Corporation’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished. For purposes of this Section 6.4.3, the “Fair Value” of shares shall be fixed with reference to the last reported closing stock price on the principal Trading Market on which the Common Stock is listed as of the Trading Day immediately prior to the date on which the Notice of Conversion is delivered to the Corporation. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.4.3 shall be available irrespective of the reason for the Corporation’s failure to timely deliver Conversion Shares (other than a failure caused by incorrect or incomplete information provided by Holder to the Corporation), including due to limitations set forth in Section 6.4.7, the lack of obtaining Shareholder Approval, or due to applicable stock exchange rules.

6.4.4

Buy-In on Failure to Timely Deliver Certificates. If the Corporation fails to deliver to a Holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6.4.1 (other than a failure caused by incorrect or incomplete information provided by Holder to the Corporation), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series X Non-Voting Preferred Stock equal to the number of shares of Series X Non-Voting Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.4.1. For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series X Non-Voting Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice, within three Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series X Non-Voting Preferred Stock as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.4.3; provided, however, that such Holder shall not be entitled any recoveries in excess of the amount of such Holder’s damagers or losses from such failure by the Corporation, and in particular, and without limiting the foregoing prohibition on excess recoveries, that such Holder shall not be entitled to both (i) require the reissuance of the shares of Series X Non-Voting Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.4.1.

6.4.5

Reservation of Shares Issuable Upon Conversion. From and after the date of the shareholder approval to increase authorized Common Stock as contemplated by the Merger Agreement, the Corporation covenants that at all times it will reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series X Non-Voting Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series X Non-Voting Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Series X Non-Voting Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

6.4.6

Limitation on Conversion. In the event that any Holder elects to convert shares of Series X Non-Voting Preferred Stock into Conversion Shares pursuant to Section 6.1, the number of shares of Common Stock into which the shares of Series X Non-Voting Preferred Stock can then be converted upon such exercise pursuant to this Certificate of Designations shall not exceed the maximum number of unissued and otherwise unreserved shares of Common Stock which the Corporation may issue under the Certificate of Incorporation at any given time.

6.4.7

Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series X Non-Voting Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the closing price of a share of Common Stock on The Nasdaq Stock Market on the applicable conversion date. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series X Non-Voting Preferred Stock the Holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

6.4.8

Transfer Taxes. The issuance of certificates for shares of the Common Stock upon conversion of the Series X Non-Voting Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such shares of Series X Non-Voting Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

6.5

Status as Shareholder. Upon each Conversion Date, (i) the shares of Series X Non-Voting Preferred Stock being converted shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a holder of such converted shares of Series X Non-Voting Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series X Non-Voting Preferred Stock. In no event shall the Series X Non-Voting Preferred Stock convert into shares of Common Stock prior to the Shareholder Approval.

7.	Certain Adjustments.

7.1

Stock Dividends and Stock Splits. If the Corporation, at any time while the Series X Non-Voting Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of the Series X Non-Voting Preferred Stock) with respect to the then outstanding shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; or (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7.1 shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

7.2

Fundamental Transaction. If, at any time while the Series X Non-Voting Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person or any stock sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than any such transaction in which the Corporation is the surviving or continuing entity and its Common Stock is not exchanged for or converted into other securities, cash or property), (B) the Corporation effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which more than 50% of the Common Stock not held by the Corporation or such Person is exchanged for or converted into other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7.1 above) to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of the Series X Non-Voting Preferred Stock the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the Series X Non-Voting Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new certificate of designations with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement to which the Corporation is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7.2 and insuring that the Series X Non-Voting Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Corporation shall cause to be delivered to each Holder, at its last address as it shall appear upon the stock books of the Corporation, written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close.

7.3

Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

8.

Redemption. The shares of Series X Non-Voting Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law, nor shall the foregoing limit the Holder’s rights under Section 6.4.3.

9.

Transfer. A Holder may transfer such shares of Series X Non-Voting Preferred Stock in whole, or in part, together with the accompanying rights set forth herein, held by such Holder without the consent of the Corporation; provided that such transfer is in compliance with applicable securities laws. The Corporation shall in good faith (i) do and perform, or cause to be done and performed, all such further acts and things, and (ii) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any Holder may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9.

10.

Series X Non-Voting Preferred Stock Register. The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the Holders in accordance with Section 11), a register for the Series X Non-Voting Preferred Stock, in which the Corporation shall record (i) the name, address, electronic mail address and facsimile number of each holder in whose name the shares of Series X Non-Voting Preferred Stock have been issued and (ii) the name, address, electronic mail address and facsimile number of each transferee of any shares of Series X Non-Voting Preferred Stock. The Corporation may treat the person in whose name any share of Series X Non-Voting Preferred Stock is registered on the register as the owner and holder thereof for all purposes. The Corporation shall keep the register open and available at all times during business hours for inspection by any holder of Series X Non-Voting Preferred Stock or his, her or its legal representatives.

11.

Notices. Any notice required or permitted by the provisions of this Certificate of Designations to be given to a holder of shares of Series X Non-Voting Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the PBCL, and shall be deemed sent upon such mailing or electronic transmission.

12.

Book-Entry; Certificates. The Series X Non-Voting Preferred Stock will be issued in book-entry form; provided that, if a Holder requests that such Holder’s shares of Series X Non-Voting Preferred Stock be issued in certificated form, the Corporation will instead issue a stock certificate to such Holder representing such Holder’s shares of Series X Non-Voting Preferred Stock. To the extent that any shares of Series X Non-Voting Preferred Stock are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.

13.

Lost or Mutilated Series X Non-Voting Preferred Stock Certificate. If a Holder’s Series X Non-Voting Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series X Non-Voting Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation and, in each case, customary and reasonable indemnity, if requested by the Corporation. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Corporation may prescribe.

14.

Waiver. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained in this Certificate of Designation and any right of the Holders granted under this Certificate of Designation may be waived as to all shares of Series X Non-Voting Preferred Stock (and the Holders thereof) upon the written consent of the Holders of not less than a majority of the shares of Series X Non-Voting Preferred Stock then outstanding, unless a higher percentage is required by the PBCL, in which case the written consent of the Holders of not less than such higher percentage shall be required.

15.

Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

16.

Status of Converted Series X Non-Voting Preferred Stock. If any shares of Series X Non-Voting Preferred Stock shall be converted or redeemed by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series X Non-Voting Preferred Stock.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation of Preferences, Rights and Limitations of Series X Non-Voting Convertible Preferred Stock to be duly executed by its President and Chief Executive Officer, this 30th day of June, 2023.

Baudax Bio, Inc.

By:	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Chief Executive Officer

[Signature Page to Certificate of Designation of Preferences, Rights and Limitations]

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF

SERIES X NON-VOTING CONVERTIBLE PREFERRED STOCK)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series X Non-Voting Preferred Stock indicated below, represented by stock certificate No(s). represented in book-entry form, into shares of common stock, par value $0.01 per share (the “Common Stock”), of Baudax Bio, Inc. (the “Corporation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series X Non-Voting Convertible Preferred Stock (the “Certificate of Designations”) filed by the Corporation with the Secretary of the Commonwealth of Pennsylvania on June 30, 2023.

As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series X Non-Voting Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series X Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6.3 of the Certificate of Designations, is [•]%. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.

CONVERSION CALCULATIONS:

Date to Effect Conversion: _______

Number of shares of Series X Non-Voting Preferred Stock owned prior to Conversion: _______________________

Number of shares of Series X Non-Voting Preferred Stock to be Converted: _____________________

Number of shares of Common Stock to be Issued: _____________________

Address for delivery of physical certificates: _____________________

For DWAC Delivery, please provide the following:

Broker no: _____________________

Account no: _____________________

[HOLDER]

By:
Name:
Title:

Exhibit E

Company Board Designees

1. Yong Chan Kim

2. Daniel Chai

3. Geraldine Henwood

Exhibit 3.1

BAUDAX BIO, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES X NON-VOTING CONVERTIBLE PREFERRED STOCK

Pursuant to Section 1522 of the

Pennsylvania Business Corporation Law of 1988

THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Baudax Bio, Inc., a Pennsylvania corporation (the “Corporation”), that the following resolution was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”), in accordance with the provisions of Section 1522 of the Pennsylvania Business Corporation Law of 1988 (the “PBCL”), at a meeting duly called and held on June 27, 2023 which resolution provides for the creation of a series of the Corporation’s preferred stock, par value $0.01 per share, which is designated as “Series X Non-Voting Convertible Preferred Stock,” with the preferences, rights and limitations set forth herein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Corporation.

WHEREAS: the Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), provides for a class of its authorized stock known as preferred stock, consisting of 10,000,000 shares, $0.01 par value per share (the “Preferred Stock”), issuable from time to time in one or more series.

RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, (i) a series of Preferred Stock of the Corporation be, and hereby is authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance of 27,089.719 shares of “Series X Non-Voting Convertible Preferred Stock” pursuant to and upon the terms and conditions set forth in the Agreement and Plan of Merger, dated as of the date hereof, by and among the Corporation, Bounce Merger Sub I, Inc., a Delaware corporation, Bounce Merger Sub II, LLC, a Delaware limited liability company and TeleImmune, Inc., a Delaware corporation (the “Merger Agreement”) and (iii) the Board of Directors hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such new series of Preferred Stock, including, without limitation, the dividend rights, conversion rights, and liquidation preferences thereof, in addition to any provisions set forth in the Certificate of Incorporation that are applicable to any and all classes and series of the Preferred Stock, as follows:

TERMS OF SERIES X NON-VOTING CONVERTIBLE PREFERRED STOCK

1.	Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the Commonwealth of Pennsylvania are authorized or required by law or other governmental action to close; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in Pennsylvania are generally are open for use by customers on such day.

“Buy-In” shall have the meaning set forth in Section 6.4.4.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.01 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series X Non-Voting Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means a holder of shares of Series X Non-Voting Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, NYSE American or the New York Stock Exchange (or any successors to any of the foregoing).

2.

Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation’s Series X Non-Voting Convertible Preferred Stock (the “Series X Non-Voting Preferred Stock”) and the number of shares so designated shall be 27,089.719. Each share of Series X Non-Voting Preferred Stock shall have a par value of $0.01 per share.

3.

Dividends. Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of the Series X Non-Voting Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Beneficial Ownership Limitation) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock. Other than as set forth in the previous sentence, no other dividends shall be paid on shares of Series X Non-Voting Preferred Stock, and the Corporation shall pay no dividends (other than dividends payable in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence.

4.	Voting Rights.

4.1

Except as otherwise provided herein or as otherwise required by the PBCL, the Series X Non-Voting Preferred Stock shall have no voting rights. However, as long as any shares of Series X Non-Voting Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series X Non-Voting Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Series X Non-Voting Preferred Stock or alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or bylaws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series X Non-Voting Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise, (ii) issue further shares of Series X Non-Voting Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series X Non-Voting Preferred Stock, (iii) prior to the Shareholder Approval (as defined below) or at any time while at least 30% of the originally issued Series X Non-Voting Preferred Stock remains issued and outstanding, consummate either: (A) any Fundamental Transaction (as defined below) or (B) any merger or consolidation of the Corporation with or into another entity or any stock sale to, or other business combination in which the shareholders of the Corporation immediately before such transaction do not hold at least a majority of the capital stock of the Corporation immediately after such transaction or (iv) enter into any agreement with respect to any of the foregoing.

4.2

Any vote required or permitted under Section 4.1 may be taken at a meeting of the Holders or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by Holders representing a majority of the outstanding shares of Series X Non-Voting Preferred Stock.

5.	Rank; Liquidation.

5.1

The Series X Non-Voting Preferred Stock shall rank on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily.

5.2

Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Preferred Stock were fully converted (disregarding for such purpose any Beneficial Ownership Limitations) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock, plus an additional amount equal to any dividends declared but unpaid to such shares. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Corporation expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.

6.	Conversion.

6.1	Automatic and Optional Conversions. The shares of Series X Non-Voting Preferred Stock shall be convertible into shares of Common Stock as follows:

6.1.1

Automatic Conversion on Shareholder Approval. Effective as of 5:00 p.m. Eastern Time on the 2nd Trading Day after the Corporation’s shareholders approve the conversion of the Series X Non-Voting Preferred Stock into shares of Common Stock in accordance with the listing rules of the applicable Trading Market (the “Shareholder Approval”), each share of Series X Non-Voting Preferred Stock then outstanding shall automatically convert into a number of shares of Common Stock equal to the Conversion Ratio, subject to the Beneficial Ownership Limitation set forth in Section 6.3 (the “Automatic Conversion”). In determining the application of the Beneficial Ownership Limitations solely with respect to the Automatic Conversion, the Corporation shall calculate beneficial ownership for each Holder assuming beneficial ownership of: (x) the number of shares of Common Stock issuable in such Automatic Conversion, plus (y) any additional shares of Common Stock for which a Holder has provided the Corporation with prior written notice of beneficial ownership within 45 days prior to the date of Shareholder Approval (a “Beneficial Ownership Statement”). If a Holder fails to provide the Corporation with a Beneficial Ownership Statement within 45 days prior to the date of Shareholder Approval, then the Corporation shall presume the Holder’s beneficial ownership of Common Stock (apart from the Initial Conversion Shares) to be zero. The shares of Common Stock issued upon the Automatic Conversion are referred to as the “Initial Conversion Shares” and shares of Series X Non-Voting Preferred Stock that are converted in the Automatic Conversion are referred to as the “Converted Stock”. The Initial Conversion Shares shall be issued as follows:

(a)

Converted Stock that is registered in book entry form shall be automatically cancelled upon the Automatic Conversion and converted into the corresponding Initial Conversion Shares, which shares shall be issued in book entry form and without any action on the part of the Holders.

(b)

Converted Stock that is issued in certificated form shall be deemed converted into the corresponding Initial Conversion Shares on the date of Automatic Conversion and the Holder’s rights as a holder of such shares of Converted Stock shall cease and terminate on such date, excepting only the right to receive the Initial Conversion Shares upon the Holder tendering to the Corporation (or its designated agent) the stock certificate(s) (duly endorsed) representing such certificated Converted Stock.

(c)

Notwithstanding the cancellation of the Converted Stock upon the Automatic Conversion, Holders of Converted Stock shall continue to have any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert the Converted Stock.

6.1.2

Optional Conversion Following Shareholder Approval. Subject to Section 6.1.1 and Section 6.3, at any time and from time to time as of 5:00 p.m. Eastern time on the 2nd Trading Day after Shareholder Approval is obtained, each Holder may, at its option, effect conversions other than the Automatic Conversion of shares of Series X Non-Voting Preferred Stock into a number of shares of Common Stock equal to the Conversion Ratio (each, an “Optional Conversion”) by providing the Corporation with the form of conversion notice attached hereto as ANNEX A (a “Notice of Conversion”), duly completed and executed. Provided the Corporation’s transfer agent is participating in the DTC Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The “Conversion Date”, or the date on which an Optional Conversion shall be deemed effective, shall be the Trading Day that the Notice of Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Corporation; provided, that the original certificate(s) (if any) representing such shares of Series X Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation within two Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original certificate(s) (if any) representing such shares of Series X Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.

6.2

Conversion Ratio. The “Conversion Ratio” for each share of Series X Non-Voting Preferred Stock shall be 1,000 shares of Common Stock issuable upon the conversion (the “Conversion”) of each share of Series X Non-Voting Preferred Stock (corresponding to a ratio of 1,000:1), subject to adjustment as provided herein.

6.3

Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of the Series X Non-Voting Preferred Stock, and a Holder shall not have the right to convert any portion of the Series X Non-Voting Preferred Stock, to the extent that, after giving effect to an attempted or proposed conversion pursuant to the Automatic Conversion or pursuant to an Optional Conversion set forth on an applicable Notice of Conversion, as the case may be, such Holder (together with any other Person whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series X Non-Voting Preferred Stock subject to the Automatic Conversion or the Notice of Conversion, as applicable, with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series X Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained herein. For purposes of this Section 6.3, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission. For purposes of this Section 6.3, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the Commission, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a Holder (which may be by email), the Corporation shall, within three Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series X Non-Voting Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall be set at 19.9% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to the Automatic Conversion or such Notice of Conversion, as applicable (to the extent permitted pursuant to this Section 6.3). The Corporation shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation.

6.4	Mechanics of Conversion.

6.4.1

Delivery of Certificate or Electronic Issuance. Upon Conversion not later than two Trading Days after the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), two Trading Days after receipt by the Corporation of the original certificate(s) representing such shares of Series X Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Corporation shall either: (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of shares of Series X Non-Voting Preferred Stock, or (b) in the case of a DWAC Delivery (if available and if so requested by the Holder), electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates for the Conversion Shares are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Corporation at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Corporation shall promptly return to such Holder any original Series X Non-Voting Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return to the Corporation any Common Stock certificates or otherwise direct the return of any shares of Common Stock delivered to the Holder through the DWAC system, representing the shares of Series X Non-Voting Preferred Stock unsuccessfully tendered for conversion to the Corporation.

6.4.2

Obligation Absolute. Subject to Section 6.3 hereof and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.4.1 above, the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series X Non-Voting Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 6.3 hereof and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.4.1 above, in the event a Holder shall elect to convert any or all of its Series X Non-Voting Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series X Non-Voting Preferred Stock of such Holder shall have been sought and obtained by the Corporation, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series X Non-Voting Preferred Stock which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall, subject to Section 6.3 hereof and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.4.1 above, issue Conversion Shares upon a properly noticed conversion.

6.4.3

Cash Settlement. If, at any time after the earlier of Shareholder Approval or six months after the initial issuance of the Series X Non-Voting Preferred Stock, the Corporation fails to deliver to a Holder such certificate or certificates, or electronically deliver (or cause its transfer agent to electronically deliver) such shares in the case of a DWAC Delivery, pursuant to Section 6.4.1 on or prior to the 3rd Trading Day after the Share Delivery Date applicable to such conversion (other than a failure caused by incorrect or incomplete information provided by Holder to the Corporation), then, unless the Holder has rescinded the applicable Notice of Conversion pursuant to Section 6.4.1 above, the Corporation shall, at the request of the Holder, pay an amount equal to the Fair Value (defined below) of such undelivered shares, with such payment to be made within two Business Days from the date of request by the Holder, whereupon the Corporation’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished. For purposes of this Section 6.4.3, the “Fair Value” of shares shall be fixed with reference to the last reported closing stock price on the principal Trading Market on which the Common Stock is listed as of the Trading Day immediately prior to the date on which the Notice of Conversion is delivered to the Corporation. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.4.3 shall be available irrespective of the reason for the Corporation’s failure to timely deliver Conversion Shares (other than a failure caused by incorrect or incomplete information provided by Holder to the Corporation), including due to limitations set forth in Section 6.4.7, the lack of obtaining Shareholder Approval, or due to applicable stock exchange rules.

6.4.4

Buy-In on Failure to Timely Deliver Certificates. If the Corporation fails to deliver to a Holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6.4.1 (other than a failure caused by incorrect or incomplete information provided by Holder to the Corporation), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series X Non-Voting Preferred Stock equal to the number of shares of Series X Non-Voting Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.4.1. For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series X Non-Voting Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice, within three Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series X Non-Voting Preferred Stock as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.4.3; provided, however, that such Holder shall not be entitled any recoveries in excess of the amount of such Holder’s damagers or losses from such failure by the Corporation, and in particular, and without limiting the foregoing prohibition on excess recoveries, that such Holder shall not be entitled to both (i) require the reissuance of the shares of Series X Non-Voting Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.4.1.

6.4.5

Reservation of Shares Issuable Upon Conversion. From and after the date of the shareholder approval to increase authorized Common Stock as contemplated by the Merger Agreement, the Corporation covenants that at all times it will reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series X Non-Voting Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series X Non-Voting Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Series X Non-Voting Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

6.4.6

Limitation on Conversion. In the event that any Holder elects to convert shares of Series X Non-Voting Preferred Stock into Conversion Shares pursuant to Section 6.1, the number of shares of Common Stock into which the shares of Series X Non-Voting Preferred Stock can then be converted upon such exercise pursuant to this Certificate of Designations shall not exceed the maximum number of unissued and otherwise unreserved shares of Common Stock which the Corporation may issue under the Certificate of Incorporation at any given time.

6.4.7

Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series X Non-Voting Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the closing price of a share of Common Stock on The Nasdaq Stock Market on the applicable conversion date. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series X Non-Voting Preferred Stock the Holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

6.4.8

Transfer Taxes. The issuance of certificates for shares of the Common Stock upon conversion of the Series X Non-Voting Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such shares of Series X Non-Voting Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

6.5

Status as Shareholder. Upon each Conversion Date, (i) the shares of Series X Non-Voting Preferred Stock being converted shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a holder of such converted shares of Series X Non-Voting Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series X Non-Voting Preferred Stock. In no event shall the Series X Non-Voting Preferred Stock convert into shares of Common Stock prior to the Shareholder Approval.

7.	Certain Adjustments.

7.1

Stock Dividends and Stock Splits. If the Corporation, at any time while the Series X Non-Voting Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of the Series X Non-Voting Preferred Stock) with respect to the then outstanding shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; or (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7.1 shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

7.2

Fundamental Transaction. If, at any time while the Series X Non-Voting Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person or any stock sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than any such transaction in which the Corporation is the surviving or continuing entity and its Common Stock is not exchanged for or converted into other securities, cash or property), (B) the Corporation effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which more than 50% of the Common Stock not held by the Corporation or such Person is exchanged for or converted into other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 7.1 above) to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of the Series X Non-Voting Preferred Stock the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the Series X Non-Voting Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new certificate of designations with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement to which the Corporation is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7.2 and insuring that the Series X Non-Voting Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Corporation shall cause to be delivered to each Holder, at its last address as it shall appear upon the stock books of the Corporation, written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close.

7.3

Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

8.

Redemption. The shares of Series X Non-Voting Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law, nor shall the foregoing limit the Holder’s rights under Section 6.4.3.

9.

Transfer. A Holder may transfer such shares of Series X Non-Voting Preferred Stock in whole, or in part, together with the accompanying rights set forth herein, held by such Holder without the consent of the Corporation; provided that such transfer is in compliance with applicable securities laws. The Corporation shall in good faith (i) do and perform, or cause to be done and performed, all such further acts and things, and (ii) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any Holder may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9.

10.

Series X Non-Voting Preferred Stock Register. The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the Holders in accordance with Section 11), a register for the Series X Non-Voting Preferred Stock, in which the Corporation shall record (i) the name, address, electronic mail address and facsimile number of each holder in whose name the shares of Series X Non-Voting Preferred Stock have been issued and (ii) the name, address, electronic mail address and facsimile number of each transferee of any shares of Series X Non-Voting Preferred Stock. The Corporation may treat the person in whose name any share of Series X Non-Voting Preferred Stock is registered on the register as the owner and holder thereof for all purposes. The Corporation shall keep the register open and available at all times during business hours for inspection by any holder of Series X Non-Voting Preferred Stock or his, her or its legal representatives.

11.

Notices. Any notice required or permitted by the provisions of this Certificate of Designations to be given to a holder of shares of Series X Non-Voting Preferred Stock shall be mailed, postage prepaid, to the Corporation’s registered office at 490 Lapp Road, Malvern, Pennsylvania 19355, Chester County, or given by electronic communication in compliance with the provisions of the PBCL, and shall be deemed sent upon such mailing or electronic transmission.

12.

Book-Entry; Certificates. The Series X Non-Voting Preferred Stock will be issued in book-entry form; provided that, if a Holder requests that such Holder’s shares of Series X Non-Voting Preferred Stock be issued in certificated form, the Corporation will instead issue a stock certificate to such Holder representing such Holder’s shares of Series X Non-Voting Preferred Stock. To the extent that any shares of Series X Non-Voting Preferred Stock are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.

13.

Lost or Mutilated Series X Non-Voting Preferred Stock Certificate. If a Holder’s Series X Non-Voting Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series X Non-Voting Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation and, in each case, customary and reasonable indemnity, if requested by the Corporation. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Corporation may prescribe.

14.

Waiver. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained in this Certificate of Designation and any right of the Holders granted under this Certificate of Designation may be waived as to all shares of Series X Non-Voting Preferred Stock (and the Holders thereof) upon the written consent of the Holders of not less than a majority of the shares of Series X Non-Voting Preferred Stock then outstanding, unless a higher percentage is required by the PBCL, in which case the written consent of the Holders of not less than such higher percentage shall be required.

15.

Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

16.

Status of Converted Series X Non-Voting Preferred Stock. If any shares of Series X Non-Voting Preferred Stock shall be converted or redeemed by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series X Non-Voting Preferred Stock.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation of Preferences, Rights and Limitations of Series X Non-Voting Convertible Preferred Stock to be duly executed by its President and Chief Executive Officer, this 30th day of June, 2023.

Baudax Bio, Inc.

By:	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Chief Executive Officer

[Signature Page to Certificate of Designation of Preferences, Rights and Limitations]

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF

SERIES X NON-VOTING CONVERTIBLE PREFERRED STOCK)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series X Non-Voting Preferred Stock indicated below, represented by stock certificate No(s). represented in book-entry form, into shares of common stock, par value $0.01 per share (the “Common Stock”), of Baudax Bio, Inc. (the “Corporation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series X Non-Voting Convertible Preferred Stock (the “Certificate of Designations”) filed by the Corporation with the Secretary of the Commonwealth of Pennsylvania on June 30, 2023.

As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series X Non-Voting Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series X Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6.3 of the Certificate of Designations, is [•]%. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.

CONVERSION CALCULATIONS:

Date to Effect Conversion: _______

Number of shares of Series X Non-Voting Preferred Stock owned prior to Conversion: _______________________

Number of shares of Series X Non-Voting Preferred Stock to be Converted: _____________________

Number of shares of Common Stock to be Issued: _____________________

Address for delivery of physical certificates: _____________________

For DWAC Delivery, please provide the following:

Broker no: _____________________

Account no: _____________________

[HOLDER]

By:
Name:
Title:

Exhibit 10.1

Execution Version

FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”), dated as of June 29, 2023 (the “Effective Date”), is made by and among Baudax Bio, Inc., a Pennsylvania corporation (“Borrower”), Baudax Bio N.A. LLC, a Delaware limited liability company (“Baudax LLC”), Baudax Bio Limited, a private company incorporated under the laws of Ireland limited by shares having company number 562027 (together with Baudax LLC, collectively, the “Guarantors” and together with the Borrower, the “Loan Parties”), Wilmington Trust, National Association, not individually, but solely in its capacity as administrative and collateral agent for the Lender (the “Agent”) and the Lender party hereto (constituting the only Lender under the Credit Agreement).

WHEREAS, the Borrower, the Lender and the Agent are party to that certain Credit Agreement, dated as of May 29, 2020 (as amended, the “Credit Agreement”), pursuant to which the Lender agrees to make loans to the Borrower on the terms set forth therein. Unless otherwise provided herein, capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement;

WHEREAS, the Guarantors executed that certain Guarantee, dated as of May 29, 2020 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions) in favor of the Agent, the Lender and any other holder of the Obligations;

WHEREAS, as security for all of the liabilities, indebtedness and obligations due to the Lender under the Credit Agreement or any other Loan Document (collectively, the “Obligations”), the Borrower and the Guarantors executed and delivered to the Agent (i) that certain Security Agreement, dated as of May 29, 2020 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “Security Agreement”), granting to the Agent, for the benefit of the Lender, a security interest in the Collateral (as defined in the Security Agreement) (the “Collateral”), and (ii) the other Collateral Documents (as defined in the Credit Agreement) pursuant to or in connection with which each Loan Party thereto grants a security interest in any Collateral to the Agent for the benefit of the Lender or pursuant to which any such security interest in Collateral is perfected;

WHEREAS, the Borrower has informed the Lender that the Borrower intends to (i) enter into that certain Agreement and Plan of Merger, to be dated as of the date hereof (the “Merger Agreement”), among the Borrower, Bounce Merger Sub I, Inc. (“MergerSub 1”), Bounce Merger Sub II, LLC (“MergerSub 2”) and TeraImmune, Inc. (“TeraImmune”), and (ii) effect the transactions set out in the Merger Agreement pursuant to which the Borrower will cause (a) a merger of MergerSub 1 with and into TeraImmune, upon which TeraImmune will become a Subsidiary of the Borrower (the “First Merger”), and (b) immediately following the First Merger, TeraImmune will merge with and into MergerSub 2, with MergerSub 2 being the surviving entity as well as a Subsidiary of the Borrower (the “Second Merger”, and collectively with the First Merger, the “Mergers”) (collectively, the transactions described in clauses (i) and (ii), the “Transactions”);

WHEREAS, immediately upon the consummation of the Transactions, the Specified Defaults (as defined below) will occur under the Credit Agreement;

WHEREAS, the occurrence and continuance of such Specified Defaults shall permit the Agent and the Lender to exercise the rights and remedies provided in the Loan Documents, as applicable, and pursuant to Applicable Law (collectively, the “Rights and Remedies”), including, but not limited to the Lender’s immediate rights to realize upon and enforce the Lender’s rights (w) to accelerate the maturity of any or all of the Loan and other Obligations under Section 8.2 of the Credit Agreement, (x) to collect all of the Obligations, (y) to appoint receivers or controllers or foreclose upon or otherwise seek remedies with respect to all or any portion of the Collateral and (z) as otherwise provided by Applicable Law, commence legal actions and other legal proceedings against the Borrower or with respect to all or any portion of the Collateral;

WHEREAS, the Agent and the Lender have each agreed to forbear from exercising their respective Rights and Remedies on the terms and conditions described below for such limited period of time, provided that Borrower and its Subsidiaries (including, following the Transactions, TeraImmune) take certain actions as set forth in, and otherwise comply with all other terms and conditions of, this Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Borrower and Guarantor Acknowledgments. Each of Borrower and the Guarantors acknowledges and agrees that:

1.1 Defaults. Immediately upon the consummation of the Transactions, the following Events of Default shall have occurred and be continuing under the Credit Agreement (collectively with any Default or Event of Default that may have occurred from the taking of any action, or the failure to take any action, in the event any Default or Event of Default has occurred and is continuing, in each case, not permitted under the Credit Agreement or the other Loan Documents as a result of the occurrence and continuance of any of the following Events of Default, the “Specified Defaults”) as of the date hereof:

(a) Borrower shall have breached Section 6.8(b) of the Credit Agreement by forming or acquiring MergerSub 1, MergerSub 2 and TeraImmune as new Subsidiaries of Borrower without causing each such Subsidiaries to satisfy the requirements set forth under Section 6.8(b) of the Credit Agreement at the time of such formation or acquisition;

(b) Borrower, MergerSub 1, MergerSub 2 and TeraImmune (collectively, the “Merger Parties”) shall have breached Section 7.4(a) of the Credit Agreement by consummating the Transaction, which is not a Permitted Acquisition or otherwise permitted under Section 7.4(a) of the Credit Agreement;

(c) the Merger Parties shall have breached Section 7.10 of the Credit Agreement by making Investments in connection with the Transactions that are not otherwise permitted under Section 7.10 of the Credit Agreement;

2

(d) Borrower shall have breached Section 7.16 of the Credit Agreement by establishing or acquiring MergerSub 1, MergerSub 2, and TeraImmune;

(e) the Merger Parties shall have breached Section 7.1 of the Credit Agreement by suffering to exist (i) Debt incurred pursuant to that certain Business Loan Agreement, dated September 21, 2022, between TeraImmune and Fulton Bank, N.A. (the “Business Loan Agreement”) disclosed pursuant to Schedule 6.6 of the Company Disclosure Schedule to Agreement and Plan of Merger (the “Company Disclosure Schedules”) and (ii) Debt in the form of convertible notes incurred by TeraImmune pursuant to the agreements disclosed on Schedule 2.6(d) of the Company Disclosure Schedules (collectively, the “Convertible Notes”);

(f) the Merger Parties shall have breached Section 7.2 of the Credit Agreement by suffering to exist (i) Liens granted to Fulton Bank, N.A. pursuant to that Commercial Security Agreement, dated September 21, 2022, in connection with the Business Loan Agreement, and (ii) Liens granted to PNC Bank pursuant to that Pledge Agreement dated June 29, 2021, in favor of PNC Bank (the “Pledge Agreement”).

Each of Borrower and the other Loan Parties acknowledges and agrees that, prior to the effectiveness of this Agreement, the Specified Defaults permit the Agent (at the direction of the Lender) and the Lender, as the case may be, to exercise the Rights and Remedies. Each of Borrower and the other Loan Parties acknowledges and agrees that the Agent and the Lender have not been provided an adequate opportunity to fully review the documents relating to the Transactions or conduct diligence on TeraImmune and its assets, liabilities, agreements and business, that neither the Agent nor the Lender is charged with or responsible for the contents of documentation and information that it has received in connection with the Transactions given the accelerated timing of the Transactions and that additional Events of Default (other than the Specified Defaults) may occur as a result of the Transactions and that such Events of Default permit the Agent (at the direction of the Lender) and the Lender to exercise the remedies described above and in the Loan Documents.

1.2 Loan Documents. The Loan Documents, including this Agreement, are legal, valid, binding and enforceable against the Borrower and the other Loan Parties party thereto in accordance with their terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity. Except as specifically provided herein, the terms of the Loan Documents remain unchanged, except as otherwise amended, restated, supplemented or otherwise modified from time to time, in each case with the prior written consent of, or by an instrument in writing executed by, the Lender and/or the Agent.

1.3 Obligations. The Obligations are not subject to any setoff, deduction, claim, counterclaim or defenses of any kind or character whatsoever.

1.4 Collateral. As provided in the Security Agreement and the other Loan Documents, the Agent, for the benefit of the Lender, has a valid, enforceable and perfected security interest in and Lien on the Collateral, as to which there are no setoffs, deductions, claims, counterclaims or defenses of any kind or character whatsoever, except to the extent otherwise expressly permitted by the Credit Agreement.

3

1.5 Default Notice. The Agent and Lender agree that the execution and delivery of this Agreement by the Borrower and the other Loan Parties shall be deemed to serve as timely and proper notice of the Specified Defaults and the other Events of Default arising under the Credit Agreement as a result of the Transactions, and hereby waives any rights to receive further notice thereof.

2. Forbearance.

2.1 Scope of Forbearance. Subject to compliance by Borrower and the Guarantors with the terms and conditions of this Agreement, the Agent and the Lender each hereby agrees to forbear (but not waive), only during the Forbearance Period (as defined below), from exercising any of its Rights and Remedies in respect of the Specified Defaults against, or with respect to, the Collateral (as the case may be), Borrower or any of its Subsidiaries or Affiliates (the rights forborne pursuant to the foregoing, the “Forborne Rights”); provided, however, that (i) Borrower and each of its Subsidiaries shall comply with all limitations, restrictions or prohibitions that would otherwise be effective or applicable under the Credit Agreement or the other Loan Documents during the continuance of any Event of Default and (ii) nothing herein shall restrict, impair or otherwise affect the Lender’s or the Agent’s right to file, record, publish or deliver a notice of default or document of similar effect. Notwithstanding any of the foregoing, other than the Forborne Rights, none of the Agent nor the Lender hereby forbears, and each hereby reserves the right to exercise, at its sole discretion (to the extent provided under the Loan Documents or Applicable Law, as the case may be), all of its Rights and Remedies in connection with any Default or Events of Default (other than the Specified Defaults) which may have occurred prior to the date hereof, which may be continuing on the date hereof, or which may occur or be continuing at any time after the date hereof, including, without limitation, the Lender’s ability to (via written request to the Agent) declare all or any part of the Loan and other Obligations, including the Prepayment Premium Amount, immediately due and payable under Section 8.2 of the Credit Agreement. Nothing contained herein, and no delay on the part of the Agent or the Lender in exercising any such rights or remedies, shall be construed as a waiver of any such rights or remedies. For the avoidance of doubt, during the Forbearance Period, interest shall continue to accrue and be payable as and when due under the Credit Agreement and the other Loan Documents, including the additional interest accruing on the Loan pursuant to Section 2.3 of the Credit Agreement.

2.2 Forbearance Period. Forbearance of the Forborne Rights by the Agent and the Lender, as provided in Section 2.1 shall extend and be limited only to the period (the “Forbearance Period”) commencing on the Effective Date and ending on the earlier to occur of (a) 11:59 p.m. New York time, on July 27, 2023, (b) the date that any Forbearance Default (as defined in Section 6) occurs, (c) Borrower receives any decision (regardless of whether such decision is preliminary, final or subject to appeal) following the hearing or similar proceeding on the date hereof from the Nasdaq Capital Market, or an affiliate thereof, (including a Nasdaq Hearing Panel) that recommends that the common stock of the Borrower shall not continue to be listed or admitted for trading on the Nasdaq Capital Market, the

4

Nasdaq Global Select Market and/or the Nasdaq Global Market (or any nationally recognized securities exchange that is a successor to any of the foregoing) (collectively, “NASDAQ”), or any decision that is similar to the foregoing, and (d) the taking by, or in respect of, Borrower or the Guarantors of any step to appoint an administrator, liquidator, provisional liquidator, receiver or controller or any equivalent, or to file a petition in bankruptcy or any analogous proceeding for liquidation, or to seek to obtain any relief under any law relating to bankruptcy, insolvency, external reorganization, moratorium or other similar matter, whether under the laws of the Ireland or any other jurisdiction. The Agent’s and the Lender’s forbearance of the Forborne Rights, as provided herein, shall immediately and automatically cease without notice or further action upon the earliest to occur of the events set forth in clause (a), clause (b), clause (c) or clause (d) above (the “Termination Date”).

2.3 Extension of Forbearance Period. The Agent (at the direction of the Lender) and the Lender may, in their sole discretion and without obligation, renew or extend the Forbearance Period after the Termination Date or grant additional forbearance periods.

2.4 No Other Modifications. Except as expressly set forth herein, nothing in this Agreement shall modify or be deemed to modify any of the terms of the Credit Agreement, any other Loan Document, or any of the obligations of Borrower or any Guarantor in favor of the Lender existing thereunder or under Applicable Law.

3. Effectiveness. This Agreement shall become effective upon (a) receipt by the Agent, the Lender and Borrower of counterpart signatures of the other parties to this Agreement duly executed and delivered by each party hereto, (b) receipt by the Agent and the Lender of counterpart signatures of the Guarantors to the Reaffirmation, Acknowledgment, and Consent of Guarantors attached hereto as Exhibit A, (c) receipt by the Lender of a payment in immediately available funds in an aggregate amount equal to $1,011,726.25 (consisting of (i) an acceleration of the $500,000 amortization payment which would otherwise have been due and payable on July 1, 2023 pursuant to Section 2.4.1 of the Credit Agreement, (ii) a monthly installment of the Fifth Amendment Fee payment of $47,291.67 (which was amortized over twelve (12) months), (iii) an additional voluntary prepayment of principal on the Loans of $390,842.66, (iv) accrued and unpaid interest and fees in respect of the foregoing in the amount of $61,866.67, and (v) a payment of $11,725.25 representing the Prepayment Premium Amount due on such principal repayment), and (d) receipt by the Agent and the Lender and their respective counsel of the fees and expenses incurred in connection with the Loan Documents, this Agreement and the Transactions.

4. Representations and Warranties. Except with respect to the Specified Defaults, each of Borrower and the Guarantors represents and warrants that all representations and warranties relating to it and its respective Subsidiaries contained in the Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (and in each of the foregoing cases, except where such representation and warranty is qualified by materiality, Material Adverse Effect or words of similar import, in which case such representations and warranties shall be true and correct in all respects). Each of Borrower and the Guarantors further represents and warrants to the Agent and the Lender as follows:

4.1 Authorization. The execution, delivery and performance of this Agreement are within its organizational power and have been duly authorized by all necessary organizational action.

5

4.2 Enforceability. This Agreement constitutes a valid and legally binding agreement enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

4.3 No Violation. The execution, delivery and performance by the Borrower and each other Loan Party of this Agreement do not and will not (a) conflict with any provision of Applicable Law, (b) conflict with the charter, by-laws, limited liability company agreement, partnership agreement or other organizational documents of any Loan Party or (c) result in the creation or imposition of any Lien on any property of it or any of its Subsidiaries, whether now owned or hereafter acquired, other than Liens in favor of the Agent and other Liens permitted under Section 7.2 of the Credit Agreement.

5. Covenants. In order to induce the Agent and the Lender to forbear from the exercise of the Forborne Rights as set forth in Section 2, each of Borrower and the Guarantors hereby covenants and agrees, unless the Agent (at the direction of the Lender) and/or the Lender otherwise consent in writing, as follows:

5.1 Other Financial Information. At all times during the Forbearance Period, Borrower shall promptly provide to the Lender such books, records and other financial and other information as the Lender may request in writing (in its sole discretion) in connection with the affairs of Borrower, any of the Guarantors, their Subsidiaries or the Transactions.

5.2 Transaction Updates. On the Effective Date, Borrower shall provide to the Lender (a) true, correct and complete copies of all agreements, certificates and other documents relating to the Transaction, including the Merger Agreement, and (b) evidence reasonably satisfactory to the Lender that the Transactions have been consummated on the Effective Date.

5.3 Nasdaq Listing Hearing Status Updates. During the Forbearance Period, Borrower shall promptly (and in any event within 3 Business Days) provide reasonably detailed updates regarding the results, decision or communications of any panel hearing or similar proceeding regarding whether the Borrower’s common stock will continue to be listed or admitted for trading on NASDAQ and true, correct and complete copies of any correspondence, decision or other communication from NASDAQ, NASDAQ Hearings Panel or any similar panel of NASDAQ.

6

5.4 Resolution of Certain Specified Defaults. Within 14 calendar days after the Effective Date (or such later date as the Lender agrees to in its sole discretion), Borrower shall:

(a) Provide Agent and Lender evidence, to Lender’s reasonable satisfaction, of the termination or extinguishment in full of all Debt arising under the Business Loan Agreement and the Convertible Notes;

(b) Provide Agent and Lender evidence, to Lender’s reasonable satisfaction, of the release and termination of all Liens arising under the Business Loan Agreement and the Pledge Agreement and any other Liens on the assets of any Merger Party or any of their Subsidiaries that are not Permitted Liens; and

(c) Cause each of its Subsidiaries, including MergerSub 1, MergerSub 2 and TeraImmune (to the extent existing at such time), to satisfy the requirements set forth in Section 6.8(b) of the Credit Agreement, including (to the extent required under the Credit Agreement and the other Loan Documents) executing and delivering such documents as reasonably requested by the Lender to provide a guarantee of the Obligations and create, perfect and establish a first priority Lien over such Subsidiary’s property and assets constituting Collateral.

5.5 Further Assurances. At all times during the Forbearance Period, promptly upon written request of the Agent (at the direction of the Lender) or the Lender (in their sole discretion), Borrower and/or any applicable Guarantor shall execute and deliver additional documents (including, with respect to the TeraImmune, MergerSub 1 and MergerSub 2) to the extent required by the Credit Agreement and the other Loan Documents.

5.6 All Subsidiaries of the Borrower that are not Loan Parties, including each Merger Party, shall transfer all of their cash and Cash Equivalent Investments to deposit accounts subject to a Control Agreement within 5 Business Days of the date hereof.

5.7 Notwithstanding any other obligations of the Loan Parties and their Subsidiaries under the Credit Agreement, no Loan Party shall transfer cash or Cash Equivalent Investments from an account subject to a Control Agreement to an account of a Subsidiary that is not subject to a Control Agreement without the prior written approval of the Lender.

6. Forbearance Default. The occurrence of one or more of the following shall constitute a “Forbearance Default” under this Agreement:

6.1 Borrower or any Guarantor shall fail to abide by or observe any term, condition, covenant or other provision contained in this Agreement or any document related to or executed in connection with this Agreement, including without limitation compliance in all respects with each of the covenants set forth in Section 5.

6.2 A Default or an Event of Default (other than the Specified Defaults) shall occur under any Loan Document.

6.3 Borrower, any Guarantor, any Subsidiary or any of their respective creditors commences a case, proceeding or other action against the Agent, the Lender and/or any Released Party relating to any of the Obligations, the Collateral, the Loan Documents, this Agreement or any action or omission by the Agent, the Lender and/or any Released Party or any of their respective agents in connection with any of the foregoing.

7

6.4 Any other creditor of Borrower, any Guarantor or its or such Guarantor’s Subsidiaries commences an action against Borrower, such Guarantor or such Subsidiary seeking to collect any debt, obligation or liability, or any forbearance granted by any other creditor of Borrower, such Guarantor or its or such Guarantor’s Subsidiaries terminates or expires.

6.5 Borrower or any of the Borrower’s Subsidiaries repudiates and/or asserts any defense with respect to this Agreement or any Loan Document.

6.6 Borrower or any of the Borrower’s Subsidiaries takes any step, or any person takes any step with respect to any of them, to appoint an administrator, liquidator, provisional liquidator, receiver or controller or any equivalent, or to file a petition in bankruptcy or any analogous proceeding for liquidation, or to seek to obtain any relief under any law relating to bankruptcy, insolvency, external reorganization, moratorium or other similar matter, whether under the laws of the Ireland or any other jurisdiction.

Any Forbearance Default shall constitute an immediate Event of Default under the Credit Agreement and other Loan Documents. Upon the Termination Date, the agreement of the Lender and the Agent hereunder to forbear from exercising their respective Rights and Remedies shall immediately terminate without the requirement of any demand, presentment, protest or notice of any kind, all of which Borrower and the Guarantors hereby waive. Borrower and the Guarantors hereby agree that the Lender and/or the Agent may at any time thereafter proceed to exercise any and all of their respective Rights and Remedies, including, without limitation, their respective Rights and Remedies with respect to the Specified Defaults.

7. Waiver and Release. TO INDUCE THE LENDER AND THE AGENT TO AGREE TO THE TERMS OF THIS AGREEMENT, BORROWER AND THE GUARANTORS (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THEY:

7.1 WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF;

7.2 FOREVER RELEASE, RELIEVE AND DISCHARGE THE LENDER AND THE AGENT AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS,

8

OBLIGATIONS, PROMISES, ACTS, AGREEMENTS AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO THE LOAN DOCUMENTS, TRANSACTIONS OR THE TRANSACTIONS CONTEMPLATED THEREBY. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE RELEASING PARTIES AND THE RELEASED PARTIES HEREBY AGREE THAT THE RELEASE CONTAINED HEREIN DOES NOT INCLUDE A RELEASE OF ANY CLAIM OR OBLIGATION AGAINST THE RELEASED PARTIES ARISING FROM AND AFTER THE DATE HEREOF UNDER THE TERMS OF THIS AGREEMENT AND ANY OTHER LOAN DOCUMENTS WHICH CLAIM OR OBLIGATION DOES NOT ARISE, DIRECTLY OR INDIRECTLY, OUT OF AND IS IN NO WAY BASED UPON MATTERS, THINGS, ACTS, CONDUCT AND/OR OMISSIONS OCCURRING PRIOR TO THE DATE HEREOF;

7.3 IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AGREEMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO;

7.4 COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AGREEMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING; AND

7.5 REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

9

8. Indemnification. The Borrower hereby expressly acknowledges, agrees and reaffirms its indemnification obligations to the Agent, the Lender and the other Lender Parties to the extent required by, and subject to the limitations set forth in, Section 10.4 of the Credit Agreement. The Borrower further acknowledges, agrees and reaffirms that all such indemnification obligations to the extent required by, and subject to the limitations set forth in, Section 10.4 of the Credit Agreement shall survive the expiration of the Forbearance Period and the termination of this Agreement, the Credit Agreement, the other Loan Documents and the payment in full of the Obligations.

9. [Reserved].

10. Ratification of Liability. Borrower and the Guarantors, in each case, as debtors, grantors, pledgors, guarantors, assignors or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents, hereby consent to the arrangements in this Agreement and ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which it is a party, and ratify and reaffirm their grants of liens on or security interests in their properties pursuant to such Loan Documents to which they are a party, respectively, as security for the Obligations under or with respect to the Credit Agreement, and confirms and agrees that such liens and security interests hereafter secure all of the Obligations, as applicable, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement, any other Loan Document.

11. Miscellaneous.

11.1 Notices. Any notices with respect to this Agreement shall be given in the manner provided for in Section 10.2 of the Credit Agreement.

11.2 Integration; Loan Document; Modification of Agreement. This Agreement and the Loan Documents embody the entire understanding between the parties hereto and supersede all prior agreements and understandings (whether written or oral) relating to the subject matter hereof and thereof. This Agreement is a “Loan Document” as defined in the Credit Agreement. The terms of this Agreement may not be waived, modified, altered or amended except by agreement in writing signed by all the parties hereto.

11.3 Construction. This Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Agreement and all other agreements

10

and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. Each of the parties hereto acknowledges that it has been represented by legal counsel of its own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed in connection herewith and that it has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect. If any matter is left to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of the Lender, or their respective employees, counsel or agents, in the Credit Agreement or any other Loan Documents, such action shall be deemed to be exercisable by the Lender or such other Person, as the case may be, in its sole and absolute discretion. Without limiting the generality of the foregoing, “option” and “discretion” shall be implied by the use of the words “if” and “may”.

11.4 No Other Creditor Action. The Lender’s and the Agent’s obligations to forbear hereunder are expressly conditioned upon all other material creditors of Borrower or any of its Subsidiaries (including, without limitation, trade creditors and subordinated secured and unsecured creditors) refraining from taking any material enforcement action whatsoever against Borrower, any of its Subsidiaries, or the Collateral (including, without limitation, acceleration of indebtedness) during the Forbearance Period, except for any such action that is disputed by Borrower or such Subsidiary in good faith. In the event that any such creditor takes any such action, the Lender’s and the Agent’s forbearance hereunder shall automatically and immediately terminate without further notice or demand.

11.5 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

11.6 Full Force and Effect. The Loan Documents shall remain unchanged, in full force and effect and continue to govern and control the relationship between the parties hereto, except to the extent they are inconsistent with, superseded or expressly modified herein. To the extent of any inconsistency, amendment or superseding provision, this Agreement shall govern and control.

11.7 Governing Law. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

11

11.8 Waiver of Jury Trial. BORROWER, EACH GUARANTOR, THE LENDER AND THE AGENT EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

11.9 No Waiver. Except as expressly set forth in this Agreement, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agent and/or the Lender under the Credit Agreement or the other Loan Documents (including with respect to (a) any Events of Default, whether or not existing as of the date hereof, other than the Specified Defaults and (b) any rights or remedies in connection with any Specified Default, other than the Forborne Rights), as the case may be, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Agreement shall be construed to imply any willingness on the part of the Agent or the Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents, as the case may be. No failure to exercise and no delay in exercising, on the part of the Agent or the Lender, any right, remedy, power or privilege hereunder, under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Further, the Lender’s or the Agent’s acceptance of payment on account of the Obligations, as the case may be, or other performance by Borrower or any Guarantor after the occurrence of an Event of Default shall not be construed as a waiver of such Event of Default, any other Event of Default or any of the Lender’s or the Agent’s rights or remedies.

11.10 Cumulative Rights. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

11.11 Reimbursement of Costs and Expenses. Borrower agrees to pay all reasonable and documented out-of-pocket costs, fees and expenses of the Lender and the Agent (including, without limitation, the fees and out-of-pocket expenses of (i) Covington & Burling LLP, counsel to the Lender, and (iii) Ballard Spahr LLP, counsel to the Agent), expended or incurred by the Lender or the Agent in connection with the negotiation, preparation, administration, execution, delivery and enforcement of this Agreement, in each case to the extent required by, and subject to the limitations set forth in, Section 10.3 of the Credit Agreement. Without in any way limiting the foregoing, Borrower hereby reaffirms its agreement to pay or reimburse the Lender and the Agent for costs and expenses incurred by the Lender and the Agent, in each case to the extent required by, and subject to the limitations set forth in, Section 10.3 of the Credit Agreement. For the avoidance of doubt, Borrower acknowledges and agrees that such costs and expenses will include any amounts incurred by the Lender in the engagement of lawyers and accounting advisers to assist it in its continuing review of the books, records and affairs generally of Borrower, the Guarantors and their Subsidiaries.

12

11.12 Headings. The section headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

11.13 Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tiff”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

11.14 Direction to the Agent. The Lender hereby (i) authorizes and directs the Agent to execute and deliver this Agreement, and (ii) acknowledge and agree that the direction set forth in this Section 11.14 constitutes a valid and binding instruction from the Lender under the Loan Documents, including Section 9.3 of the Credit Agreement, and that the Agent is entitled to conclusively rely upon such authorization and direction.

[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

13

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

BAUDAX BIO, INC.

By:	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Chief Executive Officer

GUARANTORS:

BAUDAX BIO N.A. LLC

By:	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Chief Executive Officer

[Signature Page to Forbearance Agreement]

BAUDAX BIO LIMITED

By:	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Chief Executive Officer

15

MAM EAGLE LENDER, LLC, as the Lender

By:	/s/ Lou Hanover
Name: Lou Hanover Title: Authorized Signatory

[Signature Page to Forbearance Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Agent

By:	/s/ Andrew Lennon
Name: Andrew Lennon

[Signature Page to Forbearance Agreement]

Exhibit A

REAFFIRMATION, ACKNOWLEDGMENT, AND CONSENT OF GUARANTORS

Each of the undersigned joined the Guarantee as a party thereto and thereby provided its continuing guaranty pursuant to Article II thereof, for the benefit of the Lender (the “Guaranty”). Each of the undersigned hereby consents to the Forbearance Agreement as set forth above and confirms that its Guaranty, and all of its obligations thereunder, remain in full force and effect. Each of the undersigned further agrees that its consent to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Agent and Lender are relying on the assurances provided herein in entering into the Forbearance Agreement set forth above. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Reaffirmation, Acknowledgement, and Consent of Guarantors.

Dated as of June 29, 2023.

GUARANTORS:

BAUDAX BIO N.A. LLC

By:	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Chief Executive Officer

BAUDAX BIO LIMITED

By:	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Chief Executive Officer

[Signature Page to Forbearance Agreement]